As filed with the Securities and Exchange Commission on July 21, 2020

1933 Act Registration No.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.

☐ Post-Effective Amendment No.

(Check appropriate box or boxes.)

WISDOMTREE TRUST

(Exact name of registrant as specified in charter)

245 Park Avenue

35th Floor

New York, NY 10167

(Address of Principal Executive Offices) (Zip Code)

1-866-909-9473

(Registrant’s Telephone Number, including Area Code)

JONATHAN STEINBERG

WISDOMTREE TRUST

245 Park Avenue

35th Floor

New York, NY 10167

(Name and Address of Agent for Service)

Copies to:

Laura E. Flores W. John McGuire	Ryan Louvar
Morgan, Lewis & Bockius LLP	WisdomTree Asset Management, Inc.
1111 Pennsylvania Avenue NW	245 Park Avenue, 35th Floor
Washington, DC 20004	New York, NY 10167

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing will become effective on August 20, 2020 pursuant to Rule 488.

Title of Securities Being Offered: Shares of WisdomTree Enhanced Commodity Strategy Fund.

No filing fee is due because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of securities.

WISDOMTREE TRUST

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement is comprised of the following:

Cover Sheet

Contents of Registration Statement

Letter to Shareholders

Notice of Special Meeting of Shareholders

Questions and Answers

Part A – Combined Proxy Statement and Prospectus

Part B – Statement of Additional Information

Part C – Other Information

Signature Page

Exhibits

The information in this combined proxy statement and prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This combined proxy statement and prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

COMBINED PROXY STATEMENT AND PROSPECTUS

For the Reorganization of

WisdomTree Continuous Commodity Index Fund

245 Park Avenue

35th Floor

New York, New York 10167

(866) 909-9473

into and with the

WisdomTree Enhanced Commodity Strategy Fund

a series of the WisdomTree Trust

245 Park Avenue

35th Floor

New York, New York 10167

(866) 909-9473

August [    ], 2020

WISDOMTREE CONTINUOUS COMMODITY INDEX FUND

245 Park Avenue

35th Floor

New York, New York 10167

August [        ], 2020

Dear Shareholder:

We are pleased to invite you to a Special Meeting of Shareholders (the “Special Meeting”) of the WisdomTree Continuous Commodity Index Fund (the “Target Fund”) on [October         , 2020] at 9:00 a.m., Eastern Time. Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of our shareholders, employees and community, the Special Meeting will be conducted exclusively via audio teleconference. Any shareholder, who owned shares of the Target Fund as of August 14, 2020 (the “Record Date”), wishing to participate in the Special Meeting telephonically may do so by emailing the Target Fund’s proxy solicitor, Di Costa Partners LLP (“DCP”) at meetinginfo@dicostapartners.com no later than 2:00 p.m. Eastern Time on [                    ], 2020 to register. Detailed registration instructions are set forth below. If you have any questions prior to the Special Meeting, please call DCP toll-free at (833) 892-6628.

As discussed in more detail in the enclosed Combined Proxy Statement and Prospectus (together, the “Proxy Statement”), at the Special Meeting, the shareholders of the Target Fund will be asked to consider and vote upon a proposal to approve an Agreement and Plan of Reorganization (the “Plan”) to reorganize the Target Fund into and with the WisdomTree Enhanced Commodity Strategy Fund (the “Acquiring Fund”), a separate series of the WisdomTree Trust (the “Trust”) and an investment company registered pursuant to the Investment Company Act of 1940 the shares of which will be listed on [                    ] (the “Reorganization”).

If approved by shareholders of the Target Fund and upon effectiveness of the Plan, you will receive shares of the Acquiring Fund equivalent to the value of your Target Fund shares as of the closing date of the Reorganization as described in the Proxy Statement, in complete liquidation and dissolution of the Target Fund, and you will no longer be a shareholder of the Target Fund, but will become a shareholder of the Acquiring Fund.

Like the Target Fund, the Acquiring Fund seeks to provide broad-based commodities exposure. The Acquiring Fund, however, seeks to provide such exposure through an actively managed investment strategy designed to seek to achieve positive total returns in rising or falling markets that are not directly correlated to broad market equity or fixed income returns. In comparison, the Target Fund seeks to provide investors with exposure to the daily change in the price, before fees and expenses, of the Thomson Reuters Continuous Commodity Total Return Index (also known as the Refinitiv Equal Weight Continuous Commodity Total Return Index) (the “Index”), with a view to tracking the performance of the Index over time.

The Acquiring Fund will be managed by WisdomTree Asset Management, Inc. (“WisdomTree Asset Management”) and sub-advised by Mellon Investments Corporation. The Target Fund is managed by WisdomTree Commodity Services, LLC (“WisdomTree Commodity Services” or the “Managing Owner”), a subsidiary of WisdomTree Investments, Inc. and an affiliate of WisdomTree Asset Management, and sub-advised by GreenHaven Advisors LLC.

The Proxy Statement provides detailed information about the Acquiring Fund, including its similarities to and differences from the Target Fund.

Your vote is important.

WisdomTree Commodity Services believes that the proposed Reorganization is in the best interest of the Target Fund and its shareholders and recommends that you vote “FOR” the proposal – the approval of the Plan to authorize the Reorganization with respect to the Target Fund.

You can vote in one of four ways:

•	By mail with the enclosed proxy card/voting instruction form;

•	By internet through the website listed in the proxy voting instructions;

•	By automated touchtone using the toll-free number listed in the proxy voting instructions; or

•	At the Special Meeting by following the instructions below.

To participate in the Special Meeting:

If you were a shareholder of record of the Target Fund as of the Record Date and would like to participate in the Special Meeting, please email DCP at meetinginfo@dicostapartners.com no later than 2:00 p.m. Eastern Time on [                    ], 2020 to register. Please include the Target Fund’s name in the subject line of the e-mail and provide your name and address in the body of the e-mail. DCP will then e-mail you the dial-in information and instructions for participating in and voting during the Special Meeting.

If you held Target Fund shares through an intermediary, such as a broker-dealer, as of the Record Date and you want to participate in the Special Meeting, please e-mail DCP at meetinginfo@dicostapartners.com no later than 2:00 p.m. Eastern Time on [                    ], 2020 to register. Please include the Target Fund’s name in the subject line of the e-mail and provide your name, address and proof of ownership as of the Record Date from your intermediary. Please be aware that if you wish to vote at the Special Meeting, you must first obtain a legal proxy from your intermediary reflecting the Target Fund’s name, the number of Target Fund shares you held as of the Record Date and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or e-mail an image of the legal proxy to meetinginfo@dicostapartners.com and put “Legal Proxy” in the subject line. DCP will then e-mail you the dial-in information and instructions for participating in and voting during the Special Meeting.

The dial-in information will be active for the date and time of the Special Meeting only. If you have any questions prior to the Special Meeting, please call DCP toll-free at (833) 892-6628.

Thank you for your consideration of this important proposal. Your vote is extremely important, so please read the enclosed Proxy Statement carefully and submit your vote. If you have any questions about the proposal, please call DCP toll-free at (833) 892-6628.

Thank you for your response and for your continued investment in the Target Fund.

Respectfully,

Jeremy Schwartz

President and Chief Executive Officer

WisdomTree Commodity Services, LLC

WISDOMTREE CONTINUOUS COMMODITY INDEX FUND

245 Park Avenue

35th Floor

New York, New York 10167

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD [OCTOBER ___, 2020]

To the Shareholders of the WisdomTree Continuous Commodity Index Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of the WisdomTree Continuous Commodity Index Fund (the “Target Fund”) is to be held at 9:00 a.m., Eastern Time on [October         , 2020] for the purpose of considering and voting on the proposal set forth below. Each shareholder who owned shares of the Target Fund as of the close of business on August 14, 2020 (the “Record Date”) is entitled to vote on the proposal at the Special Meeting and any adjournments or postponements thereof. Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of our shareholders, employees and community, the Special Meeting will be conducted exclusively via audio teleconference. Any shareholder of record wishing to participate in the Special Meeting telephonically may do so by emailing the Target Fund’s proxy solicitor, Di Costa Partners LLP (“DCP”) at meetinginfo@dicostapartners.com no later than 2:00 p.m. Eastern Time on [                    ], 2020 to register. Detailed registration instructions are set forth in the enclosed Combined Proxy Statement and Prospectus (together, the “Proxy Statement”). If you have any questions prior to the Special Meeting, please call DCP toll-free at (833) 892-6628.

At the Special Meeting, shareholders of record of the Target Fund will be asked to consider and vote upon the following proposal:

To approve the Agreement and Plan of Reorganization which provides for the reorganization of the Target Fund into and with the WisdomTree Enhanced Commodity Strategy Fund, a separate series of the WisdomTree Trust.

Target Fund shareholders present at the Special Meeting and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.

If sufficient votes required to approve the proposal are not obtained, the Special Meeting will be adjourned to permit further solicitation of proxies. The persons designated as proxies may use their discretionary authority to vote on any other business, if any, raised at the Special Meeting to the extent properly presented and permitted by the proxy rules of the Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules, and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on [October __, 2020], or Any Adjournments or Postponements thereof. This Notice and the Proxy Statement are available on the internet at http://www.wisdomtree.com or by calling (toll-free) [(866) 909-9473]. On this website, you also will be able to access the Target Fund’s Prospectus and SAI and the Acquiring Fund’s Prospectus and SAI. We encourage you to access and review all of the important information contained in the Proxy Statement before voting. Whether or not you plan to attend the Special Meeting telephonically, please vote by phone, internet or mail as described in the enclosed Proxy Statement.

Jeremy Schwartz

President and Chief Executive Officer

WisdomTree Commodity Services, LLC

August [        ], 2020

HOW TO VOTE YOUR SHARES

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN

We urge you to vote your shares. Your prompt vote may save the Target Fund the necessity of further solicitations to ensure a sufficient number of votes are obtained to approve the proposal. You may cast your vote by mail, the internet and automated touchtone as set forth below.

•

Mail: To vote your proxy by mail, check the appropriate voting boxes on your proxy card/voting instruction form, sign and date the card and return it by mail. If you sign, date and return the proxy card/voting instruction form but give no voting instructions, the proxies will vote FOR the proposal.

The options below are available 24 hours a day/7 days a week.

•

Internet: The web address and instructions for voting online can be found on the enclosed proxy card/voting instruction form. You will be required to provide your control number found on your proxy card/voting instruction form.

•

Automated Touchtone: The toll-free number for automated touchtone telephone voting can be found on the enclosed proxy card/voting instruction form. You must have the control number found on your proxy card/voting instruction form.

If you have any questions regarding the proposal, the proxy card/voting instruction form or need assistance voting your shares, please contact the Target Fund’s proxy solicitor, DiCosta Partners LLC (“DCP”), toll-free at (833) 892-6628. If the Target Fund does not receive your voting instructions after our original mailing, you may be contacted by us or by DCP, in either case, to remind you to vote.

You also may participate in and vote at the Special Meeting. If you were a record holder of Target Fund shares as of August 14, 2020 (the “Record Date”), please email DCP at meetinginfo@dicostapartners.com no later than 2:00 p.m. Eastern Time on [                    ], 2020 to register. Please include the Target Fund’s name in the subject line of the e-mail and provide your name and address in the body of the e-mail. DCP will then e-mail you the dial-in information and instructions for voting during the Special Meeting.

If you held Target Fund shares through an intermediary, such as a broker-dealer, as of the Record Date and you want to participate in the Special Meeting, please e-mail DCP at meetinginfo@dicostapartners.com no later than 2:00 p.m. Eastern Time on [                    ], 2020 to register. Please include the Target Fund’s name in the subject line of the e-mail and provide your name, address and proof of ownership as of the Record Date from your intermediary. Please be aware that if you wish to vote at the Special Meeting, you must first obtain a legal proxy from your intermediary reflecting the Target Fund’s name, the number of Target Fund shares you held as of the Record Date and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or e-mail an image of the legal proxy to meetinginfo@dicostapartners.com and put “Legal Proxy” in the subject line. DCP will then e-mail you the dial-in information and instructions for voting during the Special Meeting.

The dial-in number will be active for the date and time of the Special Meeting only.

If you have any questions prior to the Special Meeting, please call DCP toll-free at (833) 892-6628.

WISDOMTREE CONTINUOUS COMMODITY INDEX FUND

245 Park Avenue

35th Floor

New York, New York 10167

QUESTIONS AND ANSWERS

Dated: August [        ], 2020

Question: What is this document and why did you send it to me?

Answer: The attached Combined Proxy Statement and Prospectus is a proxy statement for the WisdomTree Continuous Commodity Index Fund (the “Target Fund”) and a prospectus for the shares of the WisdomTree Enhanced Commodity Strategy Fund (the “Acquiring Fund”), an exchange-traded fund (“ETF”) registered pursuant to the Investment Company Act of 1940 (the “Investment Company Act”) and a separate series of the WisdomTree Trust (the “Trust”) (together, the “Proxy Statement”). The purposes of the Proxy Statement are to (1) solicit votes from shareholders of the Target Fund to approve the proposed reorganization of the Target Fund into and with the Acquiring Fund (the “Reorganization”), as described in the Agreement and Plan of Reorganization between the Target Fund and the Trust, on behalf of the Acquiring Fund (the “Plan”), a form of which is included as Appendix A to the Proxy Statement, and (2) provide information about the Acquiring Fund. If the shareholders of the Target Fund do not approve the proposal, then the Reorganization will not be implemented and WisdomTree Commodity Services, LLC (“WisdomTree Commodity Services” or the “Managing Owner”), the commodity pool operator and managing owner of the Target Fund, will consider what further actions to take, which may include the liquidation of the Target Fund.

The Proxy Statement contains information that you should know before voting on the proposal. The Proxy Statement should be retained for future reference.

Question: What is the purpose of the Reorganization?

Answer: The primary purpose of the Reorganization is to provide shareholders of the Target Fund with investment continuity in the form of an ETF that seeks to provide broad-based commodities market exposure at a lower expense ratio and with the increased investor protections afforded by the Investment Company Act (unlike the Target Fund, the Acquiring Fund is an investment company registered pursuant to the Investment Company Act). WisdomTree Commodity Services believes shareholders of the Target Fund also would benefit from, among other aspects, the Acquiring Fund’s active management and the various features of its investment strategy, including the enhanced roll process it will employ to seek to generate a greater yield from its investments in futures contracts.

In addition, the Acquiring Fund intends to elect to be treated, and to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). As a result, shareholders may benefit from the simplified tax reporting associated with an investment in a RIC compared to that associated with the Target Fund, which is treated as a partnership for U.S. federal income tax purposes.

The features of the Acquiring Fund, including its investment objective, principal investment strategy, and tax treatment are described in detail in the Proxy Statement.

i

Question: How will the Reorganization work?

Answer: If shareholders of the Target Fund approve the Plan, the Target Fund will redeem its investment in the WisdomTree Continuous Commodity Index Master Fund (the “Master Fund”) following the Master Fund’s liquidation of its investments and transfer all of its redemption proceeds to the Acquiring Fund in exchange for shares of the Acquiring Fund. The Target Fund will then distribute the shares it receives from the Acquiring Fund pro rata to shareholders of record. Existing shareholders of the Target Fund will become shareholders of the Acquiring Fund and, immediately after the Reorganization, each Target Fund shareholder will hold shares of the Acquiring Fund with a value equal to the aggregate net asset value (“NAV”) of the Target Fund’s shares that the shareholder held immediately prior to the Reorganization. Upon the Reorganization, shareholders of the Target Fund will cease to be shareholders of the Target Fund. Subsequently, the Target Fund will be dissolved and terminated.

Please refer to the Proxy Statement for a detailed explanation of the proposal. If the Plan is approved by shareholders of the Target Fund at the Special Meeting of Shareholders (the “Special Meeting”), the Reorganization is expected to occur before year-end 2020.

Question: How will the Reorganization affect me as a shareholder?

Answer: If the proposal is approved by shareholders of the Target Fund and you are a shareholder as of the close of business on August 14, 2020 (the “Record Date”) and remain a shareholder thereafter, you will become a shareholder of the Acquiring Fund upon the completion of the Reorganization and cease to be a shareholder of the Target Fund. You will receive shares of the Acquiring Fund with a value equal to the aggregate NAV of your shares of the Target Fund held immediately prior to the Reorganization. While the value of the Acquiring Fund shares you receive will be equivalent to that of your Target Fund shares immediately prior to the Reorganization, the number of Acquiring Fund shares you receive may differ from the number of Target Fund shares you held prior to the Reorganization.

Question: Is the Acquiring Fund different from the Target Fund?

Answer: Yes. There are several important differences between the Acquiring Fund and the Target Fund. Most significantly, the Target Fund is not an investment company as defined by the Investment Company Act and is not subject to regulation thereunder. Rather, interests in the Target Fund are registered pursuant to the Securities Act of 1933 (the “Securities Act”) only. The Acquiring Fund is an investment company and its shares are registered pursuant to both the Investment Company Act and the Securities Act. As a result, the Acquiring Fund and its shareholders benefit from the investor protections afforded by the Investment Company Act. The Acquiring Fund also must comply with the requirements of the Investment Company Act, including, in particular, certain investment limitations pertaining to investments in instruments that are not securities, such as commodities, and instruments that give rise to leverage. The Target Fund is a commodity pool subject to regulation by the Commodity Futures Trading Commission (“CFTC”) under the Commodity Exchange Act. As an investment company subject to overlapping regulatory requirements and due to its limited investment in commodities, the Acquiring Fund is subject to regulation by the CFTC only to a limited extent.

Another important difference, discussed in greater detail below, is the tax status and treatment of the Target Fund and the Acquiring Fund. The Target Fund is treated as a partnership for U.S. federal tax purposes and its shareholders receive a Schedule K-1. In contrast, the Acquiring Fund intends to qualify and be taxed as a RIC and its shareholders will receive a Form 1099 for tax reporting purposes.

The investment structure of the Target Fund and the Acquiring Fund also differ. The Target Fund invests substantially all of its assets in the WisdomTree Continuous Commodity Index Master Fund (the “Master Fund”) in a master-feeder structure. The Master Fund then invests in the desired portfolio of commodities.

The Acquiring Fund is not structured as a master-feeder structure, but may invest up to 25% of its assets in a wholly-owned and controlled subsidiary organized in the Cayman Islands (the “WisdomTree Subsidiary”). The WisdomTree Subsidiary may invest in commodity interests to a greater extent than the Acquiring Fund and is intended to provide the Acquiring Fund with exposure to commodity returns while enabling it to also satisfy source-of-income requirements necessary for it to qualify as a RIC.

In addition, while both the Target Fund and the Acquiring Fund are organized as Delaware statutory trusts, the Acquiring Fund is subject to the oversight of a Board of Trustees composed of a super-majority (83.3%) of Trustees who are not interested persons of the Acquiring Fund (i.e., “Independent Trustees”). The Target Fund is subject to the exclusive management and control of the Managing Owner.

The investment objectives, strategies and fees and expenses of the Target Fund and the Acquiring Fund also differ. In particular, the Target Fund is passively managed and seeks to track the performance of an index over time whereas the Acquiring Fund will be actively managed and seeks to achieve positive total returns in rising or falling markets that are not directly correlated to broad market equity or fixed income returns. The fees and expenses of an investment in the Acquiring Fund also will be significantly less than those borne in connection with an investment in the Target Fund.

The Target Fund and the Acquiring Fund also are managed by different investment managers. The Acquiring Fund will be managed by WisdomTree Asset Management, Inc. (“WisdomTree Asset Management”) and sub-advised by Mellon Investments Corporation (the “Sub-Adviser”). The Target Fund is managed by WisdomTree Commodity Services, a subsidiary of WisdomTree Investments, Inc. and an affiliate of WisdomTree Asset Management, and sub-advised by GreenHaven Advisors LLC.

The Proxy Statement provides more information about the Acquiring Fund and the Target Fund and we encourage you to review the information carefully.

Question: Who will manage the Acquiring Fund?

Answer: WisdomTree Asset Management will serve as the investment adviser to the Acquiring Fund with overall responsibility for the general management and administration of the Acquiring Fund, including the general management of the WisdomTree Subsidiary and the oversight of the Sub-Adviser’s investment activities for the Acquiring Fund and WisdomTree Subsidiary. The Sub-Adviser will be responsible for the day-to-day management of the Acquiring Fund and the WisdomTree Subsidiary. Detailed information about each of WisdomTree Asset Management and the Sub-Adviser is provided in the Proxy Statement.

Question: How do the objectives and strategies of the Target Fund and Acquiring Fund differ?

Answer: While both the Target Fund and the Acquiring Fund seek to provide exposure to the commodity markets, the objectives and strategies of each Fund differ, as described below.

The investment objective of the Target Fund, through its investment in the Master Fund, is to provide investors with exposure to the daily change in the price of a portfolio of commodities (the “Index Commodities”) comprising the Thomson Reuters Continuous Commodity Total Return Index (also known as the Refinitiv Equal Weight Continuous Commodity Total Return Index) (the “Index”), before Fund liabilities and expenses, with a view to tracking the performance of the Index over time. The Target Fund is passively managed and seeks to track the performance of the Index regardless of whether its performance is rising, falling or flat over any particular period. The Master Fund also invests and earns interest income from its holdings in U.S. Treasury obligations and other high credit-quality, short-term fixed income securities.

The Acquiring Fund is actively managed and seeks to achieve positive total returns in rising or falling markets that are not directly correlated to broad market equity or fixed income returns. The Acquiring Fund seeks to provide broad-based exposure to the Energy, Agriculture, Industrial Metals and Precious Metals segments of the commodity markets primarily through investments in futures contracts. The Acquiring Fund seeks to gain its commodities market exposure, in whole or in part, through its investment in the WisdomTree Subsidiary. In addition to its investments in the WisdomTree Subsidiary, the Acquiring Fund expects to invest to a significant extent in Treasury securities and other liquid short-term investments as collateral for its commodity futures contracts.

Question: How will the Reorganization affect the fees and expenses I pay as a shareholder of the Target Fund?

Answer: The Reorganization will have the effect of lowering the fees and expenses currently borne by the shareholders of the Target Fund. WisdomTree Asset Management will receive a fee of up to 0.55% of the Acquiring Fund’s average daily net assets for providing advisory and other services to the Acquiring Fund. Pursuant to its investment advisory agreement with the Trust, WisdomTree Asset Management has agreed to pay all expenses of the Acquiring Fund, subject to certain exceptions specified in the Acquiring Fund’s prospectus. In comparison, the Target Fund pays WisdomTree Commodity Services a fee equal to 0.85% (waived to 0.75%) of the average annual NAV of the Target Fund for the services it provides, subject to certain exceptions specified in the Target Fund’s prospectus (i.e., extraordinary and non-recurring/non-routine fees and expenses are paid by the Target Fund).

Question: Will I recognize gain or loss for income tax purposes as a result of the Reorganization?

Answer: It is possible that you may recognize gain or loss for income tax purposes in connection with the Reorganization. The Target Fund and the Master Fund in which it invests are each taxed as a partnership for U.S. federal income tax purposes. Accordingly, under applicable U.S. federal partnership tax rules, when the Master Fund liquidates its portfolio holdings in preparation for the Reorganization it will recognize gain or loss on its liquidated investments. Any such gain or loss will be allocated to the Target Fund when it redeems its interests from the Master Fund and ultimately to the Target Fund’s shareholders prior to the Reorganization. Furthermore, while it is not currently anticipated that the Target Fund will have any remaining liabilities immediately prior to the Reorganization, the assumption of the Target Fund’s liabilities, if any, by WisdomTree Asset Management would be expected to cause the Target Fund to recognize income that may be allocated to shareholders. Whether a particular shareholder of the Target Fund will recognize gain or loss will depend on a variety of factors specific to each shareholder, as well as whether there is a net built in gain or loss in the Master Fund’s portfolio investments when it liquidates those investments.

The Target Fund is not expected to recognize any gain when it transfers the cash proceeds it receives from the redemption of its interests in the Master Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund. In addition, the Target Fund shareholders are not expected to recognize gain or loss arising from their receipt of Acquiring Fund shares. Shareholders of the Target Fund should consult their own tax advisers regarding the federal, state and local tax treatment and implications of the liquidation of the Master Fund’s portfolio holdings in preparation for the Reorganization and the Reorganization in light of their individual circumstances.

Question: How do the federal income tax consequences of an investment in the Funds differ?

Answer: The Target Fund is a partnership for U.S. federal income tax purposes. The Acquiring Fund intends to elect to be treated, and to qualify annually, as a RIC under Subchapter M of the Internal Revenue Code. To qualify as a RIC, the Acquiring Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Acquiring Fund is not expected to be subject to U.S. federal income tax to the extent that it timely distributes its investment company taxable income (which includes ordinary income and the excess of net short-term capital gain over net long-term capital loss) and its “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss). The Acquiring Fund intends to distribute at least annually substantially all of such income and gain. Accordingly, the Acquiring Fund is intended to maintain the advantages of a single-level taxation enjoyed under the current partnership structure with respect to the treatment of taxable income. Unlike a partnership, however, the Acquiring Fund will not be able to “pass through” losses to shareholders.

The Acquiring Fund also will have more simplified tax reporting for the Acquiring Fund’s shareholders. Acquiring Fund shareholders will receive a Form 1099 for tax reporting purposes rather than the more complicated partnership Schedule K-1 provided to Target Fund shareholders.

For additional information regarding the U.S. federal tax consequences of an investment in the Acquiring Fund see “Key Information About the Reorganization” in the Proxy Statement and “Additional Information on Buying and Selling Fund Shares – Additional Tax Information” in the Acquiring Fund’s Prospectus, which is incorporated herein by reference and accompanies this Proxy Statement.

Question: Will I be charged a commission or other fee as a result of the Reorganization?

Answer: No commission or other transactional fees will be imposed on shareholders in connection with the Reorganization. Moreover, to the extent the Master Fund or the Acquiring Fund incur brokerage expense in connection with the liquidation of its portfolio investments or the purchase of portfolio investments, respectively, WisdomTree Asset Management has agreed to pay any such brokerage expense.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that votes sufficient to approve the proposal and any other business that may properly come before the Special Meeting are obtained. Your immediate response by signing and returning the enclosed proxy card/voting instruction form or voting through one of the other methods provided in your proxy voting instructions will help prevent the need for any further solicitations for a shareholder vote. Your vote is very important to us regardless of the number of shares you own.

Question: How does the Target Fund’s Managing Owner recommend that I vote?

Answer: After careful consideration, WisdomTree Commodity Services recommends that shareholders vote “FOR” the proposal.

Question: Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer: WisdomTree Asset Management, the investment adviser of the Acquiring Fund, will bear all direct expenses relating to the Reorganization, including the costs and expenses associated with the Special Meeting and solicitation of votes. Neither the Target Fund nor its shareholders will bear any expenses related to the Reorganization.

Question: Will the Reorganization affect my ability to buy and sell shares?

Answer: No. You may continue to buy and sell Target Fund shares until the close of business on the day of the Reorganization. If the Reorganization is approved, your Target Fund shares will automatically be converted to Acquiring Fund shares. Any purchases or sales of Target Fund shares made after the Reorganization will be purchases or sales of the Acquiring Fund shares.

v

Question: What will happen if the Plan is not approved by shareholders?

Answer: If shareholders of the Target Fund do not approve the Plan, then the Target Fund will not be reorganized into and with the Acquiring Fund, and WisdomTree Commodity Services may consider other alternatives, including the liquidation of the Target Fund.

Question: How do I vote my shares?

Answer: You can vote your shares as indicated under “How to Vote Your Shares” which immediately precedes this Question and Answers section.

Question: Who do I call if I have questions?

Answer: If you have any questions regarding the proposal or the proxy card/voting instruction form, or need assistance voting your shares, please call the Target Fund’s proxy solicitor, DiCosta Partners LLC, toll-free at (833) 892-6628.

COMBINED PROXY STATEMENT AND PROSPECTUS

[August     , 2020]

For the Reorganization of

WisdomTree Continuous Commodity Index Fund

245 Park Avenue

35th Floor

New York, New York 10167

(866) 909-9473

into and with

WisdomTree Enhanced Commodity Strategy Fund

a series of the WisdomTree Trust

245 Park Avenue

35th Floor

New York, New York 10167

(866) 909-9473

This Combined Proxy Statement and Prospectus (together, the “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by WisdomTree Commodity Services, LLC (“WisdomTree Commodity Services” or the “Managing Owner”), the commodity pool operator and managing owner of the WisdomTree Continuous Commodity Index Fund (the “Target Fund”), for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Target Fund.

Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of our shareholders, employees and community, the Special Meeting will be conducted exclusively via audio teleconference. Any shareholder of record wishing to participate in the Special Meeting telephonically may do so by emailing the Target Fund’s proxy solicitor, Di Costa Partners LLP (“DCP”) at meetinginfo@dicostapartners.com no later than 2:00 p.m. Eastern Time on [            ], 2020 to register. Detailed registration instructions are set forth in the preceding document entitled “How to Vote Your Shares” and in the enclosed Combined Proxy Statement and Prospectus (together, the “Proxy Statement”). If you have any questions prior to the Special Meeting, please call DCP toll-free at (833) 892-6628.

At the Special Meeting, shareholders of the Target Fund will be asked to consider and vote upon the following proposal:

To approve the Agreement and Plan of Reorganization (the “Plan”) which provides for the reorganization of the Target Fund into and with the WisdomTree Enhanced Commodity Strategy Fund (the “Acquiring Fund”), a separate series of the WisdomTree Trust (the “Trust”) (the “Reorganization”).

The Plan provides that all of the assets of the Target Fund will be transferred to the Acquiring Fund in exchange for shares of beneficial interest (“shares”) of the Acquiring Fund and the assumption by the Acquiring Fund of all of the Target Fund liabilities, if any. Shareholders of the Target Fund will receive shares of the Acquiring Fund with a value equal to the aggregate net asset value (“NAV”) of their shares of the Target Fund held immediately prior to the Reorganization in complete liquidation and termination of the Target Fund. After the Reorganization, shareholders will no longer be shareholders of the Target Fund, but would become shareholders of the Acquiring Fund.

After careful consideration, WisdomTree Commodity Services recommends that shareholders vote “FOR” the proposal.

Target Fund shareholders present at the Special Meeting and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.

This Proxy Statement sets forth the basic information you should know before voting on the proposal. You should read it carefully and keep it for future reference.

The following documents containing additional information about the Acquiring Fund, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally considered to be part of) this Proxy Statement:

•	the Statement of Additional Information, dated [August , 2020], relating to this Proxy Statement;

•	the Prospectus of the Acquiring Fund, dated [August , 2020] (the “Acquiring Fund Prospectus”);

•	the Statement of Additional Information of the Acquiring Fund, dated [August , 2020] (the “Acquiring Fund SAI”).

Copies of any of the foregoing documents relating to the Acquiring Fund also are available upon request and without charge by writing to the Trust or by calling (toll-free) at [(866) 909-9473] or visiting www.wisdomtree.com. The Target Fund Prospectus and the Target Fund Annual Report have previously been delivered to Target Fund shareholders. Copies of the Target Fund Prospectus, Target Fund Statement of Additional Information, Target Fund Annual Report and other related documents are available upon request and without charge by writing to the Target Fund, through the internet at www.wisdomtree.com, or by calling (toll-free) [(866) 909-9473]. Copies of the Proxy Statement and related documents are available upon request and without charge at [https://www.                .com] or by calling (toll-free) (XXX) XXX-XXXX]. The Target Fund expects that this Proxy Statement will be sent or made available to shareholders on or about [August     , 2020].

No person has been authorized to give any information or make any representation not contained in this Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

NEITHER THE SEC NOR THE COMMODITY FUTURES TRADING COMMISSION (“CFTC”) HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE MERITS OF PARTICIPATING IN THE ACQUIRING FUND, NOR HAS EITHER THE SEC OR CFTC PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

An investment in the Target Fund or the Acquiring Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in any fund involves investment risk, including the possible loss of principal. You should carefully consider the information under the headings “Summary Comparison of the Funds – Principal Risks” and “Additional Information About the Funds – Additional Information about the Investment Strategies and Risks” in this Proxy Statement and in the documents incorporated by reference into this Proxy Statement, before making an investment decision regarding the Acquiring Fund or the Reorganization.

PROPOSAL – TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

OVERVIEW OF THE PROPOSED REORGANIZATION

WisdomTree Commodity Services, the commodity pool operator and Managing Owner of the Target Fund, proposes that shareholders of the Target Fund approve the Plan, pursuant to which the Target Fund will reorganize into and with the Acquiring Fund and each Target Fund shareholder will become a shareholder of the Acquiring Fund. A form of the Plan is attached to this Proxy Statement as Appendix A.

The Target Fund and the Acquiring Fund are sometimes referred to herein together as the “Funds.” In addition, unless otherwise specified, references herein to the Target Fund also include the WisdomTree Continuous Commodity Index Master Fund (the “Master Fund”) and references to the Acquiring Fund also include its wholly-owned and controlled subsidiary organized in the Cayman Islands (the “WisdomTree Subsidiary”).

If the shareholders of the Target Fund approve the Plan, the Target Fund and the Master Fund will take steps to prepare for the Reorganization. Specifically, the Master Fund will liquidate its portfolio investments and hold the cash proceeds only. The Target Fund will then redeem its interests in the Master Fund in exchange for the cash proceeds.

To carry out the Reorganization, all of the assets of the Target Fund, which will consist of cash, will be transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities, if any, as set forth in the Plan. Immediately after the Target Fund’s receipt of the Acquiring Fund shares, the Target Fund will distribute those shares pro rata to the Target Fund shareholders. Without further notice, the outstanding shares of the Target Fund held by Target Fund shareholders will then be canceled and the Target Fund will be dissolved and terminated.

Approval of the Plan, therefore, will constitute approval of the liquidation of the Master Fund’s portfolio of investments, the transfer of the Target Fund’s assets to the Acquiring Fund, the assumption by the Acquiring Fund of all of the Target Fund’s liabilities, if any, the distribution of the Acquiring Fund’s shares to Target Fund shareholders, and the dissolution and termination of the Target Fund.

The Acquiring Fund shares issued in connection with the Reorganization will have an aggregate NAV equal to the aggregate value of the assets that the Target Fund transferred to the Acquiring Fund. As a result of the Reorganization, existing Target Fund shareholders of record will become shareholders of the Acquiring Fund. No commission or other transaction fees will be borne by the Target Fund’s shareholders in connection with the Reorganization. Rather, WisdomTree Asset Management, Inc. (“WisdomTree Asset Management”), the investment adviser to the Acquiring Fund, will pay any brokerage expense associated with the liquidation of the Master Fund’s investment portfolio in preparation for the Reorganization.

The Target Fund believes the primary steps outlined above that comprise the Reorganization will qualify as a tax-free transaction for federal income tax purposes. However, to the extent WisdomTree Asset Management assumes any Target Fund liability in connection with the Reorganization, such assumption may cause the Target Fund to recognize income that will be allocated to Target Fund shareholders. The Target Fund and the Trust, on behalf of the Acquiring Fund, will receive an opinion from tax counsel confirming that the transfer of the Target Fund’s assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the Target Fund’s liabilities, if any, and the subsequent distribution of Acquiring Fund shares to shareholders of the Target Fund is not expected to be a taxable transaction. As a result, Target Fund shareholders are not expected to recognize any gain or loss upon receipt of shares of the Acquiring Fund in connection with the Reorganization.

While the Reorganization is expected to qualify as a tax-free transaction for federal income tax purposes, Target Fund shareholders may incur taxable gain or loss in connection with the transactions to be carried out by the Target Fund and the Master Fund in preparation for the Reorganization. Specifically, the Master Fund is expected to recognize gain or loss in connection with its liquidation of its portfolio of investments. Any such gain or loss will be allocated to the Target Fund and ultimately, the Target Fund shareholders. In addition, to the extent WisdomTree Asset Management assumes any expense that may be deemed to be a Target Fund liability, such as the brokerage expenses associated with the liquidation of the Master Fund’s investment portfolio, such assumption may cause the Target Fund to recognize income that will be allocated to shareholders of the Target Fund prior to the Reorganization.

Target Fund shareholders should consult their own tax advisers regarding the federal, state and local tax treatment and implications of the events leading up to and including the Reorganization, as well as the Reorganization in light of their individual circumstances.

KEY INFORMATION ABOUT THE REORGANIZATION

The primary purpose of the Reorganization is to provide shareholders of the Target Fund with investment continuity in the form of a registered ETF that seeks to provide broad-based commodities market exposure at a lower expense ratio and with increased investor protections afforded by the Investment Company Act of 1940, as amended (the “Investment Company Act”).

While the Target Fund and the Acquiring Fund each seek to provide investors with broad-based exposure to commodities primarily through investments in commodity futures, the Funds differ in several important respects, each of which is discussed below.

Regulation. The Target Fund and the Acquiring Fund are subject to different regulatory regimes. The Target Fund is not an investment company as defined by the Investment Company Act and is not subject to regulation thereunder. Interests in the Target Fund are registered pursuant to the Securities Act of 1933 (the “Securities Act”) only. The Acquiring Fund is an investment company and its shares are registered pursuant to both the Investment Company Act and the Securities Act. As a result, the Acquiring Fund and its shareholders benefit from the investor protections afforded by the Investment Company Act. However, the Investment Company Act also subjects the Acquiring Fund to a number of regulatory requirements, including investment limitations pertaining to investments in instruments that are not securities and instruments that give rise to leverage. Certain of these investment limitations limit the extent to which the Acquiring Fund may obtain direct exposure to commodities. The Target Fund is not subject to similar investment limitations.

The Target Fund is a commodity pool subject to regulation by the Commodity Futures Trading Commission (“CFTC”) under the Commodity Exchange Act. While the Acquiring Fund and the WisdomTree Subsidiary also may be deemed to be commodity pools, each expect to rely on available exemptions that will limit the extent to which each is required to comply with the Commodity Exchange Act (“CEA”) and the regulations thereunder.

Tax Status and Treatment. Another important difference is the tax status and treatment of the Target Fund and the Acquiring Fund. The Target Fund is treated as a partnership for U.S. federal tax purposes and its shareholders receive a Schedule K-1. In contrast, the Acquiring Fund intends to elect to be treated, and to qualify annually, as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). As such, its shareholders will receive a Form 1099 for tax reporting purposes.

To qualify as a RIC, the Acquiring Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Acquiring Fund is not expected to be subject to U.S. federal income tax to the extent that it timely distributes its investment company taxable income (which includes ordinary income and the excess of net short-term capital gain over net long-term capital loss) and its “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss). The Acquiring Fund intends to distribute at least annually substantially all of such income and gain. Accordingly, the Acquiring Fund is intended to maintain the advantages of a single-level taxation enjoyed under the current partnership structure with respect to the treatment of taxable income.

Unlike a partnership, however, the Acquiring Fund will not be able to “pass through” losses to shareholders. In addition, capital gains and losses from Section 1256 Contracts held by the Target Fund generally are characterized as short-term capital gains or losses to the extent of 40% of the gains or losses and as long-term capital gains or losses to the extent of 60% of the gains or losses which are passed through to shareholders under applicable partnership taxation. In comparison, to the extent the Acquiring Fund holds Section 1256 Contracts in the WisdomTree Subsidiary, the gains and losses from such Section 1256 Contracts will be treated as ordinary income to the Acquiring Fund and distributed to shareholders of the Acquiring Fund as ordinary dividends, which are not eligible to be taxed at lower rates such as in the case of qualified dividend income.

For additional information regarding the U.S. federal tax consequences of an investment in the Acquiring Fund see “Additional Information on Buying and Selling Fund Shares – Additional Tax Information” in the Acquiring Fund’s Prospectus, which is incorporated herein by reference and accompanies this Proxy Statement.

Structure. The investment structure of the Target Fund and the Acquiring Fund also differ. The Target Fund invests substantially all of its assets in the Master Fund in a master-feeder structure. The Master Fund is wholly-owned by the Target Fund and WisdomTree Commodity Services. The Master Fund invests in the desired portfolio of commodities. The Acquiring Fund is not structured as a master-feeder structure, but may invest up to 25% of its assets the WisdomTree Subsidiary. The WisdomTree Subsidiary may invest in commodity interests to a greater extent than the Acquiring Fund and the Acquiring Fund expects to obtain some or all of its investment exposure to the commodities markets through its investment in the WisdomTree Subsidiary. The Acquiring Fund’s investment in the WisdomTree Subsidiary, which qualifies as a controlled foreign corporation for U.S. federal tax purposes, also is intended to enable the Acquiring Fund to satisfy the source-of-income requirements necessary for it to qualify as a RIC.

Governance. While each of the Target Fund and the Acquiring Fund is organized as a Delaware statutory trust, their management and oversight structures are different. The Acquiring Fund is subject to the oversight of a Board of Trustees composed of a super-majority (83.3%) of Trustees who are not interested persons of the Acquiring Fund (i.e., “Independent Trustees”). The Target Fund is subject to the exclusive management and control of the Managing Owner.

Management. The Target Fund and the Acquiring Fund also are managed by different investment managers. The Acquiring Fund will be managed by WisdomTree Asset Management and sub-advised by Mellon Investments Corporation (the “Sub-Adviser”). The Target Fund is managed by WisdomTree Commodity Services, a subsidiary of WisdomTree Investments, Inc. and an affiliate of WisdomTree Asset Management, and sub-advised by GreenHaven Advisors LLC (“GreenHaven Advisors”).

Investment Objectives and Strategies. The investment objectives and investment strategies of the Target Fund and the Acquiring Fund also differ. In particular, the Target Fund is passively managed and, through its investment in the Master Fund, seeks to provide investors with exposure to the daily change in the price of a portfolio of commodities (the “Index Commodities”) comprising the Thomson Reuters Continuous Commodity Index, also known as the Continuous Commodity Total Return Index or Refinitiv Equal Weight Continuous Commodity Total Return Index (the “Index”), before expenses. The Master Fund actively trades exchange-traded futures on a portfolio of commodities comprising the Index, with a view to tracking the performance of the Index over time, regardless of whether the Index is rising, falling or flat over any particular period. The Master Fund also realizes interest income from its holdings in U.S. Treasury obligations.

The Acquiring Fund is actively managed and seeks to achieve positive total returns in rising or falling markets that are not directly correlated to broad market equity or fixed income returns. Through its investment in the WisdomTree Subsidiary, the Acquiring Fund intends to provide broad-based exposure to the Energy, Agriculture, Industrial Metals and Precious Metals segments of the commodity markets through investments in futures contracts. In addition to its investments in the WisdomTree Subsidiary, the Acquiring Fund expects to invest to a significant extent in Treasury securities and other liquid short-term investments as collateral for its commodity futures contracts.

Fees and Expenses. If approved, the Reorganization is expected to have the effect of lowering the fees and expenses currently borne by the shareholders of the Target Fund. The Target Fund is contractually obligated to pay WisdomTree Commodity Services, in its capacity as commodity pool operator and Managing Owner, a management fee of 0.85% per annum based on the average daily NAV of the Master Fund, payable monthly in arrears. WisdomTree Commodity Services has voluntarily agreed to waive a portion of its management fee in the amount of 0.10% per annum, reducing the management fee to 0.75% per annum. From the management fee, WisdomTree Commodity Services is responsible for paying the fees and expenses of the Target Fund’s administrator, distributor and trustee, and the routine operational, administrative and other ordinary expenses of the Target Fund, including the fee payable to GreenHaven Advisors. WisdomTree Commodity Services is not responsible for payment of the management fee, any brokerage commissions (including applicable exchange fees, National Futures Association (“NFA”) fees, give-up fees, pit brokerage fees and other transaction related fees and expenses charged in connection with trading activities), or extraordinary fees and expenses (including non-recurring fees such as legal claims and liabilities, litigation costs and any permitted indemnification payments related thereto).

Pursuant to the Investment Advisory Agreement between the Trust and WisdomTree Asset Management with respect to the Acquiring Fund, the Acquiring Fund will pay WisdomTree Asset Management a fee of up to 0.55% of the Acquiring Fund’s average daily net assets for providing advisory and other services to the Acquiring Fund. Pursuant to the terms of the Investment Advisory Agreement, WisdomTree Asset Management has agreed to pay all expenses of the Acquiring Fund, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of each Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees of the Trust; (v) compensation and expenses of the Trust’s Chief Compliance Officer the (“CCO”); (vi) extraordinary expenses (in each case as determined by a majority of the Trust’s Independent Trustees); (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act; (viii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (ix) fees and expenses related to the provision of securities lending services; and (x) the advisory fee payable to WisdomTree Asset Management. The internal expenses of pooled investment vehicles in which the Acquiring Fund may invest (acquired fund fees and expenses) are not expenses of the Acquiring Fund and are not paid by WisdomTree Asset Management.

Pursuant to a separate contractual arrangement, WisdomTree Asset Management arranges for the provision of CCO services, with respect to the Acquiring Fund, and is liable and responsible for and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. WisdomTree Asset Management will receive a fee of up to 0.0044% of the Acquiring Fund’s average daily net assets for providing such services and paying such expenses. WisdomTree Asset Management will provide CCO services to the Trust.

WisdomTree Asset Management manages the WisdomTree Subsidiary for the same fee and under essentially the same terms as is provided to the Acquiring Fund. WisdomTree Asset Management pays the Sub-Advisers for providing sub-advisory services to the Acquiring Fund and the WisdomTree Subsidiary.

Listing Exchange. The shares of the Target Fund are listed and trade on the NYSE Arca, Inc. (“NYSE Arca”) under the ticker GCC. It is anticipated that the shares of the Acquiring Fund also will be listed and trade on NYSE Arca under the same ticker.

More detailed information about the Target Fund and Acquiring Fund is located in Appendix D and Appendix E, respectively, to this Proxy Statement.

Target Fund shareholders may continue to be able to buy and sell Target Fund shares until the close of business on the day of the Reorganization, which is anticipated to be on or about [            , 2020]. If the Reorganization is approved, Target Fund shares will automatically be converted to Acquiring Fund shares. Any purchases or sales of Target Fund shares made after the close of business on the day of the Reorganization will be purchases or sales of the Acquiring Fund shares.

If the shareholders of the Target Fund do not approve the proposal, the Reorganization will not be implemented and WisdomTree Commodity Services will consider what further actions to take, which may include the liquidation of the Target Fund.

SUMMARY COMPARISON OF THE FUNDS

FEES AND EXPENSES

The expense ratio of the Target Fund is 0.75% (with the expense waiver currently in effect) as compared to the expense ratio of the Acquiring Fund of 0.55%. The tables below describe in greater detail the fees and expenses that you pay if you buy and hold shares of the Target Fund and the Acquiring Fund. A complete description of each of the Target Fund’s and the Acquiring Fund’s fees and expenses is provided in their respective prospectus.

Target Fund

The Breakeven Table below shows the estimated amount of fees and expenses that are anticipated to be incurred by a new investor in Target Fund Shares during the first twelve (12) months of ownership. The total estimated fees and expenses are expressed as a percentage of $15.65 NAV (the NAV per Share on June 30, 2020) or $782,500 (the NAV per Basket on June 30, 2020). Although WisdomTree Commodity Services has used actual numbers and good faith estimates in preparing this table, the actual expenses associated with an investment in the Target Fund Shares may differ.

	Per Share(1)		Per Basket(2)
Income/Expense	$	%	$	%
Net Asset Value (at June 30, 2020)	$15.65	100.00%	$782,500	100.00%
Management Fee(3)	$0.12	0.75%	$5,869	0.75%
Brokerage Commissions and Fees(4)(5)	$0.02	0.14%	$1,095	0.14%
Organization and Offering Expenses(6)	—	—	—	—
Routine Operational, Administrative and Other Ordinary Expenses(7)(8)	—	—	—	—
Interest Income(9)	$(0.03)	(0.16)%	$(1,252)	(0.16)%
12-Month Breakeven (continuous Offering)(10,11)	$0.11	0.73%	$5,712	0.73%

1.	Assumes that the Shares have a constant month-end NAV and is based on $15.65 as the NAV per share. The actual NAV of the Master Fund will differ.
2.	Assumes that the Baskets have a constant month-end NAV and is based on $782,500 as the NAV per Basket. The actual NAV of the Master Fund will differ.
3.

The Target Fund is contractually obligated to pay WisdomTree Commodity Services a Management Fee of 0.85% per annum based on the average daily NAV of the Master Fund, payable monthly in arrears. WisdomTree Commodity Services voluntarily agreed to waive a portion of its Management Fee in the amount of 0.10% per annum reducing the Management Fee to 0.75% per annum. From the Management Fee, WisdomTree Commodity Services will be responsible for paying the fees and expenses of the Target Fund’s administrator, distributor and trustee, and the routine operational, administrative and other ordinary expenses of the Target Fund including the fee payable to GreenHaven Advisors.

4.

Investors may pay customary brokerage commissions to their brokers in connection with the purchases of Shares. Because brokerage commission rates will vary from investor to investor, brokerage commissions are not included in the Breakeven Table. Investors are encouraged to review the terms of their brokerage accounts for details on applicable charges.

5.

The costs to the Target Fund and the Master Fund for brokerage commissions and trading fees will vary by the broker or brokers involved to execute specific contracts for the Target Fund’s and Master Fund’s interest. The Target Fund and Master Fund expect to pay rates that are commensurate with the going market rate for commissions and brokerage. The costs to the Target Fund and Master Fund will also be subject to the trading frequency of the Target Fund and Master Fund.

6.	All organizational and offering costs incurred in connection with organizing the Target Fund and Master Fund and the offering of the Shares will be borne by WisdomTree Commodity Services.
7.

Routine operational, administrative and other ordinary expenses include, but are not limited to, annual audit, accounting, fund administration and other fund expenses. Such amounts are paid by WisdomTree Commodity Services, and are not subject to reimbursement by the Target Fund.

8.

In connection with orders to create and redeem Baskets, Authorized Participants will pay a transaction fee in the amount of $200 per order. Because these transaction fees are de minimis in amount, are charged on a transaction-by transaction basis (and not on a Basket-by-Basket basis), and are borne by the Authorized Participants, they have not been included in the Breakeven Table.

9.	Interest income currently is estimated to be earned at an annual rate of 0.16%, based upon the June 30, 2020 yield on 90-day U.S. Treasury bills.
10.

It is expected that interest income will not exceed the fees and costs incurred by the Target Fund over a 12-month period. Therefore, the Target Fund and Master Fund will need to generate gains of at least 0.73% to break even in a 12- month period.

11.

The Target Fund and the Master Fund are subject to (i) a Management Fee of 0.75% per annum and (ii) estimated brokerage commissions and fees of 0.14% per annum. The Target Fund and the Master Fund are subject to fees and expenses in the aggregate amount of approximately 0.89% per annum. The Target Fund and Master Fund will be successful only if their annual returns from the underlying futures contracts, including annual income from 3-month U.S. Treasury bills, exceed approximately 0.89% per annum. The Master Fund (and, in turn, the Target Fund) is expected to earn 0.16% per annum, based upon the yield of 3-month U.S. Treasury bills as of June 30, 2020. Therefore, based upon the difference between the yield of 3-month U.S. Treasury bills and the annual fees and expenses, the Target Fund would be expected to lose approximately 0.73% per annum, assuming that the Target Fund has not experienced either gains or losses resulting from investing in the underlying commodity futures. Actual interest income could be higher or lower than the current yield of 3-month U.S. Treasury bills.

The Target Fund will be successful only if the annual return from trading, plus its annual interest income from U.S. Treasuries (if any), exceeds its fees and expenses per annum. The Master Fund is currently expected to earn interest income at an annual rate of 0.16% (based on June 30, 2020 yields on 90-day U.S. Treasury bills) which is 0.73% per annum less than the annual fees and expenses set forth above. Therefore, to break even in one year on Shares purchased, the Target Fund and Master Fund must generate, on an annual basis, trading profits of 0.73%.

Acquiring Fund

The table below describes the pro forma fees and expenses you may pay if you buy and hold shares of the Acquiring Fund after giving effect to the Reorganization. The fees are expressed as a percentage of the Acquiring Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%[1]
Total Annual Fund Operating Expenses	0.55%

1	Other Expenses are based on estimated amounts for the current fiscal year.

Example

The following example is intended to help retail investors compare the cost of investing in the Acquiring Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Acquiring Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Acquiring Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Acquiring Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$56	$176

PERFORMANCE INFORMATION

Target Fund

The Target Fund’s inception date is January 23, 2008 and it commenced trading on the NYSE Arca on January 24, 2008. Through June 30, 2020, the Target Fund had aggregate subscriptions of $1,262,817,414 and a current NAV of $69,649,419. The Target Fund experienced its largest monthly draw-down of -11.52% during March 2020 and its worst peak to valley draw-down from June 2008* to March 2020 of -59.73% (*the peak began outside of the performance reporting time period, such that June 2008 is being used instead of February 2015).

The Master Fund’s Monthly Rates of Return from January 1, 2015 to June 30, 2020

PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.
Date	Month	Net Asset Value	Rate of Return
1/31/2015	January	$21.83	–4.30%
2/28/2015	February	$22.21	1.74%
3/31/2015	March	$21.20	–4.55%
4/30/2015	April	$21.90	3.30%
5/31/2015	May	$21.51	–1.78%
6/30/2015	June	$22.08	2.65%
7/31/2015	July	$20.14	–8.79%

PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.
Date	Month	Net Asset Value	Rate of Return
8/31/2015	August	$19.89	–1.24%
9/30/2015	September	$19.48	–2.06%
10/31/2015	October	$19.80	1.64%
11/30/2015	November	$18.65	–5.81%
12/31/2015	December	$18.56	–0.48%
2015 Total Performance			–18.63%

1/31/2016	January	$18.08	–2.59%
2/28/2016	February	$17.95	–0.72%
3/31/2016	March	$18.73	4.35%
4/30/2016	April	$19.83	5.87%
5/31/2016	May	$19.61	–1.11%
6/30/2016	June	$20.42	4.13%
7/31/2016	July	$19.83	–2.89%
8/31/2016	August	$19.33	–2.52%
9/30/2016	September	$19.51	0.93%
10/31/2016	October	$19.62	0.56%
11/30/2016	November	$19.39	–1.17%
12/31/2016	December	$19.35	–0.21%
2016 Total Performance			4.26%

1/31/2017	January	$19.82	2.43%
2/28/2017	February	$19.70	–0.61%
3/31/2017	March	$19.25	–2.28%
4/30/2017	April	$18.93	–1.66%
5/31/2017	May	$18.85	–0.42%
6/30/2017	June	$18.68	–0.90%
7/31/2017	July	$19.15	2.52%
8/31/2017	August	$18.84	–1.62%
9/30/2017	September	$18.76	–0.42%
10/31/2017	October	$19.08	1.71%
11/30/2017	November	$19.11	0.16%
12/31/2017	December	$19.25	0.73%
2017 Total Performance			–0.52%

1/31/2018	January	$19.50	1.30%
2/28/2018	February	$19.45	–0.26%
3/31/2018	March	$19.25	–1.03%
4/30/2018	April	$19.48	1.19%
5/31/2018	May	$19.73	1.28%
6/30/2018	June	$18.86	–4.41%
7/31/2018	July	$18.36	–2.65%
8/31/2018	August	$18.02	–1.85%
9/30/2018	September	$18.08	0.33%
10/31/2018	October	$18.28	1.11%
11/30/2018	November	$17.96	–1.75%
12/31/2018	December	$17.50	–2.56%
2018 Total Performance			–9.09%

PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.
Date	Month	Net Asset Value	Rate of Return

1/31/2019	January	$18.09	3.37%
2/28/2019	February	$18.07	–0.11%
3/31/2019	March	$18.04	–0.17%
4/30/2019	April	$17.90	–0.78%
5/31/2019	May	$17.53	–2.07%
6/30/2019	June	$17.85	1.83%
7/31/2019	July	$17.62	–1.29%
8/31/2019	August	$17.10	–2.95%
9/30/2019	September	$17.56	2.69%
10/31/2019	October	$17.95	2.22%
11/30/2019	November	$17.86	–0.50%
12/31/2019	December	$18.80	5.26%
2019 Total Performance			7.43%

1/31/2020	January	$17.61	–6.33%
2/29/2020	February	$16.76	–4.83%
3/31/2020	March	$14.83	–11.52%
4/30/2020	April	$14.85	0.13%
5/31/2020	May	$15.45	4.04%
6/30/2020	June	$15.65	1.29%
2020 Year to Date Performance			–16.76%

Acquiring Fund

The Acquiring Fund is new and therefore does not have a performance history. Updated performance information for the Acquiring Fund, when available, will be available online on the Acquiring Fund’s website at www.wisdomtree.com.

PRINCIPAL INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND POLICIES

While both the Target Fund and the Acquiring Fund provide exposure to commodity markets, the objectives and strategies of each Fund differ, as described below. In particular, the Target Fund, using a master-feeder structure, seeks to track the performance of an index comprised of a portfolio of commodities through exposure to exchange-traded futures traded by the Master Fund. The Acquiring Fund seeks to achieve positive total returns, in whole or in part, from its broad-based exposure to the Energy, Agriculture, Industrial Metals, and Precious Metals commodity sectors largely through investments in a Cayman Islands subsidiary that invests in futures contracts.

Investment Objectives

Target Fund

The investment objective of the Target Fund is to provide investors with exposure to the daily change in the price of a portfolio of commodities (the “Index Commodities”) comprising the Thomson Reuters Continuous Commodity Index, also known as the Continuous Commodity Total Return Index or Refinitiv Equal Weight Continuous Commodity Total Return Index (the “Index”), before expenses, with a view to tracking the performance of the Index over time, regardless of whether the Index is rising, falling or flat over any particular period. The Index Commodities consist of corn, soybeans, wheat, live cattle, lean hogs, gold, silver, copper, cocoa, coffee, sugar, cotton, soybean oil, platinum, crude oil, NY Harbor ULSD (formerly known as heating oil), and natural gas.

Acquiring Fund

The Acquiring Fund seeks to achieve positive total returns in rising or falling markets that are not directly correlated to broad market equity or fixed income returns.

Principal Investment Strategies

Target Fund

The Target Fund is passively managed and pursues its investment objective by investing substantially all of its assets in the Master Fund. The Master Fund pursues its investment objective by actively trading exchange-traded futures (“Commodity Futures”) on the Index Commodities, with a view to tracking the performance of the Index over time, regardless of whether the Index is rising, falling or flat over any particular period. The Master Fund’s non-discretionary investment strategy is designed to provide investors with a cost-effective and convenient way to invest in an equal-weight portfolio of commodity futures.

The Master Fund’s portfolio also includes cash, U.S. Treasury obligations and other high credit-quality, short-term fixed income securities (collectively, “U.S. Treasuries”) for deposit with the Fund’s Commodity Broker (as defined below) as margin or otherwise held to cover the Master Fund’s notional exposure to Commodity Futures.

Acquiring Fund

The Acquiring Fund is actively managed and intends to provide broad-based exposure to Energy, Agriculture, Industrial Metals, and Precious Metals primarily through investments in futures contracts. The Acquiring Fund has the ability to invest in the following commodity futures contracts: Crude Oil, Brent Crude Oil, West Texas Intermediate (WTI) Crude Oil, Heating Oil, Unleaded Gasoline, Natural Gas, RBOB Gasoline, Low Sulfur Gas Oil, ULS Diesel, Live Cattle, Lean Hogs, Soybeans, Soybean Oil, Soybean Meal, Wheat, Kansas Wheat (Hard Red Wheat), Chicago SRW Wheat (Soft Red Wheat), Sugar, Corn, Coffee, Cocoa, Cotton, Copper, Tin, Aluminum, Zinc, Nickel, Lead, Gold, Platinum, and Silver. The Acquiring Fund will not invest directly in physical commodities.

In order to maintain exposure to a futures contract on a particular commodity, the Acquiring Fund must sell the position in the expiring contract and buy a new position in a contract with a later delivery month, which is referred to as “rolling.” The Acquiring Fund expects to employ an “enhanced roll” process by attempting to roll from an expiring futures contract to another futures contract in seeking to generate a greater yield for the Acquiring Fund. This roll process aims to maximize the potential roll benefits in backwardated markets and minimize potential losses in contango markets by rolling to the futures contract on a particular commodity which generates the maximum implied yield. Commodity futures contracts trade either in contango, where forward month futures contracts cost more than the current month (leading to negative roll yield) or in backwardation, where forward month futures contracts trade at a discount to the current month (leading to positive roll yield). It is generally the supply and demand factor that determines whether a commodity futures contract is in contango or backwardation.

The Acquiring Fund is rebalanced on a monthly basis generally. In addition to its investments in the WisdomTree Subsidiary, the Acquiring Fund expects to invest to a significant extent in Treasury securities and other liquid short-term investments as collateral for its commodity futures contracts.

The Acquiring Fund seeks to gain exposure to commodity markets, in whole or in part, through investments in the WisdomTree Subsidiary. The WisdomTree Subsidiary is wholly-owned and controlled by the Acquiring Fund. The Acquiring Fund’s investment in the WisdomTree Subsidiary may not exceed 25% of the Acquiring Fund’s total assets at each quarter-end of the Acquiring Fund’s fiscal year. The Acquiring Fund’s investment in the WisdomTree Subsidiary is intended to provide the Acquiring Fund with exposure to commodity returns while enabling the Acquiring Fund to satisfy source-of-income requirements that apply to RICs under the Internal Revenue Code. Except as noted, references to the investment strategies and risks of the Acquiring Fund include the investment strategies and risks of the WisdomTree Subsidiary.

Principal Risks

The Target Fund and the Acquiring Fund each seek exposure to the commodities markets and, therefore, are subject to many of the same investment-related risks. For example, both Funds are subject to general market risk, which is the risk that the Fund’s performance may be adversely affected by a variety factors affecting the entire market or specific segments of the market, such as political, market, social and economic developments, as well as risks associated with the commodities markets. Similarly, because the shares of both Funds trade on an exchange at market prices, they also are subject to many of the same operational- and market-related risks, including the risk that the market prices at which the Funds’ shares trade may be less than (discount) or greater than (premium) the net asset value of the Funds’ investments.

The Target Fund and the Acquiring Fund, however, are subject to different regulatory regimes, have different structures, and may invest in different types of instruments, all of which subject the Funds to different risks. Included below is a summary of the principal risks unique to the Target Fund (i.e., risks to which the Acquiring Fund is not subject) followed by a description of all of the principal risks (in no particular order) of investing in the Acquiring Fund.

Risks Specific to the Target Fund

The value of the shares relates directly to the value of the Master Fund’s portfolio.

The shares are designed to reflect, as closely as possible, the performance of the Index through the Master Fund’s portfolio of exchange-traded Commodity Futures on the Index Commodities. Accordingly, the value of the shares relate directly to the value of the portfolio, less the Target Fund’s and Master Fund’s liabilities (including estimated accrued but unpaid expenses). The markets and prices of the Index Commodities may fluctuate widely based on many factors, including:

•	changing supply and demand relationships;

•	general economic activities and conditions;

•	weather and other environmental conditions;

•	acts of God;

•	agricultural, fiscal, monetary and exchange control programs and policies of governments;

•	national and international political and economic events and policies;

•	changes in rates of inflation; or

•	the general emotions and psychology of the marketplace, which at times can be volatile and unrelated to other more tangible factors.

In addition to the factors set forth above, each commodity has risks that are inherent in the investment in such commodity.

Metals Commodities: Price movements in Commodity Futures held by the Master Fund in metals commodities such as gold, silver, platinum and copper are affected by many specific other factors. Some of these metal specific factors include, but are not limited to:

•

A change in economic conditions, such as a recession, can adversely affect the price of both industrial and precious metals. An economic downturn may have a negative impact on the usage and demand of metals which may result in a loss for the Master Fund.

•	A sudden shift in political conditions of the world’s leading metal producers may have a negative effect on the global pricing of metals.

•	An increase in the hedging of precious metals may result in the price of precious metals to decline.

•	Changes in global supply and demand for industrial and precious metals.

•	The price and quantity of imports and exports of industrial and precious metals.

•	Technological advances in the processing and mining of industrial and precious metals.

Agricultural Commodities: Price movements in Commodity Futures held by the Master Fund in agricultural commodities, such as wheat, corn and soybeans, are affected by many factors. Some of these agricultural specific factors include, but are not limited to:

•	Farmer planting decisions, general economic, market and regulatory factors all influence the price of agricultural commodities.

•

Weather conditions, including hurricanes, tornadoes, storms and droughts, may have a material adverse effect on crops, live cattle, live hogs and lumber, which may result in significant fluctuations in prices in such commodities.

•	Changes in global supply and demand for agriculture products.

•	The price and quantity of imports and exports of agricultural commodities.

•	Political conditions, including embargoes and war, in or affecting agricultural production, imports and exports.

•	Technological advances in agricultural production.

•	The price and availability of alternative agricultural commodities.

Energy Commodities: Price movements in Commodity Futures held by the Master Fund in energy commodities, such as crude oil, heating oil and natural gas, are subject to risks due to frequent and often substantial fluctuations in energy commodity prices. In the past, the prices of natural gas and crude oil have been extremely volatile, and the Managing Owner expects this volatility to continue. The markets and prices for energy commodities are affected by many factors. Some of those factors include, but are not limited to:

•	Changes in global supply and demand for oil and natural gas.

•	The price and quantity of imports and exports of oil and natural gas.

•	Political conditions, including embargoes and war, in or affecting other oil producing activities.

•	The level of global oil and natural gas exploration and production.

•	The level of global oil and natural gas inventories, production or pricing.

•	Weather conditions.

•	Technological advances effecting energy consumption.

•	The price and availability of alternative fuels.

None of these factors can be controlled by WisdomTree Commodity Services or GreenHaven Advisors. Even if current and correct information as to substantially all factors are known or thought to be known, prices still will not always react as predicted. The profitability of the Target Fund and the Master Fund will depend on whether the Master Fund’s portfolio increases in value over time. If the value increases, the Target Fund will only be profitable if such increases exceed the fees and expenses of the Target Fund and Master Fund. If these values do not increase, the Target Fund will not be profitable and will incur losses.

If the Target Fund issues all shares registered in this offering, it could have to cease creating new baskets until additional shares are registered for sale.

Investors should be aware that if the Target Fund issues all shares registered in its offering, it could have to cease creating new baskets until additional shares are registered for sale. This could increase the possibility that the trading price of the Target Fund’s shares may not accurately reflect the Index or the NAV of the Target Fund. [As of the date of this prospectus, 61,000,000 shares are available for sale in this offering.]

Moreover, soon after new baskets are created and sold, there is a possibility that the availability of newly created shares may (or may not) affect the trading price of the shares already issued, and both current shareholders and purchasers of newly created shares could be adversely affected by falling trading prices.

The License Agreement between the Index Sponsor and the Managing Owner could terminate.

Thomson Reuters (Markets) LLC, formerly Thomson Reuters America LLC (the “Index Sponsor”), entered into a license agreement with the Managing Owner whereby the Managing Owner was granted an exclusive license with respect to the development and creation of certain investment products, including U.S.-based ETFs. The current license granted to the Managing Owner has a term ending December 31, 2020, which will automatically renew for an additional two years and will renew for successive two year terms thereafter. The term may be terminated under certain circumstances, which could cause an investment in the shares of the Target Fund to decline significantly in value. In addition, a different product could be created under the license agreement, which also could cause an investment in the shares of the Target Fund to decline in value. If the license expires and is not renewed or is terminated, or a competitive product is created, then the Managing Owner may seek shareholder approval to the extent required to either (i) liquidate the Target Fund and Master Fund or (ii) approve a different index for the Master Fund to track.

The Index Sponsor could change the Index or experience system failures.

The Index Sponsor has the right to make adjustments to the Index without regard to the particular interests of the Target Fund or Master Fund or the shareholders. In addition, if the computers or other facilities of the Index Sponsor or any Index calculation agent, data providers and/or relevant stock exchange malfunction for any reason, calculation and dissemination of Index values may be delayed and trading in the shares of the Target Fund may be suspended for a period of time. Errors in Index data, Index computations and/or the construction of the Index may occur from time to time and may not be identified and/or corrected by the Index Sponsor for a period of time or at all, which may have an adverse impact on the Target Fund and the shareholders. Any of the foregoing may lead to the errors in the Index, which may lead to a different investment outcome than would have been the case had such events not occurred. The Managing Owner, through GreenHaven Advisors, seeks to manage the Target Fund and Master Fund to correspond to the Index provided by the Index Sponsor. Consequently, losses or costs associated with the Index’s errors or other risks described above will generally be borne by the Target Fund and Master Fund and the shareholders and neither the Managing Owner nor its affiliates or agents make any representations or warranties regarding the foregoing.

Regulatory and exchange position limits and other rules may restrict the creation of baskets and the operation of the Master Fund.

The CFTC and commodity exchange rules impose speculative position limits on market participants, including the Master Fund, trading in certain agricultural commodities. These position limits prohibit any person from holding a position of more than a specific number of such futures contracts. The Managing Owner anticipates that these position limits as well as accountability limits currently in place on exchanges will impact the Master Fund when the NAV approaches $1.2 billion, at which point the Managing Owner may either prevent the creation of additional baskets or apply to the CFTC for relief from certain position limits.

If the Master Fund applies and is unable to obtain such relief, the Target Fund’s ability to issue new baskets, or the Master Fund’s ability to reinvest income in additional Commodity Futures, may be limited to the extent these activities would cause the Master Fund to exceed applicable position limits. Limiting the size of the Target Fund may result in shares trading at a premium or discount to the NAV.

The Target Fund may not always be able exactly to replicate the performance of the Index.

It is possible that the Target Fund may not fully replicate the performance of the Index due to disruptions in the markets for the Index Commodities or due to other extraordinary circumstances, including, without limitation, the inability to create additional baskets. In addition, the Target Fund is not able to replicate exactly the performance of the Index because the total return generated by the Master Fund is reduced by expenses and transaction costs, including those incurred in connection with the Master Fund’s trading activities, and increased by interest income from the Master Fund’s holdings of U.S. Treasuries. Tracking the Index requires rebalancing of the Master Fund’s portfolio and is dependent upon the skills of the Target Fund Sub-Adviser and its trading principals, among other factors.

The Managing Owner may permit the Master Fund to control commodity positions in excess of the value of the Master Fund’s assets.

Commodity pools’ trading positions in Commodity Futures or other commodity interests are typically required to be secured by the deposit of margin funds that represent only a small percentage of a Commodity Future’s (or other commodity interests’) entire market value. This feature permits commodity pools to increase their exposure to assets by purchasing or selling Commodity Futures (or other commodity interests) with an aggregate value in excess of the commodity pool’s assets. While these actions can increase the pool’s profits, relatively small adverse movements in the price of the pool’s Commodity Futures can cause significant or complete losses to the pool. While the Target Fund Sub-Adviser is not expected to have exposure to Commodity Futures in excess of the Master Fund’s collateral, the Target Fund and Master Fund are dependent upon the trading and management skills of the Target Fund Sub-Adviser to maintain the proper position sizes.

The Master Fund is not actively managed and will track the Index during periods in which the Index is flat or declining as well as when the Index is rising.

The Master Fund is not actively managed by traditional methods. Therefore, if positions in any one or more of the Index Commodities are declining in value, the Master Fund will not close out such positions, except in connection with a change in the composition or weighting of the Index. GreenHaven Advisors will seek to cause the NAV to track the Index during periods in which the Index is flat or declining as well as when the Index is rising.

Fees are charged regardless of profitability.

The Target Fund and Master Fund are subject to the fees and expenses described in this Prospectus, which are payable irrespective of profitability. Such fees and expenses include asset-based fees of up to 0.75% per annum payable to the Manager Owner and brokerage fees equal to approximately 0.14% per annum based on the Target Fund’s NAV as of June 30, 2020. The Managing Owner assumes all routine operational, administrative and other ordinary expenses of the Target Fund and Master Fund, and will not be reimbursed for any such expenses. The Target Fund is expected to earn interest income at an annual rate of 0.16% per annum, based upon the yield on a three-month U.S. Treasury bill as of June 30, 2020. Consequently, it is currently expected that interest income will not exceed the fees and costs incurred by the Target Fund and Master Fund. The expenses of the Target Fund and Master Fund could, over time, increase or the interest income of the Target Fund could, over time, decrease and the Target Fund may need to have positive performance in order to break-even (net of fees and expenses). If expenses increase or interest income decreases, these changes could result in significant losses to an investment in the shares of the Target Fund and a shareholder may never achieve profits, significant or otherwise.

Possible illiquid markets may exacerbate losses.

Futures positions cannot always be liquidated at the desired price. It is difficult to execute a trade at a specific price when there is a relatively small volume of buy and sell orders in a market. A market disruption, such as when foreign governments may take or be subject to political actions which disrupt the markets in their currency or major exports, can also make it difficult to liquidate a position. Such periods of illiquidity and the events that trigger them are difficult to predict and there can be no assurance that the Managing Owner or Sub-Adviser will be able to do so.

There can be no assurance that market illiquidity will not cause losses for the Target Fund. The large size of the positions which the Master Fund may acquire on behalf of the Target Fund increases the risk of illiquidity by both making its positions more difficult to liquidate and increasing the losses incurred while trying to do so.

Redemption orders may be postponed, suspended or rejected under certain circumstances.

The Managing Owner may suspend the right of redemption or postpone the redemption settlement date (1) for any period during which an emergency exists as a result of which the redemption distribution is not reasonably practicable, or (2) for such other period as the Managing Owner determines to be necessary for the protection of the shareholders. In addition, the administrator will reject a redemption order if the order is not in proper form as described in the Participant Agreement or if the fulfillment of the order, in the opinion of its counsel, might be unlawful. Any such postponement, suspension or rejection could adversely affect the redemption of a basket. For example, the resulting delay may adversely affect the value of the Authorized Participant’s redemption proceeds if the NAV of the Target Fund declines during the period of the delay. The Target Fund and Master Fund, the administrator, the Managing Owner and GreenHaven Advisors disclaim any liability for any loss or damage that may result from any such suspension or postponement.

Shareholders of the Target Fund do not have the protections associated with ownership of shares in an investment company registered under the Investment Company Act.

Neither the Target Fund nor the Master Fund is registered as an investment company under the Investment Company Act and is not required to register under such act. Consequently, shareholders will not have the regulatory protections provided to investors in investment companies.

Various actual and potential conflicts of interest may be detrimental to shareholders.

The Target Fund and Master Fund are subject to actual and potential conflicts of interest involving the Managing Owner, GreenHaven Advisors, various commodity futures brokers and Authorized Participants. The Managing Owner, GreenHaven Advisors and their respective principals, all of which are engaged in other investment or related activities, are not required to devote substantially all of their time to the business of the Target Fund and Master Fund, which also presents the potential for numerous conflicts of interest with the Target Fund and Master Fund. As a result of these and other relationships, parties involved with the Target Fund and Master Fund have a financial incentive to act in a manner other than in the best interests of the Target Fund and Master Fund and the shareholders. Investors will be dependent on the good faith of the respective parties subject to such conflicts to resolve them equitably. Although the respective parties attempt to monitor these conflicts, it is extremely difficult, if not impossible, for such parties to ensure that these conflicts do not, in fact, result in adverse consequences to the shareholders.

In addition, the Target Fund and Master Fund may be subject to certain conflicts with respect to their Commodity Broker, including, but not limited to, conflicts that result from receiving greater amounts of compensation from other clients, and purchasing opposite or competing positions on behalf of third-party accounts traded through the Commodity Broker.

The Target Fund’s tax treatment depends on its status as a partnership for federal income tax purposes, as well as not being subject to a material amount of entity-level taxation by individual states. If the Internal Revenue Service (the “IRS”) were to treat the Target Fund as a corporation for federal income tax purposes or the Target Fund becomes subject to material additional amounts of entity-level taxation for state tax purposes, then the amount of cash available for distribution would be substantially reduced.

The anticipated after-tax economic benefit of an investment in the shares of the Target Fund depends largely on the Target Fund and Master Fund being treated as partnerships for federal income tax purposes. No ruling from the IRS on this or any other tax matter affecting the Target Fund and Master Fund has been requested.

It is possible in certain circumstances an entity that would otherwise be classified as a partnership for U.S. federal income tax purposes, such as the Target Fund, to be treated as an association or a publicly traded partnership (that does not satisfy the exception set forth in Code Section 7704(c)) taxable as a corporation for U.S. federal income tax purposes. Although the Target Fund is not believed to be so treated based upon current operations, a change in the Target Fund’s business or a change in current law could cause the Target Fund to be treated as a corporation for federal income tax purposes or otherwise subject to taxation as an entity.

If the Target Fund was treated as a corporation for federal income tax purposes, it would pay federal income tax on taxable income at the corporate tax rate, and would likely pay state and local income tax at varying rates. Distributions would generally be taxed again as corporate dividends (to the extent of the Target Fund’s current and accumulated earnings and profits), and no income, gains, losses, deductions or credits would flow through to the shareholders. Because a tax would be imposed upon the Target Fund as a corporation, the amount of cash available for distribution would be substantially reduced. Therefore, if the Target Fund was treated as a corporation for federal income tax purposes, there would be a material reduction in the anticipated cash flow and after-tax return to the shareholders, likely causing a substantial reduction in the value of the shares.

At the state level, several states are evaluating ways to subject partnerships to entity-level taxation through the imposition of state income, franchise and other forms of taxation. Imposition of such a tax on the Target Fund by any state will reduce the cash available for distributions to the shareholders.

Items of income, gain, deduction, loss and credit with respect to the shares of the Target Fund could be reallocated if the IRS does not accept the assumptions or conventions used by the Target Fund and Master Fund in allocating the Target Fund’s and Master Fund’s tax items.

U.S. federal income tax rules applicable to partnerships are complex and often difficult to apply to publicly traded partnerships. The Target Fund and Master Fund will apply certain assumptions and conventions in an attempt to comply with applicable rules and to report income, gain, deduction, loss and credit to the shareholders in a manner that reflects the shareholders’ beneficial shares of partnership items, but these assumptions and conventions may not be in compliance with all aspects of applicable tax requirements. It is possible that the IRS will successfully assert that the conventions and assumptions used by the Target Fund and Master Fund do not satisfy the requirements of the Internal Revenue Code and/or the Treasury Regulations promulgated thereunder and could require that items of income, gain, deduction, loss or credit be adjusted or reallocated in a manner that adversely affects shareholders.

If the IRS contests the U.S. federal income tax positions the Target Fund takes, the market for the shares of the Target Fund may be adversely impacted and the cost of any IRS contest will reduce the amount of cash available for distribution to the shareholders.

No ruling from the IRS with respect to the Target Fund’s treatment as a partnership for U.S. federal income tax purposes or any other matter has been requested. The IRS may adopt positions that differ from the positions the Target Fund takes, and the IRS’s positions may ultimately be sustained. It may be necessary to resort to administrative or court proceedings to sustain some or all of the positions the Target Fund takes. A court may not agree with some or all of the positions the Target Fund takes. Any contest with the IRS, and the outcome of any IRS contest, may have a materially adverse impact on the market for the shares and the price at which they trade. In addition, the costs of any contest with the IRS will be borne indirectly by the shareholders because the costs will reduce the amount of cash available for distribution.

PROSPECTIVE INVESTORS ARE STRONGLY URGED TO CONSULT THEIR OWN TAX ADVISERS AND COUNSEL WITH RESPECT TO THE POSSIBLE TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN ANY SHARES OF THE TARGET FUND; SUCH TAX CONSEQUENCES MAY DIFFER IN RESPECT OF DIFFERENT INVESTORS.

Termination of the Target Fund may adversely affect a shareholder’s portfolio.

The Managing Owner may withdraw from the Target Fund upon one hundred and twenty (120) days’ notice, which would cause the Target Fund to terminate unless a substitute managing owner is identified and instituted. Shareholders cannot be assured that the Managing Owner will be willing or able to continue to service the Target Fund or Master Fund for any length of time. In addition, owners of seventy-five percent (75%) of the shares of the Target Fund have the power to terminate the Target Fund. If the Managing Owner discontinues its activities on behalf of the Target Fund and Master Fund, or the shareholders terminate the Target Fund, an investment in the shares could be adversely affected.

Competing claims over ownership of intellectual property rights related to the Target Fund and Master Fund could adversely affect the Target Fund and Master Fund and an investment in the shares of the Target Fund.

Third parties may allege or assert ownership of intellectual property rights which may be related to the design, structure and operations of the Target Fund and Master Fund. To the extent any claims of such ownership are brought or any proceedings are instituted to assert such claims, the negotiation, litigation or settlement of such claims, or the ultimate disposition of such claims in a court of law if a suit is brought, may adversely affect the Target Fund and Master Fund and an investment in the shares.

The prices of Index Commodities may experience “Backwardation” or “Contango.”

As the Master Fund’s futures contracts near expiration, they are replaced by contracts that have a later expiration. Thus, for example, a contract purchased and held in April 2019 may specify a June 2019 expiration. As that contract nears expiration, it may be replaced by selling the June 2019 contract and purchasing the contract expiring in August 2019. This process is referred to as “rolling.” Historically, the prices of crude oil and heating oil have frequently been higher for contracts with shorter-term expirations than for contracts with longer-term expirations, which is referred to as “backwardation.” In these circumstances, absent other factors, the sale of the June 2019 contract would take place at a price that is higher than the price at which the August 2019 contract is purchased, thereby creating a gain in connection with rolling. While crude oil and heating oil have historically exhibited consistent periods of backwardation, backwardation will likely not exist in these markets at all times. The absence of backwardation in crude oil and heating oil could adversely affect the value of the Index and the shares of the Target Fund.

Conversely, gold, corn, soybeans and wheat historically exhibit “contango” markets rather than backwardation. Contango markets are those in which the prices of contracts are higher in the distant delivery months than in the nearer delivery months due to the costs of long-term storage of a physical commodity prior to delivery or other factors. Although gold, corn, soybeans and wheat have historically exhibited consistent periods of contango, contango will likely not exist in these markets at all times. The persistence of contango in gold, corn, soybeans and wheat could adversely affect the value of the Index and the shares of the Target Fund.

The Target Fund and Master Fund may be required to indemnify the Trustee or the Managing Owner.

Under the Trust Agreements, Delaware Trust Company (the “Trustee”) and the Managing Owner have the right to be indemnified for any liability or expense they incur without negligence or misconduct. Accordingly, the Managing Owner may require the assets of the Target Fund and Master Fund to be sold in order to cover losses or liability suffered by it or by the Trustee. Any such sale would reduce the NAV and the value of the shares.

Risks Related to the Acquiring Fund

Active Management Risk

The Acquiring Fund is actively managed using proprietary investment strategies and processes. The Acquiring Fund is subject to active management or investment-selection risk and its performance therefore will reflect, in part, the ability of the Acquiring Fund’s sub-adviser to select investments and to make investment decisions that are suited to achieving the Acquiring Fund’s investment objective. The sub-adviser’s assessment of a particular investment, company, sector or country and/or assessment of broader economic, financial or other macro views, may prove incorrect, including because of factors that were not adequately foreseen, and the selection of investments may not perform as well as expected when those investments were purchased or as well as the markets generally, resulting in Acquiring Fund losses or underperformance. There can be no guarantee that these strategies and processes will produce the intended results and no guarantee that the Acquiring Fund will achieve its investment objective or outperform other investment strategies over the short- or long-term market cycles. This risk is exacerbated when an investment or multiple investments made as a result of such decisions are significant relative to the Acquiring Fund’s net assets.

Cash Redemption Risk

When the Acquiring Fund’s investment strategy requires it to redeem its shares for cash or to otherwise include cash as part of its redemption proceeds, it may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Acquiring Fund to recognize capital gains that it might not have recognized if it had made a redemption in-kind (i.e., distribute securities as payment of redemption proceeds). As a result, the Acquiring Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Commodity Risk

The value of commodities and commodity-linked derivative instruments typically is based upon the price movements of a physical commodity or an economic variable linked to such price movements. Therefore, the value of commodities and commodity-linked derivative instruments may be affected by, for example, changes in overall economic conditions, changes in interest rates, or factors affecting a particular commodity or industry, such as production, supply, demand, drought, floods, weather, political, economic and regulatory developments. The prices of commodities and commodity-related investments may fluctuate quickly and dramatically and may not correlate to price movements in other asset classes, such as stocks, bonds and cash. An active trading market may not exist for certain commodities. This may impair the ability of the Acquiring Fund to sell its portfolio holdings quickly or for full value. Commodity derivatives, such as commodity-linked swaps and notes, are subject to the risk that the counterparty to the transaction may default or otherwise fail to perform. Each of these factors and events could have a significant negative impact on the Acquiring Fund.

In addition to the factors set forth above, each commodity has risks that are inherent in the investment in such commodity:

Metals Commodities: Price movements in commodity futures held by the Acquiring Fund in metals commodities such as gold, silver, platinum and copper are affected by many specific additional factors. Some of these metal specific factors include, but are not limited to:

•

A change in economic conditions, such as a recession, can adversely affect the price of both industrial and precious metals. An economic downturn may have a negative impact on the usage and demand of metals, which may result in a loss for the Acquiring Fund.

•	A sudden shift in political conditions of the world’s leading metal producers may have a negative effect on the global pricing of metals.

•	An increase in the hedging of precious metals may result in a decline in the price of precious metals.

•	Changes in global supply and demand for industrial and precious metals.

•	The price and quantity of imports and exports of industrial and precious metals.

•	Technological advances in the processing and mining of industrial and precious metals.

Agricultural Commodities: Price movements in commodity futures held by the Acquiring Fund in agricultural commodities, such as wheat, corn and soybeans, are affected by many factors. Some of these agricultural specific factors include, but are not limited to:

•	Farmer planting decisions, and general economic, market and regulatory factors all influence the price of agricultural commodities.

•

Weather conditions, including hurricanes, tornadoes, storms and droughts, may have a material adverse effect on crops, live cattle, live hogs and lumber, which may result in significant fluctuations in prices in such commodities.

•	Changes in global supply and demand for agriculture products.

•	The price and quantity of imports and exports of agricultural commodities.

•	Political conditions, including embargoes and war, in or affecting agricultural production, imports and exports.

•	Technological advances in agricultural production.

•	The price and availability of alternative agricultural commodities.

Energy Commodities: Price movements in commodity futures held by the Acquiring Fund in energy commodities, such as crude oil, heating oil and natural gas, are subject to risks due to frequent and often substantial fluctuations in energy commodity prices. In the past, the prices of natural gas and crude oil have been extremely volatile, and volatility is expected to continue. The markets and prices for energy commodities are affected by many factors. Some of those factors include, but are not limited to:

•

Changes in global supply and demand for oil and natural gas. By way of example, the oil market has recently experienced fluctuations in supply and demand, significantly impacting the price and volatility of oil,

•	The price and quantity of imports and exports of oil and natural gas.

•	Political conditions, including embargoes and war, in or affecting other oil producing activities.

•	The level of global oil and natural gas exploration, inventories, production or pricing.

•	Weather conditions.

•	Technological advances effecting energy consumption.

•	The price and availability of alternative fuels.

None of these specific commodity factors can be controlled in managing the Acquiring Fund. Even if current and correct information as to substantially all factors are known or thought to be known, prices still will not always react as predicted.

Counterparty and Issuer Credit Risk

When the Acquiring Fund engages in investment transactions or enters into derivative or other contracts with third parties (i.e., “counterparties”), it bears the risk that the counterparty to such contracts may default on its obligations or otherwise fail to honor its obligations or cause such issuer or counterparty to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. If a counterparty defaults on its payment obligations the Acquiring Fund will lose money and the value of an investment in Fund shares may decrease. In addition, the Acquiring Fund may engage in such investment transactions with a limited number of counterparties, which may increase the Acquiring Fund’s exposure to counterparty credit risk. Listed futures contracts can be traded on futures exchanges without material counterparty credit. After a trade is cleared, the exchange is the ultimate counterparty for all contracts, so the counterparty risk on a listed futures contract ultimately is the creditworthiness of the exchange’s clearing corporation.

The financial condition of an issuer of a debt security or other issuer may cause it to default or become unable to pay interest or principal due on the security. A Fund cannot collect interest and principal payments on a security if the issuer defaults. Recent events in the financial sector have resulted in increased concerns about credit risk and exposure. Well-known financial institutions have experienced significant liquidity and other problems and have defaulted on their debt. The degree of credit risk for a particular debt security or other issuer may be reflected in its credit rating. A credit rating is a measure of a bond issuer’s ability to make timely payments of interest and principal. Rating agencies (such as Moody’s, S&P, or Fitch) assign letter designations typically ranging from AAA to A- (lower default risk) through CCC to C (higher default risk) or D (in default). A credit rating of BBB- or higher generally is considered “investment grade.” Credit ratings are subjective, do not remove market risk, and represent the opinions of the rating agencies as to the quality of the securities they rate. Credit ratings can change quickly and may not accurately reflect the risk of an issuer. Generally, investment risk and price volatility increase as the credit rating of a security declines. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. The value of an investment in the Acquiring Fund may change quickly and without warning in response to issuer defaults, changes in the credit ratings of the Acquiring Fund’s portfolio investments and/or perceptions related thereto.

Cyber Security Risk

The Acquiring Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cyber security, including cyber-attacks. A breach in cyber security, intentional or unintentional, may adversely impact the Acquiring Fund in many ways, including, but not limited to, disruption of the Acquiring Fund’s operational capacity, loss of proprietary information, theft or corruption of data maintained online or digitally, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Acquiring Fund’s third-party service providers, including the investment adviser, sub-adviser, administrator, custodian, and transfer agent, may subject the Acquiring Fund to many of the same risks associated with direct cyber security breaches and adversely impact the Acquiring Fund. For instance, cyber-attacks may impact the Acquiring Fund’s ability to calculate its NAV, cause the release of confidential business information, impede trading, cause the Acquiring Fund to incur additional compliance costs associated with corrective measures, subject the Acquiring Fund to regulatory fines or other financial losses, and/or cause reputational damage to the Acquiring Fund. Cyber security breaches of market makers, Authorized Participants, or the issuers of securities in which the Acquiring Fund invests could also have material adverse consequences on the Acquiring Fund’s business operations and cause financial losses for the Acquiring Fund and its shareholders. While the Acquiring Fund and its service providers have established business continuity plans and risk management systems designed to address cyber security risks, prevent cyber-attacks and mitigate the impact of cyber security breaches, there are inherent limitations on such plans and systems. In addition, the Acquiring Fund has no control over the cyber security protections put in place by its service providers or any other third parties whose operations may affect the Acquiring Fund or its shareholders.

Derivatives Risk

Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate or currency exchange rate. Derivatives are subject to a number of risks, such as counterparty and issuer credit risk, interest rate risk, market risk and issuer-specific risk. They also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, or that the counterparty to a derivative contract might default on its obligations. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Acquiring Fund may change quickly and without warning, and you may lose money. Derivatives include forward currency contracts and futures contracts.

Futures Contracts

A futures contract may generally be described as an agreement for the future sale by one party and the purchase by another of a specified security or instrument at a specified price and time. A currency futures contract is a contract to exchange one currency for another at a specified date in the future at an agreed upon exchange rate. The risks of futures contracts include but are not limited to: (1) the success of the adviser’s and sub-adviser’s ability to predict movements in the prices of individual currencies or securities, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the currencies or securities and the prices of futures contracts; and (3) no guarantee that an active market will exist for the contracts at any particular time.

In addition, as the Acquiring Fund’s futures contracts near expiration, they are replaced by contracts that have a later expiration. For example, a contract purchased and held in December 2020 may specify a February 2021 expiration. As that contract nears expiration, it may be replaced by selling the February 2021 contract and purchasing the contract expiring in April 2021. This process is referred to as “rolling.” Historically, the prices of crude oil and heating oil have frequently been higher for contracts with shorter-term expirations than for contracts with longer-term expirations, which is referred to as “backwardation.” In these circumstances, absent other factors, the sale of the February 2021 contract would take place at a price that is higher than the price at which the April 2021 contract is purchased, thereby creating a gain in connection with rolling. While crude oil and heating oil have historically exhibited consistent periods of backwardation, backwardation will likely not exist in these markets at all times. For instance, in May 2020, futures for oil to be delivered in June 2020 traded at times at approximately half of the value of futures for oil to be delivered in January 2021 – or in “contango”, as further described below. The absence of backwardation in crude oil and heating oil could adversely affect the value of the Acquiring Fund.

Conversely, gold, corn, soybeans and wheat historically exhibit “contango” markets rather than backwardation. Contango markets are those in which the prices of contracts are higher in the distant delivery months than in the nearer delivery months due to the costs of long-term storage of a physical commodity prior to delivery or other factors. Although gold, corn, soybeans and wheat have historically exhibited consistent periods of contango, contango will likely not exist in these markets at all times. The persistence of contango in gold, corn, soybeans and wheat could adversely affect the value of the Acquiring Fund.

Futures Rolling Risk

The Acquiring Fund invests in or has exposure to commodities futures contracts and is subject to costs associated with and risks related to “rolling.” The contractual obligations of a buyer or seller holding a futures contract to expiration may be satisfied by settling in cash as designated in the contract specifications. Alternatively, futures contracts may be closed out prior to expiration by making an offsetting sale or purchase of an identical futures contract on the same or linked exchange before the designated date of settlement. Once this date is reached, the futures contract “expires.” As the futures contracts held by the Acquiring Fund near expiration, they are generally closed out and replaced by contracts with a later expiration. This process is referred to as “rolling.”

When the market for these contracts is such that the prices are higher in the more distant delivery months than in the nearer delivery months, the sale during the course of the “rolling process” of the more nearby contract would take place at a price that is lower than the price of the more distant contract. This pattern of higher futures prices for longer expiration futures contracts is often referred to as “contango.” Alternatively, when the market for these contracts is such that the prices are higher in the nearer months than in the more distant months, the sale during the course of the “rolling process” of the more nearby contract would take place at a price that is higher than the price of the more distant contract. This pattern of higher futures prices for shorter expiration futures contracts is referred to as “backwardation.” The presence of contango in the relevant futures contracts at the time of rolling would be expected to adversely affect the Acquiring Fund. Similarly, the presence of backwardation in certain futures contracts at the time of rolling such contracts would be expected to positively affect the Acquiring Fund.

There have been extended periods in which contango or backwardation has existed in the futures contracts markets, and such periods can be expected to occur in the future. These extended periods can cause significant losses for the Acquiring Fund.

Additionally, because of the frequency with which the Acquiring Fund expects to roll its futures contracts, the impact of such contango or backwardation may be greater than the impact would be if the Acquiring Fund experienced less portfolio turnover.

Geopolitical Risk

The United States has experienced security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations (including due to events outside of the United States) that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Acquiring Fund’s investments.

Interest Rate Risk

The market value of fixed income securities, and financial instruments related to fixed income securities, will change in response to changes in interest rates and may change in response to other factors, such as perception of an issuer’s creditworthiness. As interest rates rise, the value of certain fixed income securities is likely to decrease. Similarly, if interest rates decline, the value of fixed income securities is likely to increase. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities tend to be more sensitive to changes in interest rates and thus subject to greater volatility than securities with shorter maturities. The “average portfolio maturity” of the Acquiring Fund is the average of all the current maturities of the individual securities in the Acquiring Fund’s portfolio. Average portfolio maturity is important to investors as an indication of the Acquiring Fund’s sensitivity to changes in interest rates. Funds with longer portfolio maturities generally are subject to greater interest rate risk.

Investment Risk

As with all investments, an investment in the Acquiring Fund is subject to investment risk. Investors in the Acquiring Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time. An investment in the Acquiring Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Issuer-Specific Risk

Changes in the actual or perceived financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Issuer-specific events can have a negative impact on the value of the Acquiring Fund.

Liquidity Risk

The Acquiring Fund may invest in derivatives and other instruments that may be less liquid than other types of investments. Investments that are less liquid or that trade less can be more difficult or more costly to buy, or to sell, compared to other more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the market for such an investment. The derivatives in which the Acquiring Fund invests may not always be liquid. This could have a negative effect on the Acquiring Fund’s ability to achieve its investment objective and may result in losses to Acquiring Fund shareholders.

Market Risk

The trading prices of commodities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, including, but not limited to, changes in interest rates, government regulation, and the outlook for economic growth or recession, as well as events that impact specific issuers, such as changes to an issuer’s actual or perceived creditworthiness. The Acquiring Fund’s NAV and market price, like commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

Non-Diversification Risk

The Acquiring Fund is considered to be non-diversified. This means that the Acquiring Fund may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, the Acquiring Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Acquiring Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Acquiring Fund’s performance.

Shares of the Fund May Trade at Prices Other Than NAV

As with all ETFs, Acquiring Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the Acquiring Fund will not materially differ from the Acquiring Fund’s NAV, there may be times when the market price and the NAV vary significantly, including due to timing reasons, perceptions about the NAV, supply and demand of the Acquiring Fund’s shares (including disruptions in the creation/redemption process), during periods of market volatility and/or other factors. Thus, you may pay more (or less) than NAV when you buy shares of the Acquiring Fund in the secondary market, and you may receive more (or less) than NAV when you sell those shares in the secondary market. If an investor purchases Acquiring Fund shares at a time when the market price is at a premium to the NAV of the Acquiring Fund’s shares or sells at a time when the market price is at a discount to the NAV of the Acquiring Fund’s shares, an investor may sustain losses.

Subsidiary Investment Risk

The WisdomTree Subsidiary is not registered under the Investment Company Act and is not subject to all of the investor protections of the Investment Company Act. Thus, the Acquiring Fund, as an investor in the WisdomTree Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Acquiring Fund and the WisdomTree Subsidiary are organized, respectively, could result in the inability of the Acquiring Fund and/or the WisdomTree Subsidiary to operate as intended and could negatively affect the Acquiring Fund and its shareholders.

Tax Risk

To qualify for the favorable U.S. federal income tax treatment accorded to RICs, the Acquiring Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources. The Acquiring Fund may obtain exposure to the commodities markets by directly entering into commodity-linked derivative instruments, such as listed futures contracts, forward currency contracts, swaps, and structured notes. Income from certain commodity-linked derivative instruments in which the Acquiring Fund invests may not be considered qualifying income under the 90% test noted above. The

Acquiring Fund intends to invest in such commodity-linked derivative instruments indirectly through the WisdomTree Subsidiary. The Acquiring Fund’s investment in the WisdomTree Subsidiary is expected to provide the Acquiring Fund with exposure to the commodities markets within the limitations of the federal tax requirements of the Internal Revenue Code. The IRS has recently issued final regulations pursuant to which certain income attributable to the Acquiring Fund’s investment in the WisdomTree Subsidiary is “qualifying income” to the Acquiring Fund to the extent that such income is derived with respect to the Acquiring Fund’s business of investing in stock, securities or currencies. The Acquiring Fund expects its income attributable to its investment in the WisdomTree Subsidiary to be treated as “qualifying income.” The Adviser intends to conduct the Acquiring Fund’s investments in the WisdomTree Subsidiary in a manner consistent with the terms and conditions of the regulations, and will monitor the Acquiring Fund’s investments in the WisdomTree Subsidiary to ensure that no more than 25% of the Acquiring Fund’s assets are invested in the WisdomTree Subsidiary. To the extent the Acquiring Fund makes a direct investment in commodity-linked derivative instruments, it will seek to restrict the resulting income from such instruments so that, when combined with its other non-qualifying income, the Acquiring Fund’s non-qualifying income is less than 10% of its gross income. The Acquiring Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. Failure to comply with the qualifying income test would have significant negative tax consequences to Acquiring Fund shareholders. Under certain circumstances, the Acquiring Fund may be able to cure a failure to meet the qualifying income test, but in order to do so the Acquiring Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Acquiring Fund’s returns. Important tax information is described in more detail below in the section on “Additional Tax Information.”

U.S. Treasury Bill Risk

Treasury bills may differ from other debt securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Acquiring Fund’s Treasury bill holdings to decline.

INVESTMENT RESTRICTIONS AND LIMITATIONS

Target Fund

The Target Fund has not adopted any fundamental or non-fundamental investment restrictions and limitations.

Acquiring Fund

The Acquiring Fund has adopted fundamental and non-fundamental investment restrictions and policies, each of which are set forth below.

Fundamental Policies:

The fundamental investment limitations set forth below may be amended only with shareholder approval.

1.	The Acquiring Fund may not issue senior securities, except as permitted under the Investment Company Act.

2.	The Acquiring Fund may not borrow money, except as permitted under the Investment Company Act.

3.

The Acquiring Fund may not act as an underwriter of another issuer’s securities, except to the extent that the Acquiring Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of portfolio securities.

4.

The Acquiring Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, or any non-U.S. government, or their respective agencies or instrumentalities) if, as a result, more than 25% of the Acquiring Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

5.

The Acquiring Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Acquiring Fund from investing in securities or other instruments backed by real estate, real estate investment trusts or securities of companies engaged in the real estate business).

6.

The Acquiring Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Acquiring Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

7.

The Acquiring Fund may not lend any security or make any other loan except as permitted under the Investment Company Act. This means that no more than 33 1/3% of the Acquiring Fund’s total assets would be lent to other parties. This limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments, permissible under the Acquiring Fund’s investment policies.

Non-Fundamental Policies:

The non-fundamental investment policies set forth below may be changed without shareholder approval upon 60 days’ notice to shareholders.

1.	The Acquiring Fund’s investment objective has been adopted as a non-fundamental investment policy.

2.

The Acquiring Fund will invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in commodity and commodity-related futures contracts thereby obtaining exposure to the commodities markets. The Acquiring Fund also will invest in U.S. government securities and money market instruments that taken together have economic characteristics similar or equivalent to those of the listed commodity futures contracts in which the WisdomTree Subsidiary may invest to gain exposure to the Energy, Agriculture, Industrial Metals, and Precious Metals commodity sectors.

MANAGEMENT

Target Fund

The overall responsibility for the oversight of the Target Fund rests with WisdomTree Commodity Services, the Target Fund’s commodity pool operator and Managing Owner. The Target Fund does not have a Board of Trustees.

Investment Adviser and Investment Sub-Adviser

WisdomTree Commodity Services, LLC, a Delaware limited liability company, is the commodity pool operator and Managing Owner of the Target Fund. WisdomTree Commodity Services is registered with the CFTC as a commodity pool operator and was approved as a member of the NFA as of November 15, 2006. Its principal place of business is 245 Park Avenue, 35th Floor, New York, New York 10167.

The Managing Owner is a wholly-owned subsidiary of WisdomTree Investments Inc. (“WisdomTree Investments”). WisdomTree Investments registered as a principal with the NFA, with respect to the Target Fund, on or about October 4, 2017 and is located in New York, New York. WisdomTree Investments is an ETF sponsor and exchange traded product sponsor that launched its first ETF in June 2006. WisdomTree Investments does not act as a commodity pool operator or commodity trading advisor. Under the Georgia Limited Liability Company Act and the governing documents of WisdomTree Commodity Services, WisdomTree Investments is not responsible for the debts, obligations and liabilities of WisdomTree Commodity Services solely by reason of being WisdomTree Commodity Services’ sole member. In addition, WisdomTree Investments has no contractual obligation to provide services or resources to WisdomTree Commodity Services or otherwise support the Target Fund.

GreenHaven Advisors LLC serves as sub-advisor and commodity trading advisor of the Target Fund. GreenHaven is registered with the CFTC as a commodity trading advisor (“CTA”) and was approved as a member of the NFA as of November 10, 2015. GreenHaven Advisors’ principal place of business is 3340 Peachtree Road, Suite 1910, Atlanta, Georgia 30326. The registration of GreenHaven Advisors with the CFTC and its membership in the NFA must not be taken as an indication that either the CFTC or the NFA has recommended or approved GreenHaven Advisors, the Target Fund or the Master Fund.

GreenHaven Advisors, under authority delegated by the Managing Owner, is responsible for selecting commodity brokers and reallocating assets within the Target Fund’s portfolio with a view to achieving the Fund’s investment objective. In its capacity as a CTA, GreenHaven Advisors is an organization which, for compensation or profit, advises others as to the value of or the advisability of buying or selling futures contracts.

Portfolio Manager

Mr. Scott Glasing is a trader for GreenHaven Advisors and is responsible for daily futures trading. He became a registered Associated Person and Principal of GreenHaven Advisors in November 2015. Since February 1998, Mr. Glasing has worked for Grain Service Corporation (“GSC”) as a trader responsible for daily futures trading. He became a registered Associated Person of GSC in April 1998 and a Principal of GSC in March 1998. From September 2006 to February 2011, Mr. Glasing was a trader responsible for daily futures trading and a registered Associated Person of GreenHaven LLC. From November 2006 to January 2016, Mr. Glasing was a trader responsible for daily futures trading and a registered Associated Person of the Managing Owner and was a Principal from November 2009 to January 2016. From August 2012 to January 2016, Mr. Glasing was a trader responsible for daily futures trading and a registered Associated Person and Principal of WisdomTree Coal Services, LLC.

Acquiring Fund

The business and affairs of the Acquiring Fund are managed by the officers of the Trust subject to the oversight of the Trust’s Board of Trustees (the “WisdomTree Board”). The WisdomTree Board sets broad policies for the Trust and may appoint Trust officers. The WisdomTree Board oversees the performance of the Acquiring Fund’s investment adviser, WisdomTree Asset Management, the Sub-Adviser, and the Trust’s other service providers. The Trust currently has six Trustees, one of whom is an “interested person” of the Trust as that term is defined under the Investment Company Act. A list of the Trustees and officers of the Trust, and their present positions and principal occupations, is provided under “Management of the Trust” in the Acquiring Fund SAI.

Investment Adviser and Investment Sub-Adviser

WisdomTree Asset Management has overall responsibility for the general management and administration of the Trust and the Acquiring Fund. WisdomTree Asset Management is a registered investment adviser with offices located at 245 Park Avenue, 35th Floor, New York, New York 10167, and is a leader in ETF management. WisdomTree Asset Management also anticipates registering as a commodity pool operator with the CFTC with respect to the Acquiring Fund. As of June 30, 2020, WisdomTree Asset Management had assets under management totaling approximately $31 billion. WisdomTree Investments is the parent company of WisdomTree Asset Management. WisdomTree Asset Management will be responsible for providing an investment program for the Acquiring Fund. In addition, WisdomTree Asset Management will oversee the Sub-Adviser’s investment activities for the Acquiring Fund, provide daily monitoring of the Sub-Adviser’s buying and selling of securities for the Acquiring Fund, and regularly review of the Sub-Adviser’s performance. In addition, WisdomTree Asset Management arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Acquiring Fund to operate.

WisdomTree Asset Management also is responsible for the general management and administration of the WisdomTree Subsidiary’s investment program pursuant to a separate investment advisory agreement between WisdomTree Asset Management and the WisdomTree Subsidiary. Under the advisory agreement, WisdomTree Asset Management provides the WisdomTree Subsidiary with the same type of management, for the same fee and under essentially the same terms, as is provided to the Acquiring Fund.

The Sub-Adviser will be responsible for the day-to-day management of the Acquiring Fund. The Sub-Adviser, a registered investment adviser with the SEC and registered CTA with the CFTC, is a leading innovator in the investment industry and manages global quantitative-based investment strategies for institutional and private investors. The principal office of the Sub-Adviser is located at One Boston Place, 201 Washington Street, Boston, Massachusetts 02108. As of June 30, 2020, the Sub-Adviser had assets under management totaling approximately $[            ] billion. The Sub-Adviser is an independently operated indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company. The Sub-Adviser chooses the Acquiring Fund’s portfolio investments and places orders to buy and sell the portfolio investments. The Sub-Adviser also serves as sub-adviser to the WisdomTree Subsidiary and is responsible for the WisdomTree Subsidiary’s day-to-day management. WisdomTree Asset Management pays the Sub-Adviser for providing sub-advisory services to the Acquiring Fund and the WisdomTree Subsidiary.

Portfolio Managers

The Acquiring Fund is managed by the Sub-Adviser’s Asset Allocation Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Acquiring Fund’s portfolio are described below.

Vassilis Dagioglu is a Managing Director and the Head of Asset Allocation Portfolio Management. Mr. Dagioglu is the head of asset allocation portfolio management and oversees the team responsible for global multi-asset strategies including total return, absolute return, multi-asset income, global macro, and commodities. Previously at the firm, Mr. Dagioglu managed multi-asset portfolios in addition to developing custom portfolio solutions. Prior to joining the firm, Mr. Dagioglu designed and implemented financial information systems and consulted on enterprise information application development at IBM Global Services and Sybase. Mr. Dagioglu has been in the investment industry since 1998. Mr. Dagioglu received an MBA in finance from the University of California at Berkeley.

James Stavena is a Managing Director of the Sub-Adviser’s Asset Allocation Portfolio Management Team and has been with the Sub-Adviser for 18 years. He received his M.B.A. from Rice University and has over 25 years of investment experience.

The Acquiring Fund SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Acquiring Fund.

OTHER SERVICE PROVIDERS

The following table identifies the principal service providers that service the Target Fund and that are expected to service the Acquiring Fund:

	Target Fund	Acquiring Fund*
Administrator and Fund Accounting Agent	State Street Bank and Trust Company	State Street Bank and Trust Company
Transfer Agent	State Street Bank and Trust Company	State Street Bank and Trust Company
Custodian	State Street Bank and Trust Company	State Street Bank and Trust Company
Commodity Broker	Morgan Stanley & Co. LLC	**
Securities Lending Agent	N/A	State Street Bank and Trust Company
Distributor and Principal Underwriter	Foreside Fund Services LLC	Foreside Fund Services LLC
Auditor	Ernst & Young LLP	Ernst & Young LLP

*

The WisdomTree Subsidiary also is expected to enter into separate contracts for the provision of custody, transfer agency, and accounting services with the same service providers that will provide those services to the Acquiring Fund.

**

Neither the Acquiring Fund nor the WisdomTree Subsidiary is obligated to use a particular commodity broker. Rather, the Sub-Adviser may select any commodity broker that it believes will provide the Acquiring Fund with best execution at any given time.

PURCHASE AND REDEMPTION OF SHARES

Each of the Target Fund and the Acquiring Fund issues and redeems shares at NAV only in a large specified number of shares called a “Creation Unit” or multiples thereof. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of a basket of securities and/or cash. It is expected that only a limited number of institutional investors, called Authorized Participants or “APs,” will purchase and redeem shares directly from either the Target Fund or the Acquiring Fund.

Individual shares of each of the Target Fund and the Acquiring Fund may only be purchased and sold in secondary market transactions through brokers. Shares can be bought or sold through an investor’s broker throughout the trading day like shares of any publicly traded issuer. When buying or selling shares through a broker, the investor will incur customary brokerage commissions and charges, and may pay some or all of the spread between the bid and the offered prices in the secondary market for shares. The price at which an investor buys or sells shares (i.e., the market price) may be more or less than the NAV of the shares. Unless imposed by the broker, shareholders transacting in the shares of either the Target Fund or the Acquiring Fund in the secondary market are not subject to a minimum dollar investment amount or minimum number of shares investment requirement.

ADDITIONAL TAX INFORMATION

Distributions shareholders receive from the Acquiring Fund are generally taxable to them as ordinary income for federal income tax purposes, except that distributions will be taxed to shareholders at long-term capital gain rates to the extent reported by the Acquiring Fund as “capital gain dividends” or “qualified dividend income,” and may also be subject to state or local taxes. Acquiring Fund distributions may not be taxable to a shareholder if he/she is investing through a tax-advantaged retirement plan account or are a tax-exempt investor, although he/she may be taxed on withdrawals from his/her tax-advantaged account.

REASONS FOR THE REORGANIZATION

WisdomTree Commodity Services, the commodity pool operator and Managing Owner of the Target Fund, has determined that the Reorganization is in the best interest of the Target Fund and its shareholders. In making this determination, WisdomTree Commodity Services considered the ability to provide Target Fund shareholders with continuity of investment exposure to the commodities markets, lesser shareholder costs of an investment in the Acquiring Fund, and the increased investor protections afforded by the Investment Company Act, the regulatory regime to which the Acquiring Fund is subject. WisdomTree Commodity Services also considered, among other factors, the potential benefits of the Acquiring Fund’s active management and the various features of the Acquiring Fund’s investment strategy, such as the enhanced roll process designed to generate greater yield from the Acquiring Fund’s investments in futures contracts.

ADDITIONAL INFORMATION ABOUT THE PROPOSED REORGANIZATION

Shareholders of the Target Fund are being asked to approve the Plan, which sets forth the terms and conditions under which the Reorganization will be implemented. Material provisions of the Plan are summarized below. This summary is qualified in its entirety by reference to the Plan, a form of which is attached to this Proxy Statement as Appendix A.

The Plan

The Plan provides for the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund of equal value to the net assets, consisting of the cash proceeds from redeeming its investment in the Master Fund, of the Target Fund being acquired, and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities, if any, as of the closing date of the Reorganization. The aggregate NAV of the Acquiring Fund shares issued in the exchange will equal the aggregate NAV of the Target Fund immediately prior to the Reorganization. Immediately after the transfer of the Target Fund’s assets as provided for in the Plan, the Target Fund will distribute the Acquiring Fund shares pro rata to its shareholders via DTC in complete liquidation of the Target Fund. The outstanding shares of the Target Fund held by the shareholders will then be canceled. As a result of the Reorganization, each shareholder of the Target Fund will cease to be a shareholder of the Target Fund and will receive the number of shares of the Acquiring Fund equal in value to his or her holdings in the Target Fund immediately before the Reorganization. Shares will be held in book entry form only.

The value of the Target Fund’s assets to be acquired, the amount of its liabilities to be assumed by the Acquiring Fund, if any, and the NAV of a share of the Target Fund will be determined as of the close of regular trading on the NYSE on the business day immediately preceding the closing date of the Reorganization, and will be determined in accordance with the valuation methodologies described in the Acquiring Fund Prospectus, as may be supplemented. WisdomTree Asset Management will bear all of the expenses related to the Reorganization, including expenses related to the Special Meeting and solicitation of proxies, preparing and filing the registration statement that includes this Proxy Statement, and the cost of copying, printing and mailing proxy materials.

The Reorganization is subject to a number of conditions, including the approval of the Plan by the shareholders of the Target Fund and the receipt of a legal opinion from counsel to the Acquiring Fund with respect to certain tax matters (see “Federal Income Tax Consequences of the Reorganization,” below). Assuming satisfaction of the conditions in the Plan, the Reorganization is expected to close prior to year-end 2020, or another date agreed to by the Target Fund and the Trust. The Plan may be amended or terminated and the Reorganization abandoned at any time by the Target Fund or the Trust, on behalf of the Acquiring Fund.

Federal Tax Consequences of the Reorganization

The following is a general summary of the material federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change. This discussion is limited to U.S. persons who hold shares of beneficial interest of the Target Fund as capital assets for federal income tax purposes. Shareholders who are not U.S. persons are strongly urged to consult their own tax advisors with respect to the particular tax consequences of the Reorganization and of an investment in the shares of the Acquiring Fund. For the avoidance of doubt, the description hereon of the tax consequences of the Reorganization does not include the tax consequences of the transactions undertaken by the Target Fund and the Master Fund prior to and in preparation for the Reorganization, including the disposition of the Master Fund’s portfolio investments for cash. Accordingly, this summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. Because the foregoing discussion relates only to the federal income tax consequences of the proposed Reorganization, Target Fund shareholders should consult their tax advisors as to state and local tax consequences, if any, of the transactions leading up to the Reorganization and the proposed Reorganization.

While the Target Fund is not expected to realize any gain in the Reorganization when it transfers its assets to the Acquiring Fund, if there were to be any gain recognized in such exchange, it is expected that the exchange will qualify for federal tax purposes as a tax-free transaction under section 351(a) of the Internal Revenue Code. As a condition to the Reorganization, the Target Fund and the Acquiring Fund have requested an opinion of Morgan, Lewis & Bockius LLP substantially to the effect that with respect to the Reorganization, based on certain assumptions, facts, the terms of the Plan and representations set forth in the Plan or otherwise provided by the Target Fund and the Acquiring Fund:

1. The Acquiring Fund will recognize no gain or loss on its receipt of the assets of the Target Fund received in exchange for the Acquiring Fund Shares pursuant to Section 1032(a) of the Internal Revenue Code.

2. The Acquiring Fund’s basis in the assets received from the Target Fund will equal the basis of such assets in the hands of the Target Fund immediately prior to the transfer pursuant to Section 362(a) of the Internal Revenue Code, provided, however, if the Target Fund’s aggregate adjusted tax bases of the assets being transferred to the Acquiring Fund exceeds the fair market value of such property immediately after the Reorganization, then the Acquiring Fund’s adjusted basis of such assets will not exceed the fair market value of such property immediately after the Reorganization pursuant to Section 362(e)(2)(A) of the Internal Revenue Code; provided, however, if the Target Fund takes the position that Proposed Treasury Regulation Section 1.475(a)-2 applies to the transfer of its assets to Acquiring Fund, then the basis of the assets in the hands of the Acquiring Fund will equal the fair market value of such assets as of the Closing.

3. The Acquiring Fund’s holding period of the assets received from the Target Fund in the transfer will include the period during which the Target Fund held the assets pursuant to Section 1223(2) of the Internal Revenue Code.

No opinion will be expressed as to the effect of the Reorganization on the Target Fund, the Acquiring Fund or any shareholder of the Target Fund with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes under a mark-to-market system of accounting (i) at the end of a taxable year (or on the termination thereof) (ii) on the transfer of any such asset, or (iii) any other U.S. federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

The advice of counsel is not binding on the IRS or the courts and neither the Target Fund nor the Acquiring Fund has sought a ruling with respect to the tax treatment of the Reorganizations. The opinion of counsel, if delivered, will be based on the Internal Revenue Code, Treasury Regulations issued by the Treasury Department under the Internal Revenue Code, court decisions, and administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis.

DESCRIPTION OF THE ACQUIRING FUND’S SHARES

Shares of the Acquiring Fund issued to the shareholders of the Target Fund pursuant to the Reorganization will be validly issued, fully paid and non-assessable when issued and will be transferable without restriction and will have no preemptive or conversion rights.

CAPITALIZATION

The capitalization of the Target Fund as of June 30, 2020 and the Acquiring Fund’s pro forma combined capitalization as of that date, after giving effect to the Reorganization are as follows:

(unaudited)	Target Fund Shares	Pro forma Acquiring Fund Shares
Net Assets	$69,649,419	$69,649,419

Shares Outstanding	4,450,050	4,450,050

Net Asset Value per Share	$15.65	$15.65

ADDITIONAL INFORMATION ABOUT THE FUNDS

General

For additional information regarding the Target Fund and the Acquiring Fund, see Appendix D and Appendix E, respectively, of this Proxy Statement.

Rights of the Funds’ Shareholders

Target Fund. The Target Fund is not required to hold annual meetings of shareholders. Each Target Fund share has one vote with respect to matters submitted to a vote of shareholders. Shareholders holding shares representing at least a majority (over 50%) (except in the case of (ii) and (vii) below, in which case the shares must equal or exceed 75%) in net asset value (not including shares held by the managing owner and its affiliates) may vote to (i) continue the Target Fund, (ii) remove the Managing Owner on reasonable prior written notice to the Managing Owner, (iii) elect and appoint one or more additional managing owners, or consent to the merger of the Managing Owner, (iv) approve a material change in the trading policies, as set forth in the Target Fund’s prospectus, which change shall not be effective without the prior written approval of such majority, (v) approve the termination of any agreement entered into between the Target Fund and the Managing Owner or any affiliate of the Managing Owner for any reason, without penalty, (vi) approve amendments to the Target Fund Declaration of Trust, and (vii) terminate the Target Fund as provided in Section 13.1(e). For additional information concerning the rights of the Target Fund’s shareholders, refer to the Target Fund’s Certificate of Amendment to Certificate of Trust, Amended Declaration of Trust and Trust Agreement, and Amendment to the Declaration of Trust and Trust Agreement, filed as Exhibits 3.1, 3.3 and 3.6, respectively, with the Target Fund’s annual report on 10-K for the fiscal year ended December 31, 2019.

Acquiring Fund. The Trust is not required to hold regular annual meetings of shareholders. Shares of the Acquiring Fund have equal voting rights. Shareholders shall have power to vote with respect to (i) the election of Trustees of the WisdomTree Board, (ii) the removal of Trustees of the WisdomTree Board, (iii) any investment advisory contract, (iv) any termination of the Trust, (v) the amendment of the Trust’s Declaration of Trust, and (vi) additional matters relating to the Trust required or authorized by law, the Trust’s Declaration of Trust or the By-laws, or any registration of the Trust with the SEC or any state, or as the WisdomTree Board may consider desirable.

VOTING INFORMATION

RECORD DATE, VOTING RIGHTS AND VOTES REQUIRED

Proxies are being solicited from the shareholders of the Target Fund for the Special Meeting to be held on [October     , 2020, at 9:00 a.m., Eastern Time], or at such later time made necessary by any postponement(s) or adjournment(s) of the Special Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, “FOR” approval of the Plan.

WisdomTree Commodity Services has fixed the close of business on Friday, August 14, 2020 as the Record Date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof. Shareholders of record as of the Record Date will be entitled to one vote for each share held. As of the Record Date, the total number of issued and outstanding shares of the Target Fund was                     . Shareholders of record who owned five percent or more of the shares of the Target Fund as of the Record Date are set forth on Appendix C to this Proxy Statement. Approval of the proposal will require the affirmative vote of shareholders holding units equal to at least a majority (over 50%) of the NAV of the Target Fund’s shares.

HOW TO VOTE

We urge you to vote your shares. Your prompt vote may save the Target Fund the necessity of further solicitations to ensure a sufficient number of votes are obtained to approve the proposal. You may cast your vote by mail, the internet and automated touchtone as set forth below.

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Mail: To vote your proxy by mail, check the appropriate voting boxes on your proxy card/voting instruction form, sign and date the card and return it by mail. If you sign, date and return the proxy card/voting instruction form but give no voting instructions, the proxies will vote FOR the proposal.

The options below are available 24 hours a day/7 days a week.

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Internet: The web address and instructions for voting online can be found on the enclosed proxy card/voting instruction form. You will be required to provide your control number found on your proxy card/voting instruction form.

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Automated Touchtone: The toll-free number for automated touchtone telephone voting can be found on the enclosed proxy card/voting instruction form. You must have the control number found on your proxy card/voting instruction form.

If you have any questions regarding the proposal, the proxy card/voting instruction form or need assistance voting your shares, please contact the Target Fund’s proxy solicitor, DiCosta Partners LLC (“DCP”), toll-free at (833) 892-6628. If the Target Fund does not receive your voting instructions after our original mailing, you may be contacted by us or by DCP, in either case, to remind you to vote.

You also may participate in and vote at the Special Meeting. If you were a record holder of Target Fund shares as of August 14, 2020 (the “Record Date”), please email DCP at meetinginfo@dicostapartners.com no later than 2:00 p.m. Eastern Time on [                ], 2020 to register. Please include the Target Fund’s name in the subject line of the e-mail and provide your name and address in the body of the e-mail. DCP will then e-mail you the dial-in information and instructions for voting during the Special Meeting.

If you held Target Fund shares through an intermediary, such as a broker-dealer, as of the Record Date and you want to participate in the Special Meeting, please e-mail DCP at meetinginfo@dicostapartners.com no later than 2:00 p.m. Eastern Time on [                ], 2020 to register. Please include the Target Fund’s name in the subject line of the e-mail and provide your name, address and proof of ownership as of the Record Date from your intermediary. Please be aware that if you wish to vote at the Special Meeting, you must first obtain a legal proxy from your intermediary reflecting the Target Fund’s name, the number of Target Fund shares you held as of the Record Date and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or e-mail an image of the legal proxy to meetinginfo@dicostapartners.com and put “Legal Proxy” in the subject line. DCP will then e-mail you the dial-in information and instructions for voting during the Special Meeting.

The dial-in number will be active for the date and time of the Special Meeting only.

If you have any questions prior to the Special Meeting, please call DCP toll-free at (833) 892-6628.

PROXIES

All proxies that are properly executed and received prior to the Special Meeting, and are not revoked prior to or at the Special Meeting, will be voted at the Special Meeting. A proxy with respect to shares held in the name of two or more persons is valid if executed by any one of them unless at or prior to its use the Target Fund receives written notification to the contrary from any one of such persons. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted FOR the matters specified on the proxy.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later-dated proxy or a written notice of revocation to the Target Fund. You may also give written notice of revocation if you participate in the Special Meeting. Participation by a shareholder in the Special Meeting does not, by itself, revoke a proxy.

QUORUM AND ADJOURNMENTS

The Target Fund is not subject to a quorum requirement in connection with the consideration and approval of the proposal. If sufficient votes to approve the proposal are not received, the Special Meeting of the Target Fund may be adjourned to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Target Fund may be transacted at any such adjourned session(s). The persons designated as proxies may use their discretionary authority to vote on any other proposals, if any, raised at the Special Meeting to the extent properly presented and permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules, and any adjournments or postponements thereof.

EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”

According to NYSE rules, because the proposal is expected to “affect substantially” a shareholder’s rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power. Because the proposal is non-discretionary, the Trust does not expect to receive broker non-votes. Abstentions will be treated as shares voted against the proposal.

SOLICITATION OF PROXIES

The Target Fund expects that the solicitation of proxies will be primarily by mail and telephone. The solicitation also may include facsimile, Internet or oral communications by certain employees of WisdomTree Investments, who will not be paid for these services. WisdomTree Commodity Services has retained DCP to provide shareholder meeting services, including the distribution of this proxy statement and related materials to shareholders as well as assisting the Target Fund in soliciting proxies for the Special Meeting. WisdomTree Asset Management or an affiliate will bear the expenses relating to the Reorganization, including the anticipated solicitation costs. The solicitation costs are expected to be approximately $100,000.

OTHER INFORMATION

INTERESTS OF CERTAIN PERSONS IN THE TRANSACTION

WisdomTree Asset Management and the Sub-Adviser may be deemed to have an interest in the Reorganization because they will serve as the investment adviser and sub-adviser, respectively, to the Acquiring Fund and receive fees for their services.

OTHER BUSINESS

WisdomTree Commodity Services knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, WisdomTree Commodity Services intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card/voting instruction form.

DELIVERY OF SHAREHOLDER DOCUMENTS – HOUSEHOLDING

Householding is an option available to certain investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

APPRAISAL RIGHTS

Target Fund shareholders will have no appraisal rights in connection with the Reorganization.

NEXT MEETING OF SHAREHOLDERS

The Target Fund does not hold regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposals to the Target Fund, c/o WisdomTree Commodity Services, 245 Park Avenue, 35th Floor, New York, New York 10167, within a reasonable time before the proxy materials for the next meeting are sent to shareholders. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the Target Fund within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that the proposal will be included.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Acquiring Fund in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by Morgan, Lewis & Bockius LLP.

INFORMATION FILED WITH THE SEC

Reports and other information about each of the Target Fund and the Acquiring Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov. These reports and other information concerning may be inspected by each of the Target Fund’s and the Acquiring Fund’s listing exchange at the offices of NYSE Arca (20 Broad Street, New York, New York 10005).

APPENDIX A

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“AGREEMENT”) is made as of [            ], 2020 by and between the WisdomTree Continuous Commodity Index Fund, a Delaware statutory trust (the “Target Fund”), and WisdomTree Trust, a Delaware statutory trust (the “Trust”), on behalf of its series, WisdomTree Enhanced Commodity Strategy Fund (the “Acquiring Fund” and, together with the Target Fund, the “Funds”). WisdomTree Asset Management, Inc., a Delaware corporation (“WisdomTree Asset Management”) and WisdomTree Commodity Services, LLC, a Delaware limited liability company, are parties to this Agreement solely for purposes of Paragraphs 4.3 and 8.2 and Subparagraphs 4.1(j) and 4.1(m), respectively. All agreements, representations, actions and obligations described herein made or to be taken or undertaken by the Acquiring Fund are made and shall be taken or undertaken by the Trust on behalf of the Acquiring Fund.

This Agreement is intended to be and is adopted as an “agreement” as described in Treasury Regulation Section 1.351-1(a)(1) for purpose of Section 351 of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund specified in Paragraph 1.3, and the distribution of the Acquiring Fund Shares to the holders of shares in the Target Fund of record determined as of the Valuation Time (as defined in Paragraph 2.5 herein) (the “Target Fund Shareholders”) in redemption of all outstanding shares of the Target Fund and in complete liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”) or, with respect to the liquidation of the Target Fund, in accordance with the applicable provisions of the Target Fund’s Declaration of Trust and Trust Agreement.

WisdomTree Commodity Services, LLC, the managing owner of the Target Fund (“Managing Owner”), has determined, with respect to the Target Fund, that participation in the Reorganization is in the best interests of the Target Fund. The Board of Trustees of the Trust, including a majority of the Trustees of the Trust who are not “interested persons” (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust, has determined, with respect to the Acquiring Fund, that (1) participation in the Reorganization is in the best interests of the Acquiring Fund and its shareholders (“Acquiring Fund Shareholders”), if any, and (2) the interests of the Acquiring Fund Shareholders, if any, would not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION AND FUND TRANSACTIONS

1.1. The Reorganization. Subject to the requisite consent of the Target Fund Shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in Paragraph 3.1), the Target Fund shall assign, deliver and otherwise transfer the Assets (as defined in Paragraph 1.2) of the Target Fund to the Trust on behalf of the Acquiring Fund, and the Trust shall assume the Liabilities (as defined in Paragraph 1.3), if any, of the Target Fund on behalf of the Acquiring Fund. In consideration of the foregoing, at the Effective Time, the Trust shall, on behalf of the Acquiring Fund, deliver to the Target Fund full and fractional Acquiring Fund Shares. The Target Fund Shareholders will receive shares of the Acquiring Fund. The number of Acquiring Fund Shares to be delivered shall be determined as set forth in Paragraph 2.3.

1.2. Assets of the Target Fund. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash (other than cash that has been reserved to pay the Target Fund’s accrued liabilities), cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Target Fund at the Valuation Time (as that term is defined in Paragraph 2.5 herein), books and records of the Target Fund, and any other property owned by the Target Fund at the Valuation Time (collectively, the “Assets”).

1.3. Liabilities of the Target Fund. The Target Fund will use commercially reasonable efforts to discharge all of its known liabilities and obligations, other than any accrued liabilities for which cash has been reserved, prior to the Effective Time, consistent with its obligation to continue to pursue its investment objective and strategies in accordance with the terms of its registration statement. The Acquiring Fund will assume all liabilities of the Target Fund not discharged prior to the Effective Time, if any, whether accrued or contingent, known or unknown (collectively, the “Liabilities”).

1.4. Distribution of the Target Fund Shares. At the Effective Time (or as soon thereafter as is reasonably practicable), the Target Fund will distribute to the Target Fund Shareholders the Acquiring Fund Shares received from the Acquiring Fund pursuant to Paragraph 1.1 in complete liquidation of the Target Fund. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the records of the Acquiring Fund in the names of the Target Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to the Target Fund Shareholders shall be equal to the net asset value of the Target Fund (as determined below) at the Effective Time, and the net asset value of the Acquiring Fund Shares to be so credited to each Target Fund Shareholder shall be its share of those Acquiring Fund Shares. All issued and outstanding shares of the Target Fund will be canceled on the books of the Target Fund in a manner determined in accordance with the Declaration of Trust and Trust Agreement. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5. Recorded Ownership of Acquiring Fund Shares. Ownership of Acquiring Fund Shares will be shown on the books of State Street Bank and Trust Company, the Acquiring Fund’s transfer agent.

1.6. Filing Responsibilities of the Target Fund. Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund. The Trust, on behalf of the Acquiring Fund, shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.

ARTICLE II

VALUATION

2.1. Net Asset Value of the Target Fund. The net asset value of the Target Fund shall be the net asset value computed as of the Valuation Time using the valuation procedures of the Acquiring Fund, but the net asset value of the Target Fund shall not include any amounts distributed on the date of the Valuation Time.

2.2. Net Asset Value of the Acquiring Fund. The net asset value of the Acquiring Fund shall be the same as the net asset value of the Target Fund as computed in Paragraph 2.1.

2.3. Calculation of Number of Acquiring Fund Shares. The number of shares of the Acquiring Fund to be issued (including fractional shares to at least the third decimal place, if any) in connection with the Reorganization shall be determined by dividing (x) the net asset value of the Target Fund computed in the manner and as of the time specified in Paragraph 2.1, by (y) the initial net asset value per share of the Acquiring Fund’s shares as established by the authorized officers of the Trust, on behalf of the Acquiring Fund, prior to the Effective Time.

2.4. Determination of Value. All computations of value hereunder shall be made in accordance with the requirements of the 1940 Act, and shall be subject to confirmation by each Fund’s respective independent registered public accounting firm upon reasonable request of the other Fund. The Target Fund and the Acquiring Fund agree to use all commercially reasonable efforts to resolve prior to the Valuation Time any material pricing differences for prices of portfolio securities of the Target Fund which may arise from use of the valuation procedures of the Acquiring Fund.

2.5. Valuation Time. The Valuation Time shall be the time at which the Acquiring Fund calculates its net asset values as set forth in its prospectus (normally the close of regular trading on the New York Stock Exchange (“NYSE”)) on the business day immediately preceding the Closing Date (as defined in Paragraph 3.1) (the “Valuation Time”).

ARTICLE III

CLOSING

3.1. Closing. The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur at the principal office of WisdomTree Asset Management on or about [DATE], or at such other place and/or on such other date as to which the parties may agree (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place immediately prior to the opening of business on the Closing Date unless otherwise provided herein (the “Effective Time”).

3.2. Transfer and Delivery of Assets.

a) The Target Fund shall direct State Street Bank and Trust Company (the “Custodian”) for the Target Fund to deliver, at the Closing, a certificate stating that (i) the Assets were delivered in proper form to the Acquiring Fund at the Effective Time, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Managing Owner to the Custodian, as custodian for the Acquiring Fund. Such presentation shall be made for examination no later than five (5) business days preceding the Effective Time, and shall be transferred and delivered by the Target Fund as of the Effective Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Target Fund shall cause the Custodian to deliver to State Street Bank and Trust Company, as custodian for the Acquiring Fund, as of the Effective Time by book entry, in accordance with the customary practices of the Custodian and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, in which the Target Fund’s Assets are deposited, the Target Fund’s Assets deposited with such depositories. The cash to be transferred by the Target Fund shall be delivered by wire transfer of Federal funds at the Effective Time.

b) If the Custodian is unable to make delivery of the Assets at the Closing in the manner contemplated by this Paragraph 3.2 for the reason that any securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Paragraph 3.2 with respect to said undelivered securities or other investments if the Target Fund has, by or at the Closing, delivered to the Acquiring Fund or the Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or the Custodian, such as brokers’ confirmation slips.

3.3. Share Records. State Street Bank and Trust Company shall deliver at the Closing a certificate stating that its records contain the names and addresses of the Target Fund Shareholders and the number of shares owned by each Target Fund Shareholder. The Acquiring Fund shall issue and deliver to the Target Fund prior to the Effective Time a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Target Fund Shareholders at the Effective Time, or provide other evidence satisfactory to the Target Fund as of the Effective Time that such Acquiring Fund Shares have been credited to the Target Fund’s accounts on the books of the Acquiring Fund.

3.4. Postponement of Valuation Time. In the event that at the Valuation Time the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Managing Owner or the officers of the Trust, accurate appraisal of the value of the net assets of the Target Fund or the Acquiring Fund, respectively, is impracticable, the Valuation Time shall be postponed until the second business day after the day when trading shall have been fully resumed and reporting shall have been restored, or until such other date as mutually agreed upon by the parties in writing.

3.5. Statement of Assets and Liabilities. The Target Fund will prepare and deliver to the Acquiring Fund on the second business day prior to the Closing Date an estimated preliminary statement of known assets and liabilities of the Target Fund as of such date for review and agreement by the Funds. The Target Fund will deliver at Closing: (i) an updated statement of known assets and liabilities of the Target Fund; and (ii) a list of the Target Fund’s portfolio assets showing the tax basis of each of the Target Fund’s assets by lot and the holding periods of such assets, each of (i) and (ii) as of the Valuation Time, and certified by the Managing Owner.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1. Representations and Warranties of the Target Fund. Except as has been disclosed to the Acquiring Fund in a written instrument executed by the Target Fund, the Target Fund represents and warrants to the Trust, on behalf of the Acquiring Fund, as follows:

a)

The Target Fund is a statutory trust validly existing and in good standing under the laws of Delaware, with power under the Target Fund’s governing documents, as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

b)

The Target Fund is a commodity pool organized as a Delaware statutory trust. The Target Fund’s shares are registered with the Commission under the Securities Act of 1933, as amended (the “1933 Act”) and listed on NYSE Arca. Since the time the Target Fund commenced operations, the Target Fund has satisfied and will continue to satisfy through the Effective Time, in all material respects, the conditions for reliance on all such exemptions from registration.

c)

No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required under state securities laws.

d)

The prospectus and statement of additional information concerning the Target Fund and the annual report on Form 10-K for the year ended December 31, 2019 (“2019 Annual Report”) and the quarterly and current reports filed by the Target Fund subsequent to the date of the 2019 Annual Report do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

e)

Immediately prior to the Effective Time, the Target Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof other than such restrictions as might arise under the 1933 Act.

f)

The Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Target Fund will not result, in (i) a violation of Delaware law or a material violation of the Target Fund’s Declaration of Trust and Trust Agreement or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund is a party or by which it is bound.

g)

All material contracts or other commitments of the Target Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and other similar instruments) will terminate without liability or obligation to the Target Fund on or prior to the Effective Time.

h)

Except as otherwise disclosed to and accepted by the Trust, on behalf of the Acquiring Fund, in writing, no litigation or administrative proceeding or formal investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Target Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Target Fund knows of no facts which are reasonably likely to form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

i)

The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Target Fund at [DATE] are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) prepared in accordance with GAAP as of such date and not disclosed therein.

j)

Since [DATE], there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund in writing. For the purposes of this Subparagraph 4.1(j), a decline in net asset value per Partnership Interest due to declines in market values of securities held by the Target Fund, the discharge of the Target Fund’s liabilities, or the redemption of the Target Fund’s shares by the Target Fund Shareholders shall not constitute a material adverse change. The Managing Owner knows of no facts that are reasonably likely to form the basis of a conclusion that the Target Fund may incur a contingent liability in the future of the kind required to be reflected on a balance sheet (including the notes thereto) prepared in accordance with GAAP.

k)

At the Effective Time, all Federal and other tax returns and other tax-related reports of the Target Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports, if any, shall have been paid or provision shall have been made for the payment thereof and no such return is currently under audit and no assessment has been asserted with respect to such returns.

l)

All of the issued and outstanding shares of the Target Fund, at the time of Closing, be held by the persons and in the amounts set forth in the records of the State Street Bank and Trust Company, on behalf of the Target Fund, as provided in Paragraph 3.3. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Target Fund, nor is there outstanding any security convertible into any of the Target Fund’s shares.

m)

The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Managing Owner, on behalf of the Target Fund, and, subject to the approval of the Target Fund Shareholders (only with respect to those obligations under this Agreement that are contingent on the Target Fund Shareholder approval), this Agreement will constitute a valid and binding obligation of the Target Fund enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

n)

The information to be furnished by the Target Fund for use in registration statements and other documents filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; provided, however, that the representations and warranties of this Subparagraph (n) shall not apply to statements in or omissions from such materials made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

o)

All materials used in connection with obtaining the consent of the Target Fund Shareholders to the transaction contemplated by this Agreement will, through and at the Effective Time, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties of this Subparagraph (o) shall not apply to statements in or omissions from such materials made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

4.2. Representations and Warranties of The Trust. Except as has been disclosed to the Target Fund in a written instrument executed by an officer of the Trust, the Trust, on behalf of the Acquiring Fund, represents and warrants to the Target Fund as follows:

a)

The Acquiring Fund is a duly established series of the Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Trust Instrument and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

b)

At the Effective Time, the Trust will be registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act will be in full force and effect.

c)

No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Trust on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required under state securities laws.

d)

The prospectus and statement of additional information of the Acquiring Fund filed with the Commission on [Date of 485(b) filing] as part of the Trust’s registration statement on Form N-1A, as of its effective date and the Closing Date, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and, as of its effective date and the Closing Date, will not include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

e)	At the Effective Time, the Trust, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund’s assets, if any, free of any liens or other encumbrances.

f)

The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquiring Fund, will not result, in (i) a violation of Delaware law or a material violation of the Trust’s Trust Instrument and By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

g)

Except as otherwise disclosed to and accepted by the Target Fund, in writing, no litigation or administrative proceeding or formal investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Trust, on behalf of the Acquiring Fund, or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. The Trust, on behalf of the Acquiring Fund, knows of no facts that are reasonably likely to form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

h)

The Acquiring Fund, prior to the Closing Date, will have not commenced operations or carried on any business activity, will have had no assets or liabilities and will have no issued or outstanding shares other than as described in Subparagraph 6.1(b) of this Agreement.

i)

At the Effective Time, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof to the best of the knowledge of the Acquiring Fund, and no such return is currently under audit and no assessment has been asserted with respect to such returns.

j)

Since its commencement of operations, the Trust has been registered at all times under the 1940 Act and, through such registration, the Acquiring Fund will meet the definitional requirement of Section 851(a) of the Code for qualification as a regulated investment company. The Acquiring Fund will be eligible to be, and intends to be, treated, as of the Closing Date and thereafter, as an investment company separate from any and all other series of the Trust.

k)

The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

l)

The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by the Trust, and will have been issued in every jurisdiction in compliance in all material respects with applicable registration requirements and applicable securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquiring Fund, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares.

m)

The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; provided, however, that the representations and warranties of this Subparagraph (m) shall not apply to statements in or omissions from such materials made in reliance upon and in conformity with information that was furnished by the Target Fund for use therein.

4.3. Representation and Warranty of WisdomTree Asset Management. WisdomTree Asset Management represents and warrants to the Target Fund and the Trust, on behalf of the Acquiring Fund, that:

a)

WisdomTree Asset Management is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and has power to own all of its properties and assets and to carry on its business as it is now being, and as it is contemplated to be, conducted, and to enter into this Agreement and perform its obligations hereunder.

b)

The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of WisdomTree Asset Management, and this Agreement will constitute a valid and binding obligation of WisdomTree Asset Management, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

ARTICLE V

COVENANTS AND AGREEMENTS

5.1. Conduct of Business. The Acquiring Fund and the Target Fund each will operate its business in the ordinary course consistent with past practice (except as set forth in the certificate being provided by the Target Fund regarding the disposition of its appreciated assets immediately prior to the Effective Time) between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2. Consent of the Target Fund Shareholders. The Target Fund will seek the consent of the Target Fund Shareholders to the transactions contemplated by this Agreement in accordance with its governing documents, as amended from time to time, and use its reasonable best efforts to take all other action reasonably necessary to obtain approval of the transactions contemplated herein.

5.3. No Distribution of Acquiring Fund Shares. The Target Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4. Information. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund Shareholders.

5.5. Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each their respective reasonable best efforts to take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6. Assistance in Obtaining Shareholder Consent. The Acquiring Fund will provide the Target Fund with information regarding the Acquiring Fund, reasonably necessary for the preparation of such materials as the Target Fund deems necessary, proper or advisable to obtain the consent of the Target Fund Shareholders to the transactions contemplated by this Agreement.

5.7. Liquidating Distribution. As soon as is reasonably practicable after the Closing, the Target Fund will make a liquidating distribution to the Target Fund Shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.8. Best Efforts. The Acquiring Fund and the Target Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article VI to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9. Other Instruments. The Target Fund and the Trust, on behalf of the Acquiring Fund, each covenants that it will, from time to time, as and when reasonably requested by the other party, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm (a) the Target Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Trust’s, on behalf of the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

ARTICLE VI

CONDITIONS PRECEDENT

6.1. Conditions Precedent to Obligations of the Target Fund. The obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at the Target Fund’s election, to the following conditions:

a)

All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

b)

By the Closing Date, the Trust’s Board of Trustees and officers shall have taken all actions as are necessary under the 1933 Act, 1934 Act, 1940 Act and any other applicable federal or state laws for the Acquiring Fund to commence operations as a registered open-end management investment company, including, without limitation, approving and authorizing the execution of investment advisory contracts in the manner required by the 1940 Act and approving and authorizing the execution of such other contracts as are necessary for the operation of the Acquiring Fund;

c)

The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Effective Time.

d)

The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with Paragraph 2.3.

e)

The Trust, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities, if any, and the Trust, on behalf of the Acquiring Fund, shall have executed and delivered all such other agreements and instruments as the Target Fund may reasonably deem necessary or desirable in order to vest in and confirm (i) the Target Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (ii) the Acquiring Fund’s assumption of all of the Liabilities, if any, and to otherwise carry out the intent and purpose of this Agreement.

6.2. Conditions Precedent to Obligations of Acquiring Fund. The obligations of the Trust, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Trust’s election, to the following conditions:

a)

All representations and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

b)

The Target Fund shall have delivered to the Acquiring Fund a statement of assets and liabilities of the Target Fund on the second business day prior to the Closing Date, as referenced in Paragraph 3.5 of this Agreement, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, certified by the Managing Owner. The Target Fund will deliver at the Closing: (i) an updated statement of assets and liabilities of the Target Fund; and (ii) a list of the Target Fund’s portfolio assets showing the tax basis of each of its assets by lot and the holding periods of such assets, each of (i) and (ii) as of the Valuation Time, and certified by the Managing Owner.

c)

The Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Fund on or before the Effective Time.

d)

The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with Paragraph 2.3.

6.3. Other Conditions Precedent. If any of the conditions set forth in this Paragraph 6.3 have not been satisfied on or before the Effective Time, the Target Fund or the Trust, on behalf of the Acquiring Fund, shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

a)

The Agreement and the transactions contemplated herein shall have been consented to by the Target Fund Shareholders in accordance with applicable provisions of the Target Fund’s governing documents, as amended from time to time, and applicable Delaware law, and evidence of such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, the Target Fund and the Trust, on behalf of the Acquiring Fund, may not waive the conditions set forth in this Subparagraph 6.3(a).

b)

At the Effective Time, no action, suit or other proceeding shall be pending or, to the knowledge of the Target Fund or the Trust, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

c)

All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Target Fund and the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Target Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

d)

The Acquiring Fund, Target Fund and the Trust shall have received an opinion of Morgan, Lewis & Bockius LLP as to federal income tax matters substantially to the effect that, based on the facts, representations, assumptions stated therein and in certificates provided by the Acquiring Fund and the Trust and further conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(1) The Acquiring Fund will recognize no gain or loss on its receipt of the assets held in the Target Fund’s account received in exchange for the Acquiring Fund Shares pursuant to Section 1032(a) of the Code.

(2) The Acquiring Fund’s basis in the assets received from the Target Fund will equal the basis of such assets in the hands of the Target Fund immediately prior to the transfer pursuant to Section 362(a) of the Code, provided, however, if the Target Fund’s aggregate adjusted tax bases of the assets being transferred to the Acquiring Fund exceeds the fair market value of such property immediately after the Reorganization, then the Acquiring Fund’s adjusted basis of such assets will not exceed the fair market value of such property immediately after the Reorganization pursuant to Section 362(e)(2)(A) of the Code provided, however, if the Target Fund takes the position that Proposed Treasury Regulation Section 1.475(a)-2 applies to the transfer of its assets to the Acquiring Fund, then the basis of the assets in the hands of the Acquiring Fund will equal the fair market value of such assets as of the Closing.

(3) The Acquiring Fund’s holding period of the assets received from the Target Fund in the Reorganization will include the period during which the Target Fund held the assets pursuant to Section 1223(2) of the Code.

No opinion will be expressed (a) as to the effect of the Reorganization on the Target Fund, the Trust or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes under a mark-to-market system of accounting (i) at the end of a taxable year (or termination thereof) or (ii) on the transfer of any such asset or (b) as to any other U.S. federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions, limitations and such representations as Morgan, Lewis & Bockius LLP may reasonably request, and the Target Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as shall be appropriate to render the opinions expressed therein. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this Subparagraph 6.3(d).

e)	The Target Fund shall have delivered, or shall have caused to be delivered, such certificates or other documents as set forth in Paragraph 3.2.

f)	The Target Fund shall have delivered, or shall have caused to be delivered, to the Trust a certificate as set forth in Paragraph 3.3.

g)	The Acquiring Fund shall have issued and delivered to the Target Fund the confirmation as set forth in Paragraph 3.3.

h)	Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party or its counsel.

i)

The registration statements under the 1933 Act and the 1940 Act with respect to the issuance of the Acquiring Fund Shares shall be effective and no-stop order with respect thereto or of any part thereof shall have been issued and be in effect, and no proceedings for that purpose shall have been instituted or are pending or threatened with respect thereto by any securities regulatory or other governmental authority (including, without limitation, the Commission).

j)	The Acquiring Fund Shares shall have been approved for listing on the NYSE Arca, Inc. or other U.S. national securities exchange.

ARTICLE VII

LIABILITY

7.1. Liability of the Trust. The Target Fund understands and agrees that the obligations of the Trust on behalf of the Acquiring Fund under this Agreement shall not be binding upon any trustee,

shareholder, nominee, officer, agent or employee of the Trust on behalf of the Trust personally, but bind only the Trust on behalf of the Acquiring Fund and the Acquiring Fund’s property. Moreover, no series of the Trust other than the Acquiring Fund shall be responsible for the obligations of the Trust hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder.

ARTICLE VIII

BROKERAGE FEES AND EXPENSES

8.1. No Broker or Finder Fees. The Acquiring Fund and the Target Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the Reorganization, other than brokerage expenses (“Portfolio Brokerage Expenses”) incurred in connection with the liquidation of portfolio investments by the Acquiring Fund and/or the WisdomTree Continuous Commodity Index Master Fund (the “Master Fund”) or the purchase of portfolio investments by the Acquiring Fund.

8.2. Expenses of Reorganization. The expenses relating to the proposed Reorganization, whether or not consummated, which are incurred by the Target Fund and the Acquiring Fund, will be borne and paid by WisdomTree Asset Management, including without limitation, Portfolio Brokerage Expenses. The parties expressly agree and acknowledge that the Master Fund is an express third-party beneficiary of this Paragraph 8.2.

ARTICLE IX

AMENDMENTS AND TERMINATION

9.1. Amendments. This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the Target Fund or authorized officers of the Trust, on behalf of the Acquiring Fund; provided, however, that following receipt of the requisite consent of the Target Fund Shareholders to the transaction contemplated by this Agreement pursuant to Subparagraph 6.3(a) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of the Target Fund Shareholders without their further consent.

9.2. Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by the Target Fund or resolution of the Board of Trustees of the Trust, on behalf of the Acquiring Fund, at any time prior to the Effective Time (including after approval of the Target Fund shareholders), if circumstances should develop that, in the opinion of the Target Fund, its Managing Owner or the Trust’s Board of Trustees, make proceeding with the Agreement inadvisable.

ARTICLE X

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to the Target Fund:

WisdomTree Commodity Services, LLC

245 Park Avenue, 35th Floor

New York, New York 10167

Attn: [-]

If to the Trust:

WisdomTree Trust

245 Park Avenue, 35th Floor

New York, New York 10167

Attention: [-]

ARTICLE XI

MISCELLANEOUS

11.1. Entire Agreement. The Trust, on behalf of the Acquiring Fund, and the Target Fund agree that they have not made any representation, warranty or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

11.2. Survival. The representations and warranties set forth in Article V and covenants set forth in Article V of this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the Closing.

11.3. Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.4. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

11.5. Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.6. No Further Ownership Rights. From and after the Effective Time, all Target Fund Shareholders shall cease to have any rights as shareholders of the Target Fund other than the right to receive Acquiring Fund Shares pursuant to this Agreement. If, after the Effective Time, any certificates or book-entry shares formerly representing securities of the Target Fund are presented to the Acquiring Fund for any reason, such certificates or book-entry shares (as applicable) shall be cancelled and their holders shall be credited Acquiring Fund Shares as provided in this Agreement.

11.7. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the [    ] day of [            ], 2020.

WISDOMTREE TRUST ON BEHALF OF THE ACQUIRING FUND	WISDOMTREE CONTINUOUS COMMODITY INDEX FUND

By:	By:

Name:	Name:

Title:	Title:

WISDOMTREE ASSET MANAGEMENT, INC. (Solely for purposes of Paragraphs 4.3 and 8.2)	WISDOMTREE COMMODITY SERVICES, LLC (Solely for purposes of Subparagraphs 4.1(j) and 4.1(m))

By:	By:

Name:	Name:

Title:	Title:

APPENDIX B

FINANCIAL HIGHLIGHTS OF THE TARGET FUND

[The Acquiring Fund will be the accounting survivor of the Reorganization based upon an analysis of factors. See Appendix D for financial highlights of the Target Fund.]

	For the Period ended 30-Jun-20	For the Year ended December 31,
		2019	2018	2017
Net Asset Value
Net asset value per Limited Share, beginning of period	$18.80	$17.50	$19.25	$19.35
Investment operations:
Net realized and unrealized gain (loss)(1)	0.02	1.07	(1.93)	-0.10
Net investment income(2)	(3.17)	0.23	0.18	0.00 (3)

Net increase (decrease) in net assets from operations	–3.15	1.30	–1.75	–0.10

Net asset value per Limited Share, end of period	$15.65	$18.80	$17.50	$19.25

Total Return, at net asset value(4)	(16.76)%	7.43%	(9.09)%	(0.52)%

Ratios/ Supplemental Data:
Net assets, end of year (000’s omitted)	$69,649	$127,836	$154,855	$154,956
Ratios to average net assets of:
Net investment income	0.28%	1.30%	0.94%	0.01%

Expenses, prior to expense waivers	0.85%	0.85%	0.85%	0.85%

Expenses, net of expense waivers	0.75%	0.75%	0.75%	0.75%

(1)	Includes brokerage commissions of approximately $(0.02) per share for the period ended June 30, 2020 and the year ended December 31, 2019, 2018 and 2017, respectively.
(2)	Based on average shares outstanding.
(3)	Amount represents less than $0.01.
(4)	For the periods in which the Managing Owner waived a portion of its Management Fee, the total return would have been lower if such expenses had not been waived.

B-1

APPENDIX C

OWNERSHIP OF SHARES OF THE TARGET FUND

As of the Record Date, the Target Fund’s shareholders of record and/or beneficial owners (to the Target Fund’s knowledge) who owned 5% or more of the Target Fund’s shares are set forth below:

Name and Address	No. of Shares Owned	% of Shares

[As of the Record Date, the Officers and Trustees of WisdomTree Commodity Services, as a group, owned less than 1% any of the outstanding shares of the Target Fund.]

C-1

APPENDIX D

MORE INFORMATION ABOUT THE TARGET FUND

For purposes of this Appendix D only, the term “Fund” below refers to the Target Fund and the term “Funds” below refers to the Target Fund and the Master Fund, as applicable.

Description of Business

Business.

WisdomTree Continuous Commodity Index Fund (the “Fund”) and WisdomTree Continuous Commodity Index Master Fund (the “Master Fund” and together with the Fund, the “Funds”) are commodity pools that were organized as Delaware statutory trusts on October 27, 2006. WisdomTree Commodity Services, LLC, a Delaware limited liability company, serves as the commodity pool operator and managing owner (the “Managing Owner”) of the Funds, and GreenHaven Advisors LLC serves as the commodity trading advisor (the “Sub-Adviser”).

The Fund continuously offers shares representing common units of fractional undivided beneficial interest in and ownership of the Fund (“Shares”). Upon inception of the Fund, the Fund issued 50 of its general units to the Managing Owner in exchange for a capital contribution of $1,500.

The Fund invests substantially all of its assets in the Master Fund in a master-feeder structure. The Master Fund is wholly-owned by the Fund and the Managing Owner. The Master Fund and the Fund each follow the same investment objective. The Fund holds no investment assets other than the Master Fund’s common units of beneficial interest (“Master Fund Units”). Upon inception of the Master Fund, the Master Fund issued 50 of its general units to the Managing Owner in exchange for a capital contribution of $1,500. Each Share issued by the Fund correlates to a Master Fund Unit held by the Fund.

The principal executive offices of the Funds and the Managing Owner are located at 245 Park Avenue, 35th Floor, New York, New York 10167, telephone (866) 909-9473. The Managing Owner currently maintains an Internet website at www.wisdomtree.com, through which the Funds’ annual, quarterly and periodic reports filed with or furnished to the Securities and Exchange Commission (the “SEC”) pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), are made available free of charge. Additional information regarding the Funds may also be found on the SEC’s EDGAR database at www.sec.gov.

Investment Objective

The Funds’ investment objective is to provide investors with exposure to the daily change in the price of a portfolio of commodities (the “Index Commodities”) comprising the Thomson Reuters Continuous Commodity Index, also known as the Continuous Commodity Total Return Index or Refinitiv Equal Weight Continuous Commodity Total Return Index (the “Index”), before expenses. The Index Commodities consist of corn, soybeans, wheat, live cattle, lean hogs, gold, silver, copper, cocoa, coffee, sugar, cotton, soybean oil, platinum, crude oil, NY Harbor ULSD (formerly known as heating oil), and natural gas.

The Fund pursues its investment objective by investing substantially all of its assets in the Master Fund. The Master Fund pursues its investment objective by actively trading exchange-traded futures (“Commodity Futures”) on the Index Commodities, with a view to tracking the performance of the Index over time, regardless of whether the Index is rising, falling or flat over any particular period. The Master Fund’s non-discretionary investment strategy is designed to provide investors with a cost-effective and convenient way to invest in an equal-weight portfolio of Commodity Futures.

The Master Fund’s portfolio (the “Portfolio”) also includes cash, U.S. Treasury obligations and other high credit-quality, short-term fixed income securities (collectively, “U.S. Treasuries”) for deposit with the Fund’s commodity broker as margin or otherwise held to cover the Master Fund’s notional exposure to Commodity Futures.

An investment in the Shares is:

•

Easily Accessible and Relatively Cost Efficient. As the Shares are listed on the NYSE Arca, investors can indirectly invest in a portfolio comprised of the Index Commodities through a traditional brokerage account. Investors are able to more effectively implement strategic and tactical asset allocation strategies that are affected by changes in the performance of the Index by investing in the Shares as compared to other means of investing in the underlying Index Commodities.

•

Exchange-traded and Transparent. The Shares trade on the NYSE Arca, providing investors with an efficient means to implement various investment strategies. Furthermore, the Managing Owner will attempt to cause the composition of the Portfolio to be posted at www.wisdomtree.com daily, providing investors with a clear and timely picture of the Funds’ holdings.

•

Competitively Priced. The Managing Owner’s fee and certain other expenses paid by the Funds represent costs to an investor in the Shares. An investor’s decision to purchase Shares may be influenced by such fees and expenses relative to the costs associated with investing in the Index Commodities by other means.

There can be no assurance that the Funds will achieve their investment objective or avoid substantial losses. The value of the Shares is expected to fluctuate generally in relation to changes in the value of the Master Fund Units.

The Index

Thomson Reuters (Markets) LLC, formerly Thomson Reuters America LLC (the “Index Sponsor”), is the owner, publisher and calculation agent of the Index (sometimes referred to as the “Continuous Commodity Total Return Index” or “Refinitiv Equal Weight Continuous Commodity Total Return Index”) (for purposes of this section, also referred to as the “CCI-TR”). The Index Sponsor is not an affiliate of the Funds or the Managing Owner.

The CCI-TR is an equal weighted index of 17 commodities. It is a “total return” version of the Thomson Reuters Continuous Commodity Index (the “CCI”) because it includes a “roll yield” and adds the yield of 3-month U.S. Treasury bills to the return. Due to its equal weighting, the CCI-TR offers significant exposure to grains, livestock and soft commodities, and a lower energy weighting than many of its peers.

The CCI is an iteration of the original Commodity Research Bureau Index, which is currently known as the Thomson Reuters/CoreCommodity CRB Index (the “CRB Index”). The original CRB Index was widely viewed as a broad measure of overall commodity price trends because of the diverse nature of its constituent commodities. In 2005, the CRB Index was revised for a ninth time, and that ninth version was named the Continuous Commodity Index. On January 7, 2013, the CCI was revised to include CME Soybean oil and remove ICE Frozen Concentrated Orange Juice at an equivalent allocation.

The base year for the CCI-TR is 1982, with a starting value of 100. The base year of the CCI is 1967 with a starting value of 100. The CCI and CCI-TR are materially different from the CRB Index.

Each of the CCI and the CCI-TR reflects the price movement of 17 exchange-traded Commodity Futures: corn, soybeans, wheat, live cattle, lean hogs, gold, silver, copper, cocoa, coffee, sugar, cotton, soybean oil, platinum, crude oil, NY Harbor ULSD (formerly known as heating oil) and natural gas.

The CCI-TR aims to represent the return that an investor should expect to receive if such investor were to attempt to replicate the CCI (by buying the applicable Commodity Futures and collateralizing the investment with U.S. Treasuries). The CCI-TR takes into account the economics of rolling listed Commodity Futures forward to avoid delivery and maintain exposure in liquid contracts. The CCI-TR is notionally composed of Commodity Futures on the physical Index Commodities. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, Commodity Futures normally specify a certain date for the delivery of the underlying physical commodity. To avoid the delivery process and maintain a long futures position, contracts nearing a delivery date must be sold and contracts that have not yet reached delivery must be purchased. This process is known as “rolling” a futures position. An index, such as the CCI-TR, is commonly known as a “rolling index” because it replaces futures contracts as they approach maturity by notionally selling and purchasing offsetting contracts to avoid delivery and maintain exposure in liquid contracts.

Index Methodology

The individual commodity contributions are calculated as follows:

1.	Arithmetic averages for each commodity on the relevant business day are calculated.

where,

stands for the sum across the included contracts for each of the 17 commodities, so

S	stands for the price of a given contract month.

[For example: Corn sum (as of 1/7/17) = (3/17 price + 5/17 price + 7/17 price) / 3]

stands for the daily average of settlement prices

w	is the equal weight of 5.88% (1/17th) for each constituent commodity

m	stands for each commodity

t	stands for each trading day for which updated settlement prices are available

2.	Today’s value of the average for the 17 components is then used with yesterday’s value to derive the applicable fair value index (“CRBCC”):

The CRBCC defines the actively considered set of futures contracts for each commodity as defined further in the 6 roll schedules listed in the appendix.

3.	Total Return:

Note: that for example after a weekend, 3 days of returns are due to be added to the Index.

Contract Roll

The roll periods take place during the week leading up to the second Friday of the same six months (Jan, Feb, Apr, June, Aug, and Nov) every year. The roll implies a change from the pre-roll basket of contracts to the post-roll basket according to the following pattern:

•	At the close of the 1st roll day (a Monday): 20% post-roll basket + 80% pre-roll basket

•	Intraday of the 2nd roll day (a Tuesday): 20% post-roll basket + 80% pre-roll basket

•	At the close of the 2nd roll day: 40% post-roll basket + 60% pre-roll basket

•	Intraday of the 3rd roll day (a Wednesday): 40% post-roll basket + 60% pre-roll basket

•	At the close of the 3rd roll day: 60% post-roll basket + 40% pre-roll basket

•	Intraday of the 4th roll day (a Thursday): 60% post-roll basket + 40% pre-roll basket

•	At the close of the 4th roll day: 80% post-roll basket + 20% pre-roll basket

•	Intraday of the 5th roll day (a Friday): 80% post-roll basket + 20% pre-roll basket

•	At the close of the 5th roll day: 100% post-roll basket

Good Friday can fall on the second Friday in April (e.g., 2017). In this case, the open on the following Monday shows the final 40% of the roll rather than the final 20%. If no trading takes place during the roll for other reasons, reallocation between contracts without a price change is implemented for such days.

Real-Time Pricing Considerations

The Index is calculated: 5:00 a.m. – 6:00 p.m. ET (internal), 8:00 a.m. – 8:22 p.m. ET (NYSE Arca).

The Index settles on a final value at around 3:15 p.m. ET. Index outputs start at 5 a.m. ET carrying the previous day close and then the Index will start fluctuating at 8:00 a.m. ET when the underlying contracts begin trading.

Constituent Contracts

Contract	Name	Exchange	Included contract months
CL	Crude Oil	NYMEX	All 12 calendar months
HO	Heating Oil	NYMEX	All 12 calendar months
NG	Natural Gas	NYMEX	All 12 calendar months
C	Corn	CBOT	Mar, May, Jul, Sep, Dec
S	Soybeans	CBOT	Jan, Mar, May, Jul, Aug, Nov
LC	Live Cattle	CME	Feb, Apr, Jun, Aug, Oct, Dec
GC	Gold	COMEX	Feb, Apr, Jun, Aug, Dec
HG	Copper	COMEX	Mar, May, Jul, Sep, Dec
SB	Sugar	ICE US	Mar, May, July, Oct
CT	Cotton	ICE US	Mar, May, July, Dec
CC	Cocoa	ICE US	Mar, May, July, Sep, Dec
KC	Coffee	ICE US	Mar, May, July, Sep, Dec
W	Wheat	CBOT	Mar, May, Jul, Sep, Dec
LH	Lean Hogs	CME	Feb, Apr, Jun, Jul, Aug, Oct, Dec
SI	Silver	COMEX	Mar, May, Jul, Sep, Dec
BO	Soy Oil	CBOT	Jan, Mar, May, Jul, Aug, Sep, Oct, Dec
PL	Platinum	COMEX	Jan, Apr, Jul, Oct

CCI Total Return Historical Prices (Monthly)

Tabular Performance

	1982	1983	1984	1985	1986	1987	1988	1989	1990	1991
January	$101.34	103.24	110.00	103.27	102.07	107.23	124.46	141.62	155.48	151.18
February	97.88	98.56	111.46	99.17	98.26	106.00	121.18	144.01	158.05	153.90
March	95.25	102.16	116.15	103.90	97.97	107.87	127.08	145.51	159.10	154.35
April	96.80	104.58	114.17	101.06	100.60	115.54	128.08	146.19	162.61	153.43
May	93.93	108.48	116.20	98.95	97.33	116.74	134.02	142.61	162.60	152.96
June	92.81	107.15	112.18	96.93	96.02	116.95	138.37	146.79	158.82	149.72
July	93.17	111.80	103.00	97.80	96.09	119.23	132.59	142.60	160.55	154.80
August	95.18	113.31	107.59	98.97	102.70	117.97	132.63	144.06	163.58	152.99
September	93.88	110.20	105.27	100.66	103.82	118.36	128.43	144.97	168.59	156.77
October	96.53	106.39	106.20	103.64	104.31	119.00	134.88	144.75	161.51	160.40
November	98.58	109.27	104.62	104.85	103.81	124.75	139.34	147.55	159.48	158.33
December	98.44	111.16	101.03	106.03	104.80	124.41	144.35	150.98	158.64	152.25

	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001
January	152.62	144.22	159.78	167.63	193.04	212.80	224.10	171.56	182.49	200.87
February	150.99	145.81	160.80	170.77	196.45	217.12	217.32	163.26	181.60	199.37
March	151.55	151.90	162.09	173.78	201.72	221.21	218.08	170.85	186.68	189.30
April	149.17	153.95	161.89	176.61	209.92	224.26	215.22	169.20	184.96	192.80
May	152.77	153.73	170.00	176.38	210.32	227.67	207.33	165.19	195.03	188.39
June	153.52	152.79	169.55	174.40	208.80	220.61	203.41	167.21	195.06	183.78
July	151.05	158.83	172.93	176.39	205.26	224.71	195.17	165.29	192.53	182.33
August	147.35	156.42	169.51	180.43	212.64	226.65	183.20	171.44	198.89	178.58
September	147.89	154.52	169.57	181.67	209.55	227.92	188.69	177.22	200.19	170.11
October	145.91	153.92	170.16	183.18	204.28	227.01	188.01	175.05	196.31	165.99
November	148.41	152.67	166.41	184.92	211.48	224.59	180.37	176.49	203.55	170.96
December	147.44	156.48	172.50	187.77	210.35	219.56	174.47	178.07	203.47	168.51

	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
January	164.83	212.14	229.67	250.91	317.12	330.62	411.13	275.21	309.71	413.98
February	167.85	210.43	241.16	269.04	307.28	342.83	459.94	262.70	316.72	427.41
March	178.98	200.92	249.10	276.15	314.70	341.39	419.58	272.62	309.01	427.31
April	174.76	201.16	239.12	267.03	328.57	335.77	432.82	271.52	317.08	440.35
May	177.87	204.61	243.59	264.15	328.29	339.71	436.36	302.54	301.20	421.70
June	179.55	202.54	234.32	268.09	329.35	339.29	475.72	284.18	305.96	405.75
July	182.26	203.40	235.75	270.29	333.17	349.84	434.38	291.59	323.85	416.20
August	188.45	210.55	243.06	276.76	330.54	339.34	407.25	288.18	321.16	424.72
September	192.98	210.87	249.04	289.08	313.12	367.75	355.30	296.28	344.96	366.31
October	194.72	214.61	248.86	285.12	323.59	373.06	288.96	308.74	363.59	386.60
November	195.84	215.63	253.96	289.17	342.87	369.02	279.58	322.67	361.99	372.96
December	199.55	222.14	249.80	303.40	331.29	388.41	277.32	323.90	400.73	358.71

	2012	2013	2014	2015	2016	2017	2018	2019	2020
January	373.80	348.30	308.61	263.18	220.32	244.50	243.17	228.32	224.23
February	378.37	333.29	331.93	267.87	219.04	243.31	242.82	228.27	213.50
March	361.80	334.18	336.91	255.94	228.74	237.98	240.48	227.95	188.76
April	351.72	327.20	343.69	264.60	242.44	234.22	243.64	226.44	189.10
May	320.53	318.42	332.52	260.10	240.03	233.44	247.01	221.89	196.99
June	337.51	305.34	334.31	267.26	250.19	231.55	236.29	226.08	199.74
July	351.10	308.50	319.18	244.07	243.22	237.54	230.31	223.42
August	359.43	318.70	315.06	241.28	237.34	233.90	226.28	216.89
September	361.61	314.69	297.74	236.52	239.80	233.11	227.20	222.85
October	349.29	311.05	297.33	240.56	241.42	237.29	230.01	227.99
November	352.37	307.63	288.44	226.78	238.81	237.89	226.14	227.05
December	340.74	306.28	274.71	225.92	238.59	239.80	220.57	239.16

The CCI-TR is an equal weight commodity index. By its very structure an evenly-weighted index will provide broader exposure than one that is not evenly-weighted. To the extent that an index is over-weighted in a particular commodity class, such as energy, that index will reflect the energy sector more than it will the broad commodity universe. The table below indicates the constituent commodities, their index weighting and the sector weighting within the Index.

Commodity	Index Weight	Sector Weight
Crude Oil	5.88%	Energy 17.65%
Heating Oil	5.88%
Natural Gas	5.88%
Corn	5.88%	Grains 23.53%
Wheat	5.88%
Soybeans	5.88%
Soybean Oil	5.88%
Live Cattle	5.88%	Livestock 11.76%
Lean Hogs	5.88%
Sugar	5.88%	Softs 23.53%
Cotton	5.88%
Coffee	5.88%
Cocoa	5.88%
Gold	5.88%	Metals 23.53%
Silver	5.88%
Platinum	5.88%
Copper	5.88%

Interruption of Index Calculation

Calculation of the CCI-TR may not be possible or feasible under certain events or circumstances, including, without limitation, a systems failure, natural or man-made disaster, act of God, armed conflict, act of terrorism, riot or labor disruption or any similar intervening circumstance, that is beyond the reasonable control of Thomson Reuters, the Managing Owner or the Sub-Adviser. Additionally, calculation of the CCI-TR may also be disrupted by an event that would require Thomson Reuters to calculate the closing price in respect of the relevant commodity on an alternative basis.

Investments; Margin

The Fund uses a substantial portion of the proceeds from the sale to investors of baskets (“Baskets”) of 50,000 Shares to purchase Master Fund Units. The Master Fund uses substantially all of the proceeds it receives from the sale of its Master Fund Units to actively trade exchange-traded Commodity Futures on the Index Commodities, based on the Funds’ investment objective of tracking the performance of the Index over time, less the expenses of the operations of the Funds. The Master Fund’s Portfolio also includes cash, U.S. Treasury obligations and other high credit-quality, short-term fixed income securities for deposit with the Commodity Broker (as defined below) as margin or otherwise held to cover the Master Fund’s notional exposure to Commodity Futures.

All proceeds received from the sale of Baskets are used to achieve the Funds’ investment objective and to pay certain fees and expenses of the Funds.

When the Master Fund trades in Commodity Futures on U.S. exchanges, it is required to deposit a portion of the value of the contract or other interest as security to ensure payment for the underlying obligation. This deposit is known as initial margin. The assets deposited by the Master Fund with its Commodity Broker as margin must be segregated pursuant to the regulations of the U.S. Commodity Futures Trading Commission (the “CFTC”). Such segregated funds may be invested only in a limited range of instruments.

Although the percentages set forth below may vary substantially over time, as of June 30, 2020, the Master Fund estimates:

(i)

approximately 21% of the Net Asset Value (as defined below) of the Master Fund will be held as margin deposits in the form of U.S. Treasuries, cash and/or cash equivalents in segregated accounts with a Commodity Broker (or another eligible financial institution, as applicable), in accordance with the applicable CFTC rules; and

(ii)	approximately 79% of the Net Asset Value of the Master Fund will be maintained in segregated accounts in the name of the Master Fund in bank deposits or U.S. Treasuries.

The Sub-Adviser, a registered commodity trading advisor, is responsible for the cash management activities of the Master Fund, including investing in U.S. Treasuries.

The Master Fund receives 100% of the interest income earned on its interest income assets.

Net Asset Value; Indicative Fund Value

“Net Asset Value” means the total assets of the Master Fund including, but not limited to, all cash and cash equivalents or other debt securities, less total liabilities of the Master Fund, each determined on the basis of generally accepted accounting principles in the U.S., consistently applied under the accrual method of accounting. In particular, Net Asset Value includes any unrealized profit or loss on open Commodity Futures, and any other credit or debit accruing to the Master Fund but unpaid or not received by the Master Fund. All open Commodity Futures traded on a U.S. exchange will be calculated at their then current market value, which will be based upon the settlement price for that particular Commodity Future traded on the applicable U.S. exchange on the date with respect to which Net Asset Value is being determined; provided, that if a Commodity Future traded on a U.S. exchange could not be liquidated on such day, due to the operation of daily limits or other rules of the exchange upon which that position is traded or otherwise, the settlement price on the most recent day on which the position could have been liquidated shall be the basis for determining the market value of such position for such day.

The current market value of all open Commodity Futures traded on a non-U.S. exchange shall be based upon the settlement price for that particular commodity futures contract traded on the applicable non-U.S. exchange on the date with respect to which Net Asset Value is being determined; provided, that if a Commodity Future traded on a non-U.S. exchange could not be liquidated on such day, due to the operation of daily limits (if applicable) or other rules of the exchange upon which that position is traded or otherwise, the settlement price on the most recent day on which the position could have been liquidated shall be the basis for determining the market value of such position for such day.

The Managing Owner may in its discretion (and under extraordinary circumstances, including, but not limited to, periods during which a settlement price of a Commodity Future is not available due to exchange limit orders or force majeure type events such as systems failure, natural or man-made disaster, act of God, armed conflict, act of terrorism, riot or labor disruption or any similar intervening circumstance) value any asset of the Master Fund pursuant to such other principles as the Managing Owner deems fair and equitable so long as such principles are consistent with normal industry standards. Notwithstanding the foregoing, such valuations may differ from valuations of others in the industry. Interest earned on the Master Fund’s commodity brokerage account will be accrued at least monthly. The amount of any distribution will be a liability of the Master Fund from the day when the distribution is declared until it is paid. Because there will be a one-to-one correlation between Shares and Master Fund Units, the Net Asset Value per Share and the Net Asset Value per Master Fund Unit will be equal.

The Fund’s Administrator (as defined below) calculates the Net Asset Value once each NYSE Arca trading day. The Net Asset Value for a particular trading day is released after 5:00 p.m. ET and posted at www.wisdomtree.com.

To provide updated information relating to the Fund for use by investors and market professionals, the NYSE Arca calculates and disseminates throughout the trading day an updated “indicative fund value.” The indicative fund value is calculated by using the prior day’s closing Net Asset Value per Master Fund Unit as a base and updating that value throughout the trading day to reflect changes in the value of the Master Fund’s Commodity Futures during the trading day. Changes in the value of U.S. Treasuries will not be included in the calculation of indicative fund value. The indicative fund value will be disseminated on a per Share basis every 15 seconds during regular NYSE Arca trading hours of 9:30 a.m. ET to 4:00 p.m. ET.

Creation and Redemption of Shares

The Fund creates and redeems Shares from time to time, but only in one or more Baskets of 50,000 Shares. Authorized Participants are the only persons that may place orders to create and redeem Baskets. Each “Authorized Participant” must (i) be a registered broker-dealer or other securities market participant, such as a bank or other financial institution that is not required to register as a broker-dealer to engage in securities transactions, (ii) be a participant in the Depository Trust Company (“DTC”), and (iii) have entered into a “Participant Agreement.” A list of the current Authorized Participants can be obtained from the Managing Owner. Investors not qualified as Authorized Participants will not be able to place orders to create and redeem Baskets directly from the Fund. However, Authorized Participants may sell the Shares included in the Baskets they purchase from the Fund to other investors.

The Participant Agreement sets forth the procedures for the creation and redemption of Baskets and for the payment of cash required for such creations and redemptions. Under the Participant Agreement, the Managing Owner has agreed to indemnify an Authorized Participant against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Authorized Participants are cautioned that some of their activities may result in their being deemed participants in a distribution in a manner that would render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

Authorized Participants may act for their own accounts or as agents for broker-dealers, custodians and other securities market participants that wish to create or redeem Baskets.

The times for creation and redemption order cut-off times and/or settlement set forth below are as of the date of this Annual Report and may be revised as designated by the Fund or its agents on the order form or related procedures as communicated to Authorized Participants.

Creation Procedures

General. On any business day, an Authorized Participant may place an order with the Fund’s Distributor (as defined below) (as facilitated by the Fund’s Administrator) to create one or more Baskets. For purposes of processing both purchase and redemption orders, a “business day” means any day other than a day when banks in New York City are required or permitted to be closed. Purchase orders must be placed by 10:00 a.m. ET. The day on which a valid purchase order is received is the purchase order date. Purchase orders are irrevocable. By placing a purchase order, and prior to delivery of such Baskets, an Authorized Participant’s DTC account will be charged the non-refundable transaction fee due for the purchase order.

Determination of Required Payment. The total payment required to create each Basket is the Net Asset Value of 50,000 Shares as of the closing time of NYSE Arca or the last to close of the exchanges on which the Index Commodities are traded, whichever is later, on the purchase order date. Baskets will be issued as of 12:00 p.m. ET, on the business day immediately following the purchase order date at the Net Asset Value per Share as of the closing time of NYSE Arca or the last to close of the exchanges on which the Index Commodities are traded, whichever is later, on the purchase order date during the continuous offering period, but only if the required payment has been timely received.

Because orders to purchase Baskets must be placed by 10:00 a.m. ET, but the total payment required to create a Basket during the continuous offering period will not be determined until 4:00 p.m. ET, on the date the purchase order is received, Authorized Participants will not know the total amount of the payment required to create a Basket at the time they submit an irrevocable purchase order for the Basket. The Fund’s Net Asset Value and the total amount of the payment required to create a Basket could rise or fall substantially between the time an irrevocable purchase order is submitted and the time the amount of the purchase price in respect thereof is determined.

Rejection of Purchase Orders. The Administrator may reject a purchase order if:

(i)	it determines that the purchase order is not in proper form;
(ii)	the Managing Owner believes that the purchase order would have adverse tax consequences to the Fund or its Shareholders; or
(iii)	circumstances outside the control of the Managing Owner or the Distributor make it, for all practical purposes, not feasible to process creations of Baskets.

The Distributor and the Managing Owner will not be liable for the rejection of any purchase order.

Redemption Procedures

General. The procedures by which an Authorized Participant can redeem one or more Baskets mirror the procedures for the creation of Baskets. On any business day, an Authorized Participant may place an order with the Distributor (as facilitated by the Administrator) to redeem one or more Baskets. Redemption orders must be placed by 10:00 a.m. ET. The day on which a valid redemption order is received in proper form is the redemption order date. Redemption orders are irrevocable. Individual Shareholders may not redeem directly from the Fund.

By placing a redemption order, an Authorized Participant agrees to deliver the Baskets to be redeemed through DTC’s book-entry system to the Fund not later than 12:00 p.m. ET, on the business day immediately following the redemption order date. By placing a redemption order, and prior to receipt of the redemption proceeds, an Authorized Participant’s DTC account will be charged the non-refundable transaction fee due for the redemption order.

Determination of Required Payment. The redemption proceeds from the Fund consist of the cash redemption amount equal to the Net Asset Value of the number of Basket(s) requested in the Authorized Participant’s redemption order as of the closing time of the NYSE Arca or the last to close of the exchanges on which the Index Commodities are traded, whichever is later, on the redemption order date. The Managing Owner will distribute the cash redemption amount at 12:00 p.m. ET, on the business day immediately following the redemption order date through DTC to the account of the Authorized Participant as recorded on DTC’s book entry system.

Delivery of Redemption Proceeds. The redemption proceeds due from the Fund are delivered to the Authorized Participant at 12:00 p.m. ET, on the business day immediately following the redemption order date if, by such time, the Fund’s DTC account has been credited with the Baskets to be redeemed. If the Fund’s DTC account has not been credited with all of the Baskets to be redeemed by such time, the redemption distribution is delivered to the extent of whole Baskets received. Any remainder of the redemption distribution is delivered on the next business day to the extent of remaining whole Baskets received if the Distributor receives the fee applicable to the extension of the redemption distribution date which the Distributor may, from time-to-time, determine and the remaining Baskets to be redeemed are credited to the Fund’s DTC account by 12:00 p.m. ET, on such next business day. Any further outstanding amount of the redemption order shall be cancelled. The Distributor is also authorized to deliver the redemption distribution notwithstanding that the Baskets to be redeemed are not credited to the Fund’s DTC account by 12:00 p.m. ET, on the business day immediately following the redemption order date if the Authorized Participant has collateralized its obligation to deliver the Baskets through DTC’s book entry system on such terms as the Distributor and the Managing Owner may from time-to-time agree upon.

Suspension or Rejection of Redemption Orders. The Managing Owner may suspend the right of redemption, or postpone the redemption settlement date, (1) for any period during which an emergency exists as a result of which the redemption distribution is not reasonably practicable, or (2) for such other period as the Managing Owner determines to be necessary for the protection of the Shareholders. The Managing Owner will not be liable to any person or in any way for any loss or damages that may result from any such suspension or postponement.

A redemption order may be rejected if the order is not in proper form as described in the order form and/or Participant Agreement or if the fulfillment of the order, in the opinion of its counsel, might be unlawful.

Creation and Redemption Transaction Fee. To compensate State Street Bank and Trust Company (referred to herein as “State Street” or the “Administrator”), as Administrator of the Funds, for services in processing the creation and redemption of Baskets, an Authorized Participant is required to pay a transaction fee to the Fund of $200 per order to create or redeem Baskets. An order may include multiple Baskets. The transaction fee may be reduced, increased or otherwise changed by State Street with consent from the Managing Owner. State Street must notify DTC of any agreement to change the transaction fee and will not implement any increase in the fee for the redemption of Baskets until thirty (30) days after the date of the notice.

The times for creation and redemption order cut-off times and/or settlement set forth above may be revised as designated by the Funds or its agents on the order form or related procedures as communicated to Authorized Participants.

Secondary Market Trading

The Net Asset Value per Share will change as fluctuations occur in the market value of the Portfolio. The public trading price per Share may be different from the Net Asset Value per Share. Consequently, an Authorized Participant may be able to create or redeem a Basket at a discount or a premium to the public trading price per Share. This price difference may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares is closely related, but not identical, to the same forces influencing the price of the underlying commodity at any point in time.

Advisors and Associated Persons

The Trustee

Delaware Trust Company, a Delaware corporation, is the sole Trustee of the Funds (the “Trustee”). The Trustee’s principal offices are located at 2711 Centerville Road, Suite 210, Wilmington, DE 19808. The Trustee is unaffiliated with the Managing Owner.

Under the Declaration of Trust and Trust Agreement, dated as of October 27, 2006 and as amended January 4, 2016, of the Fund, (the “Fund Trust Agreement”) and the Declaration of Trust and Trust Agreement, dated as of October 27, 2006 and as amended July 29, 2007 and January 4, 2016, of the Master Fund (the “Master Fund Trust Agreement” and collectively with the Fund Trust Agreement, the “Trust Agreements”), the Trustee has delegated to the Managing Owner the exclusive management and control of all aspects of the business of the Funds.

The Trustee will accept service of legal process on the Funds in the State of Delaware and will make certain filings under the Delaware Statutory Trust Act. The Trustee does not owe any other duties to the Funds, the Managing Owner, the Sub-Adviser or the Shareholders. Under the Trust Agreements, the exclusive management and control of all aspects of the Funds’ business are vested in the Managing Owner. The Trustee has no duty or liability to supervise or monitor the performance of the Managing Owner, nor does the Trustee have any liability for the acts or omissions of the Managing Owner.

The Trustee is permitted to resign upon at least sixty (60) days’ notice to the Fund or the Master Fund, as applicable; provided, that any such resignation will not be effective until a successor Trustee is appointed by the Managing Owner. The Trust Agreements of each of the Funds provides that the Trustee is compensated by the Fund or the Master Fund, as applicable, and is indemnified by the Fund or Master Fund, as applicable, against any expenses it incurs relating to or arising out of the formation, operation or termination of the Fund or Master Fund, as applicable, or the performance of its duties pursuant to the applicable Trust Agreement, except to the extent that such expenses result from the gross negligence or willful misconduct of the Trustee. The Managing Owner has the discretion to replace the Trustee.

Because the Trustee has delegated substantially all of its authority over the operation of the Funds to the Managing Owner, the Trustee itself is not registered in any capacity with the CFTC or the National Futures Association (“NFA”).

Affiliates of the Trustee may from time to time act as Authorized Participants or purchase or sell Shares for their own account, as agent for their customers and for accounts over which they exercise investment discretion.

The Managing Owner

WisdomTree Commodity Services, LLC, a Delaware limited liability company, is the managing owner and commodity pool operator of each of the Funds. The Managing Owner is registered as a commodity pool operator with the CFTC and is a member of the NFA. Its principal place of business is 245 Park Avenue, 35th Floor, New York, New York 10167, and its telephone number is (866) 909-9473. The registration of the Managing Owner with the CFTC and its membership in the NFA must not be taken as an indication that either the CFTC or the NFA has recommended or approved the Managing Owner or the Funds.

The Trustee has delegated to the Managing Owner the exclusive power and authority to manage the business and affairs of the Funds. Specifically, with respect to each Fund, the Managing Owner:

(i)	selects the Trustee, Administrator, Distributor and each Fund’s auditor;

(ii)	negotiates various agreements and fees; and

(iii)	performs such other services as the Managing Owner believes that the Funds may from time to time require.

With respect to the Master Fund, the Managing Owner has also delegated the following responsibilities to the Sub-Adviser:

(i)	selecting the Commodity Broker; and

(ii)	monitoring the performance of the Portfolio and reallocating assets within the Portfolio with a view to tracking the performance of the Index over time.

In its capacity as a commodity pool operator, the Managing Owner is an organization which operates or solicits funds for a commodity pool; that is, an enterprise in which funds contributed by a number of persons are combined for the purpose of trading futures contracts.

The Sub-Adviser

The Managing Owner, on behalf of the Funds, has appointed GreenHaven Advisors LLC as the sub-adviser (the “Sub-Adviser”) and commodity trading advisor of the Funds. The Sub-Adviser is registered with the CFTC as a commodity trading advisor and is a member of the NFA. Its principal place of business is 3340 Peachtree Road, Suite 1910, Atlanta, Georgia 30326, and its telephone number is (404) 389-9744.

The Sub-Adviser, under authority delegated by the Managing Owner, is responsible for selecting Commodity Brokers and reallocating assets within the Portfolio with a view to achieving the Funds’ investment objective. In its capacity as a commodity trading advisor, the Sub-Adviser is an organization which, for compensation or profit, advises others as to the value of or the advisability of buying or selling futures contracts.

The Commodity Broker

A variety of executing brokers may execute transactions in Commodity Futures on behalf of the Master Fund. The Sub-Adviser, on behalf of the Master Fund and the Managing Owner, has designated Morgan Stanley & Co. LLC (together with its parent Morgan Stanley, Morgan Stanley Wealth Management, and its consolidated subsidiaries, collectively referred to herein as “MS&Co”) as the Master Fund’s Commodity Broker, to which the executing brokers give-up all such transactions. MS&Co is registered as a futures commission merchant with the CFTC and is a member of the NFA in such capacity. MS&Co’s principal place of business is located at 1585 Broadway, New York, New York 10036. In the future, the Managing Owner may designate other entities that are registered with the CFTC as futures commission merchants and are members of the NFA in such capacity to replace or supplement the current Commodity Broker.

The Administrator

The Managing Owner, on behalf of the Funds, has appointed State Street as the Funds’ Administrator and has entered into an Administration Agreement in connection therewith. State Street serves as custodian of the Funds pursuant to a Master Custodian Agreement, and transfer agent of the Funds pursuant to a Transfer Agency and Service Agreement.

State Street, a state-chartered bank organized under the laws of the Commonwealth of Massachusetts with trust powers, has an office at One Lincoln Street, Boston, Massachusetts 02110. State Street is subject to supervision by the Massachusetts Division of Banks and the Board of Governors of the Federal Reserve System. Information regarding the Net Asset Value, creation and redemption transaction fees and a list of Authorized Participants may be obtained by calling the following number: (866) 909-9473.

As the Administrator, State Street performs certain services necessary for the operation and administration of the Funds (other than making investment decisions), including Net Asset Value calculations, accounting and other fund administrative services. State Street retains certain financial books and records, including: fund accounting records, ledgers with respect to assets, liabilities, capital, income and expenses, the registrar, transfer journals and related details and trading and related documents received from futures commission merchants.

The State Street agreements with the Funds will continue in effect through March 31, 2019 unless terminated earlier as specified in the applicable agreement (e.g., material breach). The agreements generally provide for the exculpation and indemnification of State Street from and against any costs, expenses, damages, liabilities or claims (other than those resulting from State Street’s own bad faith, negligence or willful misconduct) which may be imposed on, incurred by or asserted against State Street in performing its obligations or duties thereunder.

State Street and any of its affiliates may from time to time purchase or sell Shares for their own account, as agent for their customers and for accounts over which they exercise investment discretion.

State Street also receives a transaction processing fee in connection with orders from Authorized Participants to create or redeem Baskets in the amount of $200 per order. These transaction processing fees are paid directly by the Authorized Participants and not by the Funds.

The Distributor

The Managing Owner, on behalf of the Funds, has appointed Foreside Fund Services LLC (“FFS” or the “Distributor”) pursuant to a Distribution Services Agreement. FFS is a broker-dealer registered with FINRA and a member of the Securities Investor Protection Corporation.

In its capacity as Distributor, FFS assists the Managing Owner and the Administrator with certain functions and duties relating to the creation and redemption of Baskets, including assisting in matters associated with receiving and processing orders from Authorized Participants to create and redeem Baskets, coordinating the processing of such orders and related functions and duties. The Distributor does not open or maintain customer accounts or handle orders for the Funds.

FFS may be contacted at Foreside Fund Services LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101. Investors may obtain information regarding the Distributor by calling toll-free in the U.S. at (866) 909-9473.

Fees and Expenses

Organization and Offering

The Managing Owner and its predecessor have paid and will pay the fees and expenses incurred in connection with the formation, qualification and registration of the Funds and the Shares under applicable U.S. federal and state law, and any other expenses actually incurred and, directly or indirectly, related to the organization of the Funds or the offering of the Shares prior to the time such Shares begin trading or in subsequent offerings, including but not limited to, expenses such as:

•	registration fees, exchange listing fees, prepaid licensing fees, filing fees, escrow fees and taxes;

•	costs of preparing, printing (including typesetting), amending, supplementing, mailing and distributing any prospectus and the exhibits thereto;

•	costs of qualifying, printing (including typesetting), amending, supplementing, mailing and distributing sales materials used in connection with the offering and issuance of the Shares;

•	travel, telephone and other expenses in connection with the offering and issuance of the Shares; and;

•	accounting, auditing and legal fees (including disbursements related thereto) incurred in connection therewith.

The Managing Owner is not reimbursed in connection with the payment of the organizational and offering expenses of the Funds.

Ordinary Fees and Expenses

The Managing Owner pays the following ongoing administrative fees and expenses incurred by the Funds:

•	fees payable to the Sub-Adviser;

•	routine expenses associated with the preparation of monthly, quarterly, annual and other reports required by applicable U.S. federal and state regulatory authorities;

•	accounting, auditing and legal fees (including disbursements related thereto);

•	printing, mailing and other marketing-related costs;

•	exchange listing fees, prepaid licensing fees, filing fees, escrow fees and taxes;

•	payment for fees and costs associated with distribution, marketing, custody and transfer agency services to the Fund; and

•	SEC and FINRA registration fees.

The Managing Owner will not be reimbursed in connection with the payment of all routine operational, administrative and other ordinary expenses of the Funds.

The Funds pay the following ongoing administrative fees and expenses incurred by the Funds:

•

the fee paid to the Managing Owner (the “Management Fee”), paid monthly in arrears, in an amount equal to 0.75% per annum of the average Net Asset Value during the calendar year after the Managing Owner voluntarily agreed to waive a portion of its Management Fee in the amount of 0.10% per annum; and

•	all brokerage commissions, including applicable exchange fees, NFA fees, give-up fees, pit brokerage fees and other transaction related fees and expenses charged in connection with trading activities.

Extraordinary Fees and Expenses

The Funds pay all of the Funds’ extraordinary fees and expenses generally, if any, as determined by the Managing Owner. Extraordinary fees and expenses are likely to include non-recurring fees such as legal claims and liabilities, litigation costs and any permitted indemnification payments related thereto, if any, but the Managing Owner has discretion to treat other unanticipated expenses as extraordinary fees and expenses. Routine operational, administrative and other ordinary fees and expenses will not be deemed extraordinary fees and expenses.

Upfront Selling Commissions

No upfront selling commissions will be charged to Shareholders, although investors are expected to be charged a customary commission by their brokers in connection with purchases of Shares that will vary from investor to investor. Investors are encouraged to review the terms of their brokerage accounts for details on applicable charges.

Fee Table

The following table describes the Funds’ estimated fees and compensation arrangements with the Managing Owner, the Trustee and certain other non-affiliated service providers. Asset-based fees are calculated on a daily basis (accrued at 1/365 of the applicable percentage of Net Asset Value on that day) and paid on a monthly basis. The Management Fee and other fees and expenses payable by the Funds will be paid first out of interest income from the Funds’ holdings of U.S. Treasuries. It is expected that, at current interest rates, such interest income will not be sufficient to cover all or a significant portion of the Management Fee and other fees and expenses payable by the Funds.

Service Provider	Annual Compensation

WisdomTree Commodity Services, LLC Sponsor	0.75% of the average annual Net Asset Value(1)

Delaware Trust Company Trustee	$6,000 annually

Morgan Stanley & Co. LLC Commodity Broker	0.14% of the average annual Net Asset Value (2)

State Street Bank and Trust Company Administrator	Basis points based on annual Net Asset Value

Foreside Fund Services LLC Distributor	Basis points based on annual Net Asset Value

GreenHaven Advisors LLC Sub-Adviser	An annual fee equal to 20% of the Net Management Fee; subject to a $200,000 annual minimum.

(1)

The Funds are contractually obligated to pay the Managing Owner a Management Fee of 0.85% per annum based on the average daily Net Asset Value of the Master Fund, payable monthly in arrears. The Managing Owner voluntarily agreed to waive a portion of its Management Fee in the amount of 0.10% per annum reducing the Management Fee to 0.75% per annum. From the Management Fee, the Managing Owner will be responsible for paying the fees and expenses of the Administrator, the Distributor and the Trustee, and the routine operational, administrative and other ordinary expenses of the Fund including the fee payable to the Sub-Adviser.

(2)

The costs to the Funds for brokerage commissions and trading fees will vary by the broker or brokers involved to execute specific contracts for the Funds’ interest. The Funds expect to pay rates that are commensurate with the going market rate for commissions and brokerage. The costs to the Funds will also be subject to the trading frequency of the Funds. On average, total charges paid to the Commodity Broker are expected to be less than $20 per round-turn trade, although the Commodity Broker’s brokerage commissions and trading fees are determined on a contract-by-contract basis. The Funds pay for their brokerage commissions and fees directly (which are estimated to be 0.14% of the Net Asset Value per annum in the aggregate), and the Managing Owner pays the Funds’ routine operational, administrative and other ordinary expenses.

Governance; Shareholder Rights and Protections

Duties of the Managing Owner

As managing owner of the Funds, the Managing Owner effectively is subject to the duties and restrictions imposed on “fiduciaries” under both statutory and common law. The Managing Owner has a fiduciary responsibility to the Shareholders to exercise good faith, fairness and loyalty in all dealings affecting the Funds, consistent with the terms of the Trust Agreements. The general fiduciary duties which would otherwise be imposed on the Managing Owner (which would make the operation of the Funds as described herein impracticable due to the strict prohibition imposed by such duties on, for example, conflicts of interest on behalf of a fiduciary in its dealings with its beneficiaries), are defined and limited in scope by the disclosure of the business terms of the Funds, as set forth herein and in the Trust Agreements (to which terms all Shareholders, by subscribing to the Shares, are deemed to consent).

The Trust Agreements provide that the Managing Owner and its affiliates shall have no liability to the Funds or to any Shareholder for any loss suffered by the Funds arising out of any action or inaction of the Managing Owner or its affiliates or their respective directors, officers, shareholders, partners, members, managers or employees (the “Managing Owner Indemnified Parties”), if the Managing Owner Indemnified Parties, in good faith, determined that such course of conduct was in the best interests of the Funds, and such course of conduct did not constitute gross negligence or willful misconduct by the Managing Owner Indemnified Parties. The Funds will indemnify the Managing Owner Indemnified Parties against claims, losses or liabilities based on their conduct relating to the applicable Fund, provided that the conduct resulting in the claims, losses or liabilities for which indemnity is sought did not constitute gross negligence or willful misconduct and was done in good faith and in a manner reasonably believed to be in the best interests of the applicable Fund.

In addition, the Trust Agreements specifically do not impose any general fiduciary duties on the Managing Owner. Under the Delaware Statutory Trust Act and the governing documents of the Managing Owner, the sole member of the Managing Owner, WisdomTree Investments, Inc., is not responsible for the debts, obligations and liabilities of the Managing Owner solely by reason of being the sole member of the Managing Owner.

Under Delaware law, a beneficial owner of a statutory trust (such as a Shareholder) may, under certain circumstances and in accordance with the statutory trust’s governing instrument, institute legal action on behalf of himself and all other similarly situated beneficial owners (a “class action”) to recover damages from a managing owner of such statutory trust for violations of fiduciary duties, or on behalf of a statutory trust (a “derivative action”) to recover damages from a third party where a trustee with authority to do so has failed or refused to institute proceedings to recover such damages. In addition, beneficial owners may have the right, subject to certain legal requirements, to bring class actions in federal court to enforce their rights under the federal securities laws and the rules and regulations promulgated thereunder by the SEC. Beneficial owners who have suffered losses in connection with the purchase or sale of their beneficial interests may be able to recover such losses from a managing owner where the losses result from a violation by the managing owner of the anti-fraud provisions of the federal securities laws.

Management; Voting by Shareholders

The Shareholders take no part in the management or control, and have no voice in the operations or the business of the Funds.

The Managing Owner has the right unilaterally to amend the Trust Agreements; provided that the Shareholders have the right to vote only if expressly required under Delaware or federal law or rules or regulations of the NYSE Arca or other applicable national securities exchange, or if submitted to the Shareholders by the Managing Owner in its sole discretion. No amendment affecting the Trustee shall be binding upon or effective against the Trustee unless consented to by the Trustee in writing.

The Shareholders may also amend the Trust Agreement of the Fund, except in certain limited respects, by the affirmative vote of the Shares then owned by Shareholders representing a majority of the Net Asset Value (excluding any Shares held by the Managing Owner and its affiliates). The affirmative vote of the Shares then owned by Shareholders representing at least 75% of the Net Asset Value may also compel dissolution of the Fund. The owners of 10% of the outstanding Shares then owned by Shareholders have the right to bring a matter before a vote of the Shareholders. The Managing Owner has no power under the Fund’s Trust Agreement to restrict any of the Shareholders’ voting rights. Any Shares purchased by the Managing Owner or its affiliates, as well as the Managing Owner’s general interest in the Funds, are non-voting.

Recognition of the Funds in Certain States

A number of states do not have “business trust” statutes such as that under which the Funds have been formed in the State of Delaware. It is possible, although unlikely, that a court in such a state could hold that, due to the absence of any statutory provision to the contrary in such jurisdiction, the Shareholders, although entitled under Delaware law to the same limitation on personal liability as stockholders in a private corporation for profit organized under the laws of the State of Delaware, are not so entitled in such state. To protect the Funds’ shareholders against any loss of limited liability, the Trust Agreements provide that no written obligation may be undertaken by the applicable Fund unless such obligation is explicitly limited so as not to be enforceable against any shareholder personally. Furthermore, each of the Funds themselves indemnify all shareholders against any liability that such shareholders might incur in addition to that of a beneficial owner. The Managing Owner will use its assets to satisfy any such liability before such liability would be enforced against any Fund shareholder individually.

Possible Repayment of Distributions Received by Shareholders; Indemnification by Shareholders

The Shares are limited liability investments, and investors may not lose more than the amount that they invest plus any profits recognized on their investment. However, Shareholders could be required, as a matter of bankruptcy law, to return to the estate of the Fund any distribution received at a time when the Fund was in fact insolvent or in violation of its Trust Agreement. In addition, although the Managing Owner is not aware of this provision ever having been invoked in the case of any public futures fund, Shareholders agree in the Trust Agreement that they will indemnify the Fund for any harm suffered by it as a result of (i) Shareholders’ actions unrelated to the business of the Fund, or (ii) taxes imposed on the Shares by the states or municipalities in which such investors reside.

The foregoing repayment of distributions and indemnity provisions (other than the provision for Shareholders indemnifying the Fund for taxes imposed upon it by the state or municipality in which particular Shareholders reside, which is included to address the unlikely possibility that the tax status of the Fund is challenged in a state with a business trust statute) are commonplace in statutory trusts and limited partnerships.

Shares; Certificates

Individual certificates are not issued for the Shares. Instead, global certificates are deposited by the Trustee with DTC and registered in the name of Cede & Co., as nominee for DTC. The global certificates evidence all of the Shares outstanding at any time. Under the Fund Trust Agreement, Shareholders are limited to (1) participants in DTC such as banks, brokers, dealers and trust companies (“DTC Participants”), (2) those who maintain, either directly or indirectly, a custodial relationship with a DTC Participant (Indirect Participants), and (3) those banks, brokers, dealers, trust companies and others who hold interests in the Shares through DTC Participants or Indirect Participants. The Shares are only transferable through the book-entry system of DTC. Shareholders who are not DTC Participants may transfer their Shares through DTC by instructing the DTC Participant holding their Shares (or by instructing the Indirect Participant or other entity through which their Shares are held) to transfer the Shares. Transfers are made in accordance with standard securities industry practice.

Employees

The Funds have no employees. Management functions are performed by the Managing Owner and requisite administrative services are provided on a contractual basis by various entities.

Conflicts of Interest

General

Investors are dependent on the good faith of the respective parties subject to such conflicts to resolve them equitably. Although the Managing Owner attempts to monitor these conflicts, it is extremely difficult, if not impossible, for the Managing Owner to ensure that these conflicts do not, in fact, result in adverse consequences to the Fund.

The Managing Owner and Sub-Adviser

The Managing Owner and Sub-Adviser each have a conflict of interest in allocating its own limited resources among different clients and potential future business ventures, to each of which it owes fiduciary duties. Additionally, the directors, officers and/or employees of the Managing Owner and Sub-Adviser also service other affiliates of such parties and their respective clients. Although the Managing Owner and Sub-Adviser and their directors, officers and/or employees cannot and will not devote all of its or their respective time or resources to the management of the business and affairs of the Funds, such parties intend to devote, and to cause its directors, officers and employees to devote, sufficient time and resources to properly manage the business and affairs of the Funds consistent with its or their respective duties to the Funds and others.

The Commodity Broker

The Commodity Broker may act from time to time as a broker for other accounts with which it is affiliated or in which it or one of its affiliates has a financial interest. The compensation received by the Commodity Broker from such accounts may be more or less than the compensation received for brokerage services provided to the Master Fund. In addition, various accounts traded through the Commodity Broker (and over which their personnel may have discretionary trading authority) may take positions in the futures markets opposite to those of the Master Fund or may compete with the Master Fund for the same positions. The Commodity Broker may have a conflict of interest in its execution of trades for the Master Fund and for other customers. The Managing Owner, under delegation to the Sub-Adviser, does not presently intend to retain any commodity broker for the Master Fund which the Sub-Adviser has reason to believe would knowingly or deliberately favor any other customer over the Master Fund with respect to the execution of commodity trades.

The Commodity Broker will benefit from executing orders for other clients, whereas the Master Fund may be harmed to the extent that the Commodity Broker has fewer resources to allocate to the Master Fund’s accounts due to the existence of such other clients.

Certain officers or employees of the Commodity Broker may be members of U.S. commodities exchanges and/or serve on the governing bodies and standing committees of such exchanges, their clearing houses and/or various other industry organizations. In such capacities, these officers or employees may have a fiduciary duty to the exchanges, their clearing houses and/or such various other industry organizations which could compel such employees to act in the best interests of these entities, perhaps to the detriment of the Master Fund.

Proprietary Trading/Other Clients

The Managing Owner, the Sub-Adviser and the Commodity Broker and their respective principals and affiliates may trade in the commodity markets for their own accounts and for the accounts of their clients, and in doing so may take positions opposite to those held by the Master Fund or may compete with the Master Fund for positions in the marketplace. Such trading may create conflicts of interest on behalf of one or more such persons in respect of their obligations to the Master Fund. Records of proprietary trading and trading on behalf of other clients will not be available for inspection by Shareholders.

Because the Managing Owner, the Sub-Adviser and the Commodity Broker and their respective principals and affiliates may trade for their own accounts at the same time that they are managing the account of the Master Fund, prospective investors should be aware that — as a result of a neutral allocation system, testing a new trading system, trading their proprietary accounts more aggressively or other activities not constituting a breach of fiduciary duty — such persons may from time to time take positions in their proprietary accounts which are opposite, or ahead of, the positions taken for the Master Fund.

No Distributions

The Managing Owner has discretionary authority over all distributions made by the Fund. In view of the Fund’s objective of seeking significant capital appreciation, the Managing Owner currently does not intend to make any distributions, but, has the sole discretion to do so from time to time. Greater Management Fees will be generated to the benefit of the Managing Owner if the Fund’s assets are not reduced by distributions to the Shareholders.

Related Party Transactions

There are no material transactions or arrangements between the Funds and any person affiliated with a person providing services to the Funds that require disclosure.

Description of Property

Not applicable.

Legal Proceedings

None.

Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities.

Market Information

The Shares began trading on the American Stock Exchange on January 24, 2008 and have been traded on the NYSE Arca since November 25, 2008.

Shares Outstanding

As of [June 30, 2020], the Fund had 4,450,000 of its Limited Shares outstanding.

As of December 31, 2019, the Fund had 6,800,000 of its Limited Shares outstanding.

As of December 31, 2018, the Fund had 8,850,000 of its Limited Shares outstanding.

Holders

As of June 30, 2020, there were approximately 5,702 Shareholders.

Sales and Redemptions

There have been no unregistered sales of the Fund’s securities. No Fund securities are authorized for issuance by the Fund under equity compensation plans.

The Fund currently has on file a Registration Statement on Form S-3 (Registration No.: 333-214153), which was declared effective by the SEC on October 28, 2016, pursuant to which the Fund registered the 61,000,000 (the “Registration Statement”). The Fund filed a prospectus under Rule 424b of the Exchange Act on October 25, 2019 to update certain information contained in the Registration Statement. As of June 30, 2020, there were 60,950,000 Shares available for issuance under this Registration Statement.

The proceeds from the sale of the Shares are used to purchase Master Fund Limited Units. The Master Fund uses the proceeds from the sale of the Master Fund Limited Units for general corporate purposes in accordance with its investment objectives and policies.

For the six months ended June 30, 2020, 2,350,000 Limited Shares were redeemed for $38,838,626. On June 30, 2020, 4,450,000 Limited Shares of the Fund were outstanding for a market capitalization of $69,375,500 based on the June 30, 2020 closing price of $15.59 on the NYSE Arca.

During the year ended December 31, 2019, 1,050,000 Limited Shares were created for $18,530,911 and 3,100,000 Limited Shares were redeemed for $55,131,710. For the three months ended December 31, 2019, 450,000 Limited Shares were created for $8,021,089 and 150,000 Limited Shares were redeemed for $2,650,329. On December 31, 2019, 6,800,000 Limited Shares of the Fund were outstanding for a market capitalization of $127,772,000 based on the December 31, 2019 closing price of $18.79 on the NYSE Arca.

During the year ended December 31, 2018, 2,750,000 Limited Shares were created for $51,769,691 and 1,950,000 Limited Shares were redeemed for $35,928,021. For the three months ended December 31, 2018, 500,000 Limited Shares were created for $8,748,821 and 450,000 Limited Shares were redeemed for $8,215,748. On December 31, 2018, 8,850,000 Limited Shares of the Fund were outstanding for a market capitalization of $155,317,500 based on the December 31, 2018 closing price of $17.55 on the NYSE Arca.

The following table shows the number of Shares redeemed (purchased back by the Fund, or “Issuer”) from Authorized Participants for each month during the quarter ended December 31, 2019, as well as each month during the most recent fiscal period ended June 30, 2020:

Issuer Purchases of Equity Securities
Period	Total Number of Shares Redeemed	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number (or Approximate Dollar Value) of Shares That May Yet Be Purchased Under the Plans or Programs
October 1, 2019 to October 31, 2019	100,000	$17.55	N/A	N/A
November 1, 2019 to November 30, 2019	—	N/A	N/A	N/A
December 1, 2019 to December 31, 2019	50,000	$17.91	N/A	N/A

Total	150,000	$17.67	N/A	N/A

Issuer Purchases of Equity Securities
Period	Total Number of Shares Redeemed	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number (or Approximate Dollar Value) of Shares That May Yet Be Purchased Under the Plans or Programs
January 1, 2020 to January 31, 2020	400,000	$18.71	N/A	N/A
February 1, 2020 to February 29, 2020	400,000	$17.48	N/A	N/A
March 1, 2020 to March 31, 2020	950,000	$16.00	N/A	N/A
April 1, 2020 to April 30, 2020	100,000	$14.39	N/A	N/A
May 1, 2020 to May 31, 2020	100,000	$14.90	N/A	N/A
June 1, 2020 to June 30, 2020	400,000	$15.59	N/A	N/A

Total	2,350,000	$16.53	N/A	N/A

Financial Statements

WisdomTree Continuous Commodity Index Fund

FINANCIAL INFORMATION AS OF JUNE 30, 2020

[TO BE ADDED BY AMENDMENT]

WisdomTree Continuous Commodity Index Fund

Consolidated Statements of Financial Condition

December 31, 2019 and 2018

	December 31, 2019	December 31, 2018
Assets:
Cash	$1,730,680	$1,542,378
Cash held by broker for futures contracts (Note 3)	4,191,497	8,651,045
Short-term investments (cost $115,820,868 and $143,563,956 as of December 31, 2019 and December 31, 2018, respectively)	115,831,172	143,568,752
Net unrealized appreciation on futures contracts	6,162,155	—
Receivable for capital shares sold	—	8,748,821

Total Assets	127,915,504	162,510,996

Liabilities and shareholders’ equity:
Net unrealized depreciation on futures contracts	—	7,560,832
Net management fee payable to related party (Note 8)	79,661	95,163

Total Liabilities	79,661	7,655,995

Shareholders’ equity:
General Units:
Paid in capital – 50 units issued and outstanding (unlimited authorized)	1,500	1,500
Accumulated deficit	(560)	(625)

Total General Units	940	875

Limited Units:
Paid in capital – 6,800,000 and 8,850,000 redeemable shares issued and outstanding (unlimited authorized) as of December 31, 2019 and December 31, 2018, respectively	262,345,685	298,946,484
Accumulated deficit	(134,510,782)	(144,092,358)

Total Limited Units	127,834,903	154,854,126

Total shareholders’ equity	127,835,843	154,855,001

Total liabilities and shareholders’ equity	$127,915,504	$162,510,996

Net asset value per share
General Units	$18.80	$17.50

Limited Units	$18.80	$17.50

See accompanying notes to consolidated financial statements

WisdomTree Continuous Commodity Index Fund

Consolidated Schedule of Investments

December 31, 2019

Description	Percentage of Net Assets	Fair Value	Face Amount
U.S. Treasury Obligations
U.S. Treasury Bills 1.69%, 1/2/20*	22.68%	$29,000,000	$29,000,000
1.65%, 1/23/20*	22.67	28,975,217	29,000,000
1.55%, 2/20/20* (a)	22.64	28,940,397	29,000,000
1.57%, 3/12/20*	22.62	28,915,558	29,000,000

Total U.S. Treasury Obligations (Cost: $115,820,868)	90.61%	$115,831,172	$116,000,000

Description	Contracts	Unrealized Appreciation/ (Depreciation) Percentage of Net Assets	Unrealized Appreciation/ (Depreciation)	Notional Value
Futures Contracts Long Exposure (Exchange-Traded)
Cocoa
expiration date 3/16/20	98	0.12%	$155,530	$2,489,200
expiration date 5/13/20	99	0.12	159,550	2,515,590
expiration date 7/16/20	99	0.04	45,850	2,510,640
Coffee “C”
expiration date 3/19/20	51	0.31	399,787	2,480,513
expiration date 5/18/20	51	0.31	394,162	2,522,587
expiration date 7/21/20	50	0.21	271,069	2,511,562
Copper
expiration date 3/27/20	36	0.12	153,663	2,517,300
expiration date 5/27/20	36	0.13	164,163	2,526,750
expiration date 7/29/20	35	0.07	85,050	2,462,688
Corn
expiration date 3/13/20	127	(0.11)	(143,788)	2,462,213
expiration date 5/14/20	127	(0.11)	(135,112)	2,506,662
expiration date 7/14/20	127	0.00	3,863	2,546,350
Cotton No. 2
expiration date 3/9/20	72	0.13	160,700	2,485,800
expiration date 5/6/20	72	0.22	275,285	2,526,480
expiration date 7/9/20	71	0.08	106,580	2,518,725
Gold 100 Ounce
expiration date 2/26/20	17	0.12	153,660	2,589,270
expiration date 4/28/20	16	0.02	23,480	2,446,880
expiration date 6/26/20	16	0.04	57,060	2,456,160
Lean Hogs
expiration date 2/14/20	57	(0.00)	(4,330)	1,628,490
expiration date 4/15/20	58	(0.02)	(23,410)	1,807,860
expiration date 6/12/20	57	(0.03)	(32,640)	2,038,890
expiration date 7/15/20	57	(0.04)	(46,170)	2,035,470
Live Cattle
expiration date 2/28/20	51	0.17	214,010	2,568,870
expiration date 4/30/20	50	0.15	187,730	2,543,500
expiration date 6/30/20	50	0.02	21,140	2,378,000

Natural Gas
expiration date 1/29/20	69	(0.17)%	$(217,420)	$1,510,410
expiration date 2/26/20	69	(0.14)	(181,710)	1,489,020
expiration date 3/27/20	69	(0.06)	(75,920)	1,482,810
expiration date 4/28/20	69	(0.08)	(99,440)	1,509,720
expiration date 5/27/20	69	(0.07)	(92,310)	1,549,740
NY Harbor ULSD
expiration date 1/31/20	18	0.11	135,677	1,529,237
expiration date 2/28/20	18	0.11	137,264	1,524,474

expiration date 3/31/20	18	0.11	145,618	1,511,773
expiration date 4/30/20	18	0.06	82,820	1,500,055
expiration date 5/29/20	17	0.06	78,074	1,407,508
Platinum
expiration date 4/28/20	77	0.19	244,550	3,764,530
expiration date 7/29/20	76	0.21	270,210	3,737,680
Silver
expiration date 3/27/20	28	0.06	78,295	2,508,940
expiration date 5/27/20	28	0.06	74,040	2,521,260
expiration date 7/29/20	27	0.06	75,760	2,442,015
Soybean
expiration date 3/13/20	52	0.09	118,475	2,484,300
expiration date 5/14/20	52	0.10	127,738	2,518,750
expiration date 7/14/20	51	0.03	34,225	2,498,363
Soybean Oil
expiration date 3/13/20	119	0.22	280,872	2,482,578
expiration date 5/14/20	119	0.23	290,004	2,503,284
expiration date 7/14/20	119	0.15	194,940	2,524,704
Sugar No. 11
expiration date 2/28/20	166	0.08	102,984	2,495,046
expiration date 4/30/20	165	0.12	148,053	2,502,192
expiration date 6/30/20	165	0.12	153,742	2,524,368
Wheat
expiration date 3/13/20	90	0.19	237,137	2,514,375
expiration date 5/14/20	89	0.18	229,225	2,499,788
expiration date 7/14/20	89	0.12	159,650	2,507,575
WTI Crude Oil
expiration date 1/21/20	25	0.13	164,900	1,526,500
expiration date 2/20/20	25	0.16	209,410	1,519,250
expiration date 3/20/20	25	0.16	208,020	1,510,250
expiration date 4/21/20	25	0.08	99,900	1,499,250
expiration date 5/19/20	24	0.08	100,490	1,426,560

Total Futures Contracts Long Exposure (Exchange-Traded)		4.82%	$6,162,155	$127,602,755

*	Interest rate shown reflects the yield to maturity at time of purchase.
(a)

All or a portion of this security is held by the broker as collateral for open futures contracts. The securities collateral posted was comprised entirely of U.S. Treasury securities having a market value of $9,979,447 as of December 31, 2019.

See accompanying notes to consolidated financial statements

WisdomTree Continuous Commodity Index Fund

Consolidated Statements of Income and Expenses

For the Years Ended December 31, 2019, 2018 and 2017

	2019	2018	2017
Income:
Interest income	$2,753,909	$2,850,715	$1,356,236

Expenses:
Management fee to related party (Note 8)	1,140,124	1,436,067	1,513,176

Total expenses	1,140,124	1,436,067	1,513,176

Expense waivers (Note 8)	(134,132)	(168,949)	(178,022)

Net expenses	1,005,992	1,267,118	1,335,154

Net investment gain	1,747,917	1,583,597	21,082

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net Realized Gain (Loss) from:
Investments	1,961	(150)	(11,445)
Futures Contracts*	(5,896,732)	(8,933,189)	(3,917,989)

Net Realized Loss	(5,894,771)	(8,933,339)	(3,929,434)

Net Increase (Decrease) in Unrealized Appreciation/Depreciation from:
Investments	5,508	4,361	(5,186)
Futures Contracts	13,722,987	(8,597,597)	2,461,480

Net Increase (Decrease) in Unrealized Appreciation/Depreciation	13,728,495	(8,593,236)	2,456,294

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts	7,833,724	(17,526,575)	(1,473,140)

Net Gain (Loss)	$9,581,641	$(15,942,978)	$(1,452,058)

* Includes brokerage commissions of:	$(142,775)	$(175,786)	$(178,822)

See accompanying notes to consolidated financial statements

WisdomTree Continuous Commodity Index Fund

Consolidated Statement of Changes in Shareholders’ Equity

For the Three Months Ended December 31, 2019

	General Units				Limited Units				Total
	General Units		Accumulated Deficit	Total General Shareholders’ Equity	Limited Units		Accumulated Deficit	Total Limited Shareholders’ Equity	Total Shareholders’ Equity
	Units	Amount			Units	Amount
Balance at September 30, 2019	50	$1,500	$(622)	$878	6,500,000	$256,974,925	$(142,865,542)	$114,109,383	$114,110,261
Creation of Units	—	—	—	—	450,000	8,021,089	—	8,021,089	8,021,089
Redemption of Units	—	—	—	—	(150,000)	(2,650,329)	—	(2,650,329)	(2,650,329)
Net Gain (Loss):
Net Investment Income	—	—	3	3	—	—	275,714	275,714	275,717
Net Realized Gain from Investments and Futures Contracts	—	—	16	16	—	—	2,416,150	2,416,150	2,416,166
Net Increase in Unrealized Appreciation/Depreciation from Investments and Futures Contracts	—	—	43	43	—	—	5,662,896	5,662,896	5,662,939

Net Gain	—	—	62	62	—	—	8,354,760	8,354,760	8,354,822

Balance at December 31, 2019	50	$1,500	$(560)	$940	6,800,000	$262,345,685	$(134,510,782)	$127,834,903	$127,835,843

For the Year Ended December 31, 2019

	General Units				Limited Units				Total
	General Units		Accumulated Deficit	Total General Shareholders’ Equity	Limited Units		Accumulated Deficit	Total Limited Shareholders’ Equity	Total Shareholders’ Equity
	Units	Amount			Units	Amount
Balance at December 31, 2018	50	$1,500	$(625)	$875	8,850,000	$298,946,484	$(144,092,358)	$154,854,126	$154,855,001
Creation of Units	—	—	—	—	1,050,000	18,530,911	—	18,530,911	18,530,911
Redemption of Units	—	—	—	—	(3,100,000)	(55,131,710)	—	(55,131,710)	(55,131,710)
Net Gain (Loss):
Net Investment Income	—	—	12	12	—	—	1,747,905	1,747,905	1,747,917
Net Realized Loss from Investments and Futures Contracts	—	—	(41)	(41)	—	—	(5,894,730)	(5,894,730)	(5,894,771)
Net Increase in Unrealized Appreciation/ Depreciation from Investments and Futures Contracts	—	—	94	94	—	—	13,728,401	13,728,401	13,728,495

Net Gain	—	—	65	65	—	—	9,581,576	9,581,576	9,581,641

Balance at December 31, 2019	50	$1,500	$(560)	$940	6,800,000	$262,345,685	$(134,510,782)	$127,834,903	$127,835,843

See accompanying notes to consolidated financial statements

WisdomTree Continuous Commodity Index Fund

Consolidated Statement of Changes in Shareholders’ Equity

For the Three Months Ended December 31, 2018

	General Units				Limited Units				Total
	General Units		Accumulated Deficit	Total General Shareholders’ Equity	Limited Units		Accumulated Deficit	Total Limited Shareholders’ Equity	Total Shareholders’ Equity
	Units	Amount			Units	Amount
Balance at September 30, 2018	50	$1,500	$(596)	$904	8,800,000	$298,413,411	$(139,312,237)	$159,101,174	$159,102,078
Creation of Units	—	—	—	—	500,000	8,748,821	—	8,748,821	8,748,821
Redemption of Units	—	—	—	—	(450,000)	(8,215,748)	—	(8,215,748)	(8,215,748)
Net Gain (Loss):
Net Investment Income	—	—	3	3	—	—	525,065	525,065	525,068
Net Realized Loss from Investments and Futures Contracts	—	—	(11)	(11)	—	—	(1,595,570)	(1,595,570)	(1,595,581)
Net Decrease in Unrealized Appreciation/Depreciation from Investments and Futures Contracts	—	—	(21)	(21)	—	—	(3,709,616)	(3,709,616)	(3,709,637)

Net Loss	—	—	(29)	(29)	—	—	(4,780,121)	(4,780,121)	(4,780,150)

Balance at December 31, 2018	50	$1,500	$(625)	$875	8,850,000	$298,946,484	$(144,092,358)	$154,854,126	$154,855,001

For the Year Ended December 31, 2018

	General Units				Limited Units				Total
	General Units		Accumulated Deficit	Total General Shareholders’ Equity	Limited Units		Accumulated Deficit	Total Limited Shareholders’ Equity	Total Shareholders’ Equity
	Units	Amount			Units	Amount
Balance at December 31, 2017	50	$1,500	$(538)	$962	8,050,000	$283,104,814	$(128,149,467)	$154,955,347	$154,956,309
Creation of Units	—	—	—	—	2,750,000	51,769,691	—	51,769,691	51,769,691
Redemption of Units	—	—	—	—	(1,950,000)	(35,928,021)	—	(35,928,021)	(35,928,021)
Net Gain (Loss):
Net Investment Income	—	—	9	9	—	—	1,583,588	1,583,588	1,583,597
Net Realized Loss from Investments and Futures Contracts	—	—	(55)	(55)	—	—	(8,933,284)	(8,933,284)	(8,933,339)
Net Decrease in Unrealized Appreciation/Depreciation from Investments and Futures Contracts	—	—	(41)	(41)	—	—	(8,593,195)	(8,593,195)	(8,593,236)

Net Loss	—	—	(87)	(87)	—	—	(15,942,891)	(15,942,891)	(15,942,978)

Balance at December 31, 2018	50	$1,500	$(625)	$875	8,850,000	$298,946,484	$(144,092,358)	$154,854,126	$154,855,001

See accompanying notes to consolidated financial statements

WisdomTree Continuous Commodity Index Fund

Consolidated Statement of Changes in Shareholders’ Equity

For the Three Months Ended December 31, 2017

	General Units					Limited Units				Total
	General Units		Accumulated Deficit	Total General Shareholders’ Equity		Limited Units		Accumulated Deficit	Total Limited Shareholders’ Equity	Total Shareholders’ Equity
	Units	Amount				Units	Amount
Balance at September 30, 2017	50	$1,500	$(562)	$938		8,550,000	$292,540,700	$(132,132,200)	$160,408,500	$160,409,438
Creation of Units	—	—	—	—		—	—	—	—	—
Redemption of Units	—	—	—	—		(500,000)	(9,435,886)	—	(9,435,886)	(9,435,886)
Net Gain (Loss):
Net Investment Income	—	—	0 *	0	*	—	—	118,482	118,482	118,482
Net Realized Gain from Investments and Futures Contracts	—	—	11	11		—	—	1,853,766	1,853,766	1,853,777
Net Increase in Unrealized Appreciation/Depreciation from Investments and Futures Contracts	—	—	13	13		—	—	2,010,485	2,010,485	2,010,498

Net Gain	—	—	24	24		—	—	3,982,733	3,982,733	3,982,757

Balance at December 31, 2017	50	$1,500	$(538)	$962		8,050,000	$283,104,814	$(128,149,467)	$154,955,347	$154,956,309

For the Year Ended December 31, 2017

	General Units				Limited Units				Total
	General Units		Accumulated Deficit	Total General Shareholders’ Equity	Limited Units		Accumulated Deficit	Total Limited Shareholders’ Equity	Total Shareholders’ Equity
	Units	Amount			Units	Amount
Balance at December 31, 2016	50	$1,500	$(533)	$967	11,350,000	$346,357,042	$(126,697,414)	$219,659,628	$219,660,595
Creation of Units	—	—	—	—	150,000	2,942,102	—	2,942,102	2,942,102
Redemption of Units	—	—	—	—	(3,450,000)	(66,194,330)	—	(66,194,330)	(66,194,330)
Net Gain (Loss):
Net Investment Income	—	—	0 *	0 *	—	—	21,082	21,082	21,082
Net Realized Loss from Investments and Futures Contracts	—	—	(24)	(24)	—	—	(3,929,410)	(3,929,410)	(3,929,434)
Net Increase in Unrealized Appreciation/Depreciation from Investments and Futures Contracts	—	—	19	19	—	—	2,456,275	2,456,275	2,456,294

Net Loss	—	—	(5)	(5)	—	—	(1,452,053)	(1,452,053)	(1,452,058)

Balance at December 31, 2017	50	$1,500	$(538)	$962	8,050,000	$283,104,814	$(128,149,467)	$154,955,347	$154,956,309

*	Amount represents less than $1.

See accompanying notes to consolidated financial statements

WisdomTree Continuous Commodity Index Fund

Consolidated Statements of Cash Flows

For the Years Ended December 31, 2019, 2018 and 2017

	2019	2018	2017
Cash flows from operating activities
Net Gain (Loss)	$9,581,641	$(15,942,978)	$(1,452,058)
Adjustments to reconcile net gain (loss) to net cash provided by (used for) operating activities:
Purchases of investment securities	(525,965,574)	(691,967,507)	(656,510,527)
Proceeds from sales/maturities of investment securities	556,408,294	693,984,170	714,898,283
Net accretion of discount	(2,697,671)	(2,797,569)	(1,349,302)
Net realized gain (loss) on investment securities	(1,961)	150	11,445
Net change in unrealized appreciation/depreciation from investments	(5,508)	(4,361)	5,186
Net change in unrealized appreciation/depreciation from futures contracts	(13,722,987)	8,597,597	(2,461,480)
Changes in assets and liabilities
Increase/(Decrease) in liabilities:
Net management fee payable to related party	(15,502)	(1,920)	(61,360)
Accrued brokerage fees and expenses payable	—	—	(173,182)

Net cash provided by (used for) operating activities	23,580,732	(8,132,418)	52,907,005

Cash flows from financing activities
Proceeds from creation of Limited Units	27,279,732	43,020,870	2,942,102
Redemption of Limited Units	(55,131,710)	(35,928,021)	(66,194,330)

Net cash provided by (used for) financing activities	(27,851,978)	7,092,849	(63,252,228)

Net decrease in cash	(4,271,246)	(1,039,569)	(10,345,223)
Cash* at beginning of year	10,193,423	11,232,992	21,578,215

Cash* at end of year	$5,922,177	$10,193,423	$11,232,992

*	Includes cash held by the broker for futures contracts.

See accompanying notes to consolidated financial statements

WisdomTree Continuous Commodity Index Master Fund

Statements of Financial Condition

December 31, 2019 and 2018

	December 31, 2019	December 31, 2018
Assets:
Cash	$1,730,680	$1,542,378
Cash held by broker for futures contracts (Note 3)	4,191,497	8,651,045
Short-term investments (cost $115,820,868 and $143,563,956 as of December 31, 2019 and December 31, 2018, respectively)	115,831,172	143,568,752
Net unrealized appreciation on futures contracts	6,162,155	—
Receivable for capital shares sold	—	8,748,821

Total Assets	127,915,504	162,510,996

Liabilities and shareholders’ equity:
Net unrealized depreciation on futures contracts	—	7,560,832
Net management fee payable to related party (Note 8)	79,661	95,163

Total Liabilities	79,661	7,655,995

Shareholders’ equity:
General Units:
Paid in capital – 50 units issued and outstanding (unlimited authorized)	1,500	1,500
Accumulated deficit	(560)	(625)

Total General Units	940	875

Limited Units:
Paid in capital – 6,800,000 and 8,850,000 redeemable shares issued and outstanding (unlimited authorized) as of December 31, 2019 and December 31, 2018, respectively	262,345,685	298,946,484
Accumulated deficit	(134,510,782)	(144,092,358)

Total Limited Units	127,834,903	154,854,126

Total shareholders’ equity	127,835,843	154,855,001

Total liabilities and shareholders’ equity	$127,915,504	$162,510,996

Net asset value per share
General Units	$18.80	$17.50

Limited Units	$18.80	$17.50

See accompanying notes to consolidated financial statements

WisdomTree Continuous Commodity Index Master Fund

Schedule of Investments

December 31, 2019

Description	Percentage of Net Assets	Fair Value	Face Amount
U.S. Treasury Obligations
U.S. Treasury Bills 1.69%, 1/2/20*	22.68%	$29,000,000	$29,000,000
1.65%, 1/23/20*	22.67	28,975,217	29,000,000
1.55%, 2/20/20* (a)	22.64	28,940,397	29,000,000
1.57%, 3/12/20*	22.62	28,915,558	29,000,000

Total U.S. Treasury Obligations (Cost: $115,820,868)	90.61%	$115,831,172	$116,000,000

Description	Contracts	Unrealized Appreciation/ (Depreciation) Percentage of Net Assets	Unrealized Appreciation/ (Depreciation)	Notional Value
Futures Contracts Long Exposure (Exchange-Traded)
Cocoa
expiration date 3/16/20	98	0.12%	$155,530	$2,489,200
expiration date 5/13/20	99	0.12	159,550	2,515,590
expiration date 7/16/20	99	0.04	45,850	2,510,640
Coffee “C”
expiration date 3/19/20	51	0.31	399,787	2,480,513
expiration date 5/18/20	51	0.31	394,162	2,522,587
expiration date 7/21/20	50	0.21	271,069	2,511,562
Copper
expiration date 3/27/20	36	0.12	153,663	2,517,300
expiration date 5/27/20	36	0.13	164,163	2,526,750
expiration date 7/29/20	35	0.07	85,050	2,462,688
Corn
expiration date 3/13/20	127	(0.11)	(143,788)	2,462,213
expiration date 5/14/20	127	(0.11)	(135,112)	2,506,662
expiration date 7/14/20	127	0.00	3,863	2,546,350
Cotton No. 2
expiration date 3/9/20	72	0.13	160,700	2,485,800
expiration date 5/6/20	72	0.22	275,285	2,526,480
expiration date 7/9/20	71	0.08	106,580	2,518,725
Gold 100 Ounce
expiration date 2/26/20	17	0.12	153,660	2,589,270
expiration date 4/28/20	16	0.02	23,480	2,446,880
expiration date 6/26/20	16	0.04	57,060	2,456,160
Lean Hogs
expiration date 2/14/20	57	(0.00)	(4,330)	1,628,490
expiration date 4/15/20	58	(0.02)	(23,410)	1,807,860
expiration date 6/12/20	57	(0.03)	(32,640)	2,038,890
expiration date 7/15/20	57	(0.04)	(46,170)	2,035,470
Live Cattle
expiration date 2/28/20	51	0.17	214,010	2,568,870
expiration date 4/30/20	50	0.15	187,730	2,543,500
expiration date 6/30/20	50	0.02	21,140	2,378,000

See accompanying notes to consolidated financial statements

WisdomTree Continuous Commodity Index Master Fund

Schedule of Investments

December 31, 2019

(continued)

Description	Contracts	Unrealized Appreciation/ (Depreciation) Percentage of Net Assets	Unrealized Appreciation/ (Depreciation)	Notional Value
Natural Gas
expiration date 1/29/20	69	(0.17)%	$(217,420)	$1,510,410
expiration date 2/26/20	69	(0.14)	(181,710)	1,489,020
expiration date 3/27/20	69	(0.06)	(75,920)	1,482,810
expiration date 4/28/20	69	(0.08)	(99,440)	1,509,720
expiration date 5/27/20	69	(0.07)	(92,310)	1,549,740
NY Harbor ULSD
expiration date 1/31/20	18	0.11	135,677	1,529,237
expiration date 2/28/20	18	0.11	137,264	1,524,474
expiration date 3/31/20	18	0.11	145,618	1,511,773
expiration date 4/30/20	18	0.06	82,820	1,500,055
expiration date 5/29/20	17	0.06	78,074	1,407,508
Platinum
expiration date 4/28/20	77	0.19	244,550	3,764,530
expiration date 7/29/20	76	0.21	270,210	3,737,680
Silver
expiration date 3/27/20	28	0.06	78,295	2,508,940
expiration date 5/27/20	28	0.06	74,040	2,521,260
expiration date 7/29/20	27	0.06	75,760	2,442,015
Soybean
expiration date 3/13/20	52	0.09	118,475	2,484,300
expiration date 5/14/20	52	0.10	127,738	2,518,750
expiration date 7/14/20	51	0.03	34,225	2,498,363
Soybean Oil
expiration date 3/13/20	119	0.22	280,872	2,482,578
expiration date 5/14/20	119	0.23	290,004	2,503,284
expiration date 7/14/20	119	0.15	194,940	2,524,704
Sugar No. 11
expiration date 2/28/20	166	0.08	102,984	2,495,046
expiration date 4/30/20	165	0.12	148,053	2,502,192
expiration date 6/30/20	165	0.12	153,742	2,524,368
Wheat
expiration date 3/13/20	90	0.19	237,137	2,514,375
expiration date 5/14/20	89	0.18	229,225	2,499,788
expiration date 7/14/20	89	0.12	159,650	2,507,575
WTI Crude Oil
expiration date 1/21/20	25	0.13	164,900	1,526,500
expiration date 2/20/20	25	0.16	209,410	1,519,250
expiration date 3/20/20	25	0.16	208,020	1,510,250
expiration date 4/21/20	25	0.08	99,900	1,499,250
expiration date 5/19/20	24	0.08	100,490	1,426,560

Total Futures Contracts Long Exposure (Exchange-Traded)		4.82%	$6,162,155	$127,602,755

*	Interest rate shown reflects the yield to maturity at time of purchase.
(a)

All or a portion of this security is held by the broker as collateral for open futures contracts. The securities collateral posted was comprised entirely of U.S. Treasury securities having a market value of $9,979,447 as of December 31, 2019.

See accompanying notes to consolidated financial statements

WisdomTree Continuous Commodity Index Master Fund

Schedule of Investments

December 31, 2018

Description	Percentage of Net Assets	Fair Value	Face Amount
U.S. Treasury Obligations
U.S. Treasury Bills 2.29%, 1/17/19*	27.10%	$41,960,100	$42,000,000
2.33%, 2/7/19*	17.39	26,936,314	27,000,000
2.38%, 2/28/19* (a)	25.73	39,849,504	40,000,000
2.39%, 3/21/19*	22.49	34,822,834	35,000,000

Total U.S. Treasury Obligations (Cost: $143,563,956)	92.71%	$143,568,752	$144,000,000

Description	Contracts	Unrealized Appreciation/ (Depreciation) Percentage of Net Assets	Unrealized Appreciation/ (Depreciation)	Notional Value
Futures Contracts Long Exposure (Exchange-Traded)
Cocoa
expiration date 3/14/19	125	0.19%	$294,300	$3,020,000
expiration date 5/15/19	124	0.21	319,790	3,036,760
expiration date 7/16/19	124	0.10	155,170	3,050,400
Coffee “C”
expiration date 3/19/19	77	(0.13)	(205,594)	2,940,919
expiration date 5/20/19	77	(0.13)	(195,150)	3,030,431
expiration date 7/19/19	78	(0.22)	(333,431)	3,153,150
Copper
expiration date 3/27/19	46	(0.10)	(148,663)	3,025,650
expiration date 5/29/19	46	(0.10)	(152,875)	3,032,550
expiration date 7/29/19	46	(0.08)	(126,363)	3,037,150
Corn
expiration date 3/14/19	159	(0.04)	(67,262)	2,981,250
expiration date 5/14/19	159	(0.04)	(55,612)	3,044,850
expiration date 7/12/19	158	(0.03)	(48,875)	3,086,925
Cotton No. 2
expiration date 3/7/19	83	(0.31)	(479,230)	2,996,300
expiration date 5/8/19	83	(0.27)	(410,890)	3,050,250
expiration date 7/9/19	82	(0.19)	(293,870)	3,059,830
Gold 100 Ounce
expiration date 2/26/19	24	(0.02)	(33,380)	3,075,120
expiration date 4/26/19	24	0.08	123,000	3,090,480
expiration date 6/26/19	23	0.07	111,220	2,976,660
Lean Hogs
expiration date 2/14/19	78	(0.01)	(22,640)	1,902,420
expiration date 4/12/19	78	(0.01)	(23,290)	2,092,740
expiration date 6/14/19	78	0.00	2,400	2,541,240
expiration date 7/15/19	78	(0.00)	(6,130)	2,573,220
Live Cattle
expiration date 2/28/19	62	0.10	158,940	3,072,100
expiration date 4/30/19	62	0.11	173,850	3,131,000
expiration date 6/28/19	62	0.05	76,750	2,903,460

See accompanying notes to consolidated financial statements

WisdomTree Continuous Commodity Index Master Fund

Schedule of Investments

December 31, 2018

(continued)

Description	Contracts	Unrealized Appreciation/ (Depreciation) Percentage of Net Assets	Unrealized Appreciation/ (Depreciation)	Notional Value
Natural Gas
expiration date 1/29/19	65	(0.17)%	$(258,970)	$1,911,000
expiration date 2/26/19	65	(0.16)	(247,080)	1,853,150
expiration date 3/27/19	65	(0.03)	(41,290)	1,743,950
expiration date 4/26/19	66	(0.02)	(30,210)	1,763,520
expiration date 5/29/19	66	(0.01)	(17,480)	1,793,220
NY Harbor ULSD
expiration date 1/31/19	26	(0.25)	(388,950)	1,833,905
expiration date 2/28/19	26	(0.26)	(401,738)	1,823,531
expiration date 3/29/19	26	(0.27)	(416,829)	1,808,461
expiration date 4/30/19	26	(0.27)	(421,235)	1,807,151
expiration date 5/31/19	26	(0.25)	(394,498)	1,815,778
Platinum
expiration date 4/26/19	113	(0.11)	(169,965)	4,523,390
expiration date 7/29/19	113	(0.22)	(343,140)	4,551,640
Silver
expiration date 3/27/19	39	0.04	55,325	3,030,300
expiration date 5/29/19	39	0.03	40,710	3,047,070
expiration date 7/29/19	38	0.12	184,335	2,985,090
Soybean
expiration date 3/14/19	66	(0.01)	(12,886)	2,953,500
expiration date 5/14/19	67	(0.01)	(19,312)	3,040,962
expiration date 7/12/19	67	(0.00)	(1,050)	3,082,837
Soybean Oil
expiration date 3/14/19	180	(0.07)	(108,978)	3,007,800
expiration date 5/14/19	180	(0.08)	(116,226)	3,036,960
expiration date 7/12/19	180	(0.04)	(59,586)	3,065,040
Sugar No. 11 expiration date 2/28/19	224	(0.00)	(7,101)	3,018,086
expiration date 4/30/19	223	0.01	19,432	3,022,096
expiration date 6/28/19	223	(0.13)	(200,749)	3,057,062
Wheat expiration date 3/14/19	119	(0.20)	(315,438)	2,994,338
expiration date 5/14/19	119	(0.22)	(342,700)	3,037,475
expiration date 7/12/19	118	(0.07)	(109,488)	3,059,150
WTI Crude Oil expiration date 1/22/19	40	(0.32)	(488,260)	1,816,400
expiration date 2/20/19	40	(0.33)	(504,050)	1,828,800
expiration date 3/20/19	39	(0.30)	(471,160)	1,797,120
expiration date 4/22/19	39	(0.25)	(383,110)	1,813,890
expiration date 5/21/19	39	(0.26)	(401,320)	1,830,270

Total Futures Contracts Long Exposure (Exchange-Traded)		(4.88)%	$(7,560,832)	$154,657,797

*	Interest rate shown reflects the yield to maturity at the time of purchase.
(a)

All or a portion of this security is held by the broker as collateral for open futures contracts. The securities collateral posted was comprised entirely of U.S. Treasury securities having a market value of $12,951,089 as of December 31, 2018.

See accompanying notes to consolidated financial statements

WisdomTree Continuous Commodity Index Master Fund

Statements of Income and Expenses

For the Years Ended December 31, 2019, 2018 and 2017

	2019	2018	2017
Income:
Interest income	$2,753,909	$2,850,715	$1,356,236

Expenses:
Management fee to related party (Note 8)	1,140,124	1,436,067	1,513,176

Total expenses	1,140,124	1,436,067	1,513,176

Expense waivers (Note 8)	(134,132)	(168,949)	(178,022)

Net expenses	1,005,992	1,267,118	1,335,154

Net investment gain	1,747,917	1,583,597	21,082

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net Realized Gain (Loss) from:
Investments	1,961	(150)	(11,445)
Futures Contracts*	(5,896,732)	(8,933,189)	(3,917,989)

Net Realized Loss	(5,894,771)	(8,933,339)	(3,929,434)

Net Increase (Decrease) in Unrealized Appreciation/Depreciation from:
Investments	5,508	4,361	(5,186)
Futures Contracts	13,722,987	(8,597,597)	2,461,480

Net Increase (Decrease) in Unrealized Appreciation/Depreciation	13,728,495	(8,593,236)	2,456,294

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts	7,833,724	(17,526,575)	(1,473,140)

Net Gain (Loss)	$9,581,641	$(15,942,978)	$(1,452,058)

* Includes brokerage commissions of:	$(142,775)	$(175,786)	$(178,822)

See accompanying notes to consolidated financial statements

WisdomTree Continuous Commodity Index Master Fund

Statement of Changes in Shareholders’ Equity

For the Three Months Ended December 31, 2019

	General Units				Limited Units				Total
	General Units		Accumulated Deficit	Total General Shareholders’ Equity	Limited Units		Accumulated Deficit	Total Limited Shareholders’ Equity	Total Shareholders’ Equity
	Units	Amount			Units	Amount
Balance at September 30, 2019	50	$1,500	$(622)	$878	6,500,000	$256,974,925	$(142,865,542)	$114,109,383	$114,110,261
Creation of Units	—	—	—	—	450,000	8,021,089	—	8,021,089	8,021,089
Redemption of Units	—	—	—	—	(150,000)	(2,650,329)	—	(2,650,329)	(2,650,329)
Net Gain (Loss):
Net Investment Income	—	—	3	3	—	—	275,714	275,714	275,717
Net Realized Gain from Investments and Futures Contracts	—	—	16	16	—	—	2,416,150	2,416,150	2,416,166
Net Increase in Unrealized Appreciation/Depreciation from Investments and Futures Contracts	—	—	43	43	—	—	5,662,896	5,662,896	5,662,939

Net Gain	—	—	62	62	—	—	8,354,760	8,354,760	8,354,822

Balance at December 31, 2019	50	$1,500	$(560)	$940	6,800,000	$262,345,685	$(134,510,782)	$127,834,903	$127,835,843

For the Year Ended December 31, 2019

	General Units				Limited Units				Total
	General Units		Accumulated Deficit	Total General Shareholders’ Equity	Limited Units		Accumulated Deficit	Total Limited Shareholders’ Equity	Total Shareholders’ Equity
	Units	Amount			Units	Amount
Balance at December 31, 2018	50	$1,500	$(625)	$875	8,850,000	$298,946,484	$(144,092,358)	$154,854,126	$154,855,001
Creation of Units	—	—	—	—	1,050,000	18,530,911	—	18,530,911	18,530,911
Redemption of Units	—	—	—	—	(3,100,000)	(55,131,710)	—	(55,131,710)	(55,131,710)
Net Gain (Loss):
Net Investment Income	—	—	12	12	—	—	1,747,905	1,747,905	1,747,917
Net Realized Loss from Investments and Futures Contracts	—	—	(41)	(41)	—	—	(5,894,730)	(5,894,730)	(5,894,771)
Net Increase in Unrealized Appreciation/Depreciation from Investments and Futures Contracts	—	—	94	94	—	—	13,728,401	13,728,401	13,728,495

Net Gain	—	—	65	65	—	—	9,581,576	9,581,576	9,581,641

Balance at December 31, 2019	50	$1,500	$(560)	$940	6,800,000	$262,345,685	$(134,510,782)	$127,834,903	$127,835,843

See accompanying notes to consolidated financial statements

WisdomTree Continuous Commodity Index Master Fund

Statement of Changes in Shareholders’ Equity

For the Three Months Ended December 31, 2018

	General Units				Limited Units				Total
	General Units		Accumulated Deficit	Total General Shareholders’ Equity	Limited Units		Accumulated Deficit	Total Limited Shareholders’ Equity	Total Shareholders’ Equity
	Units	Amount			Units	Amount
Balance at September 30, 2018	50	$1,500	$(596)	$904	8,800,000	$298,413,411	$(139,312,237)	$159,101,174	$159,102,078
Creation of Units	—	—	—	—	500,000	8,748,821	—	8,748,821	8,748,821
Redemption of Units	—	—	—	—	(450,000)	(8,215,748)	—	(8,215,748)	(8,215,748)
Net Gain (Loss):
Net Investment Income	—	—	3	3	—	—	525,065	525,065	525,068
Net Realized Loss from Investments and Futures Contracts	—	—	(11)	(11)	—	—	(1,595,570)	(1,595,570)	(1,595,581)
Net Decrease in Unrealized Appreciation/Depreciation from Investments and Futures Contracts	—	—	(21)	(21)	—	—	(3,709,616)	(3,709,616)	(3,709,637)

Net Loss	—	—	(29)	(29)	—	—	(4,780,121)	(4,780,121)	(4,780,150)

Balance at December 31, 2018	50	$1,500	$(625)	$875	8,850,000	$298,946,484	$(144,092,358)	$154,854,126	$154,855,001

For the Year Ended December 31, 2018

	General Units				Limited Units				Total
	General Units		Accumulated Deficit	Total General Shareholders’ Equity	Limited Units		Accumulated Deficit	Total Limited Shareholders’ Equity	Total Shareholders’ Equity
	Units	Amount			Units	Amount
Balance at December 31, 2017	50	$1,500	$(538)	$962	8,050,000	$283,104,814	$(128,149,467)	$154,955,347	$154,956,309
Creation of Units	—	—	—	—	2,750,000	51,769,691	—	51,769,691	51,769,691
Redemption of Units	—	—	—	—	(1,950,000)	(35,928,021)	—	(35,928,021)	(35,928,021)
Net Gain (Loss):
Net Investment Income	—	—	9	9	—	—	1,583,588	1,583,588	1,583,597
Net Realized Loss from Investments and Futures Contracts	—	—	(55)	(55)	—	—	(8,933,284)	(8,933,284)	(8,933,339)
Net Decrease in Unrealized Appreciation/Depreciation from Investments and Futures Contracts	—	—	(41)	(41)	—	—	(8,593,195)	(8,593,195)	(8,593,236)

Net Loss	—	—	(87)	(87)	—	—	(15,942,891)	(15,942,891)	(15,942,978)

Balance at December 31, 2018	50	$1,500	$(625)	$875	8,850,000	$298,946,484	$(144,092,358)	$154,854,126	$154,855,001

See accompanying notes to consolidated financial statements

WisdomTree Continuous Commodity Index Master Fund

Statement of Changes in Shareholders’ Equity

For the Three Months Ended December 31, 2017

	General Units					Limited Units				Total
	General Units		Accumulated Deficit	Total General Shareholders’ Equity		Limited Units		Accumulated Deficit	Total Limited Shareholders’ Equity	Total Shareholders’ Equity
	Units	Amount				Units	Amount
Balance at September 30, 2017	50	$1,500	$(562)	$938		8,550,000	$292,540,700	$(132,132,200)	$160,408,500	$160,409,438
Creation of Units	—	—	—	—		—	—	—	—	—
Redemption of Units	—	—	—	—		(500,000)	(9,435,886)	—	(9,435,886)	(9,435,886)
Net Gain (Loss):
Net Investment Income	—	—	0 *	0	*	—	—	118,482	118,482	118,482
Net Realized Gain from Investments and Futures Contracts	—	—	11	11		—	—	1,853,766	1,853,766	1,853,777
Net Increase in Unrealized Appreciation/Depreciation from Investments and Futures Contracts	—	—	13	13		—	—	2,010,485	2,010,485	2,010,498

Net Gain	—	—	24	24		—	—	3,982,733	3,982,733	3,982,757

Balance at December 31, 2017	50	$1,500	$(538)	$962		8,050,000	$283,104,814	$(128,149,467)	$154,955,347	$154,956,309

For the Year Ended December 31, 2017

	General Units				Limited Units				Total
	General Units		Accumulated Deficit	Total General Shareholders’ Equity	Limited Units		Accumulated Deficit	Total Limited Shareholders’ Equity	Total Shareholders’ Equity
	Units	Amount			Units	Amount
Balance at December 31, 2016	50	$1,500	$(533)	$967	11,350,000	$346,357,042	$(126,697,414)	$219,659,628	$219,660,595
Creation of Units	—	—	—	—	150,000	2,942,102	—	2,942,102	2,942,102
Redemption of Units	—	—	—	—	(3,450,000)	(66,194,330)	—	(66,194,330)	(66,194,330)
Net Gain (Loss):
Net Investment Income	—	—	0 *	0 *	—	—	21,082	21,082	21,082
Net Realized Loss from Investments and Futures Contracts	—	—	(24)	(24)	—	—	(3,929,410)	(3,929,410)	(3,929,434)
Net Increase in Unrealized Appreciation/Depreciation from Investments and Futures Contracts	—	—	19	19	—	—	2,456,275	2,456,275	2,456,294

Net Loss	—	—	(5)	(5)	—	—	(1,452,053)	(1,452,053)	(1,452,058)

Balance at December 31, 2017	50	$1,500	$(538)	$962	8,050,000	$283,104,814	$(128,149,467)	$154,955,347	$154,956,309

*	Amount represents less than $1.

See accompanying notes to consolidated financial statements

WisdomTree Continuous Commodity Index Master Fund

Statements of Cash Flows

For the Years Ended December 31, 2019, 2018 and 2017

	2019	2018	2017
Cash flows from operating activities
Net Gain (Loss)	$9,581,641	$(15,942,978)	$(1,452,058)
Adjustments to reconcile net gain (loss) to net cash provided by (used for) operating activities:
Purchases of investment securities	(525,965,574)	(691,967,507)	(656,510,527)
Proceeds from sales/maturities of investment securities	556,408,294	693,984,170	714,898,283
Net accretion of discount	(2,697,671)	(2,797,569)	(1,349,302)
Net realized gain (loss) on investment securities	(1,961)	150	11,445
Net change in unrealized appreciation/depreciation from investments	(5,508)	(4,361)	5,186
Net change in unrealized appreciation/depreciation from futures contracts	(13,722,987)	8,597,597	(2,461,480)
Changes in assets and liabilities
Increase/(Decrease) in liabilities:
Net management fee payable to related party	(15,502)	(1,920)	(61,360)
Accrued brokerage fees and expenses payable	—	—	(173,182)

Net cash provided by (used for) operating activities	23,580,732	(8,132,418)	52,907,005

Cash flows from financing activities
Proceeds from creation of Limited Units	27,279,732	43,020,870	2,942,102
Redemption of Limited Units	(55,131,710)	(35,928,021)	(66,194,330)

Net cash provided by (used for) financing activities	(27,851,978)	7,092,849	(63,252,228)

Net decrease in cash	(4,271,246)	(1,039,569)	(10,345,223)
Cash* at beginning of year	10,193,423	11,232,992	21,578,215

Cash* at end of year	$5,922,177	$10,193,423	$11,232,992

*	Includes cash held by the broker for futures contracts.

See accompanying notes to consolidated financial statements

WisdomTree Continuous Commodity Index Fund

WisdomTree Continuous Commodity Index Master Fund

Notes to Consolidated Financial Statements

Years Ended December 31, 2019, 2018, 2017

(1) Organization

The WisdomTree Continuous Commodity Index Fund (the “Fund”) and the WisdomTree Continuous Commodity Index Master Fund (the “Master Fund” and together with the Fund, the “Funds”) are commodity pools that were organized as Delaware statutory trusts on October 27, 2006. For each of the Funds, WisdomTree Commodity Services, LLC serves as the commodity pool operator and managing owner (the “Managing Owner”), and GreenHaven Advisors LLC serves as the commodity trading advisor (the “Sub-Adviser”).

Shares representing units of fractional undivided beneficial interest in and ownership of the Fund (“Limited Units” or “Shares”) are listed on the NYSE Arca under the symbol “GCC.” Upon inception of the Fund, 50 general units of the Fund (“General Units” or “General Shares”) were issued to the Managing Owner in exchange for a capital contribution of $1,500. We refer to the General Shares and Shares collectively as “Total Shares,” and the holders of the Shares as the “Shareholders.”

The Master Fund is wholly-owned by the Fund and the Managing Owner. The Fund holds no investment assets other than the Master Fund’s common units of beneficial interest (“Master Fund Units”). Each Share issued by the Fund correlates to a Master Fund Unit held by the Fund.

The Fund and Master Fund commenced investment operations on January 23, 2008, with the offering of 350,000 Shares in exchange for $10,500,000. The Fund commenced trading on the American Stock Exchange (now known as the NYSE Arca) on January 24, 2008 under the symbol “GCC.” The term of the Fund is perpetual, unless terminated earlier in certain circumstances as defined in the Trust Agreements (as defined in Note 2 – Service Providers and Related Party Agreements).

The Funds’ collective investment objective is to provide investors with exposure to the daily change in the price of a portfolio of commodities (the “Index Commodities”) comprising the Thomson Reuters Continuous Commodity Index, also known as the Continuous Commodity Total Return Index or Refinitiv Equal Weight Continuous Commodity Total Return Index (the “Index”), before the Funds’ expenses. The Index Commodities consist of corn, soybean, wheat, live cattle, lean hogs, gold, silver, copper, cocoa, coffee, sugar, cotton, soybean oil, platinum, crude oil, NY Harbor ULSD (formerly known as heating oil) and natural gas. Thomson Reuters (Markets) LLC, formerly Thomson Reuters America LLC (the “Index Sponsor”), is the owner, publisher and calculation agent of the Index. The Index Sponsor is not an affiliate of the Funds or the Managing Owner.

The Fund pursues its investment objective by investing substantially all of its assets in the Master Fund. The Master Fund pursues its investment objective by actively trading exchange traded futures (“Commodity Futures”) on the Index Commodities, with a view to tracking the performance of the Index over time, regardless of whether the Index is rising, falling or flat over any particular period.

The Master Fund’s portfolio (its “Portfolio”) also includes cash, U.S. Treasury obligations and other high credit-quality, short-term fixed income securities (collectively, “U.S. Treasuries”) for deposit with the Commodity Broker (as defined below) as margin or otherwise held to cover the Master Fund’s notional exposure to Commodity Futures.

The Fund continuously offers and redeems baskets of 50,000 Shares (“Baskets”) to authorized participants (“Authorized Participants”) at a price based on the Master Fund’s Net Asset Value (as defined in Note 7 – Share Creations and Redemptions) per Share. Authorized Participants, in turn, may offer such Shares to the public at a per Share offering price that varies, depending on, among other factors, the trading price of the Shares, the Master Fund’s Net Asset Value, and the supply of and demand for the Shares at the time of the offer.

The Managing Owner and the Shareholders share in any profits and losses attributable to the Fund in proportion to the percentage interest owned by each.

The Managing Owner and the Funds retain the services of third party service providers for the ongoing operations of the Funds. See Note 2 – Service Providers and Related Party Agreements.

(2) Service Providers and Related Party Agreements

(a) Trustee. Delaware Trust Company, a Delaware corporation, is the sole trustee of each of the Funds (the “Trustee”). The Trustee is unaffiliated with the Managing Owner. Under the Fund’s Declaration of Trust and Trust Agreement, dated as of October 27, 2006 and as amended January 4, 2016 (as amended, the “Fund Trust Agreement”), and the Master Fund’s Declaration of Trust and Trust Agreement, dated as of October 27, 2006 and as amended July 29, 2007 and January 4, 2016 (as amended, the “Master Fund Trust Agreement” and collectively with the Fund Trust Agreement, the “Trust Agreements”), the Trustee has delegated to the Managing Owner the exclusive management and control of all aspects of the business of each of the Funds. The Trustee will accept service of legal process on the Funds in the State of Delaware and will make certain filings under the Delaware Statutory Trust Act. The Trustee does not owe any other duties to the Funds, the Managing Owner or the Shareholders. The Trustee’s principal offices are located in Wilmington, Delaware.

(b) Managing Owner. WisdomTree Commodity Services, LLC, a Delaware limited liability company, is the managing owner and commodity pool operator of each of the Funds. The Trustee has delegated to the Managing Owner the exclusive power and authority to manage the business and affairs of each of the Funds. The Managing Owner’s principal offices are located in New York, New York.

(c) Sub-Adviser. Greenhaven Advisors LLC is the sub-adviser and commodity trading adviser of each of the Funds. The Sub-Adviser, under authority delegated by the Managing Owner, is responsible for selecting Commodity Brokers and reallocating assets within the Portfolio with a view to achieving the Funds’ investment objective. The Sub-Adviser’s principal offices are located in Atlanta, Georgia.

(d) Commodity Broker. A variety of executing brokers may execute transactions in Commodity Futures on behalf of the Master Fund. Morgan Stanley & Co. LLC (the “Commodity Broker”) is the Master Fund’s commodity broker to which the executing brokers give-up all such transactions. In its capacity as the clearing broker, the Commodity Broker may execute and clear each of the Master Fund’s futures transactions. The Commodity Broker’s principal offices are located in New York, New York.

(e) Administrator. State Street Bank and Trust Company (the “Administrator”) is the administrator of the Funds and has entered into an Administration Agreement in connection therewith. The Administrator also serves as custodian of the Funds pursuant to a Master Custodian Agreement, and transfer agent of the Funds pursuant to a Transfer Agency and Service Agreement. The Administrator performs certain services necessary for the operation and administration of the Funds (other than making investment decisions), including calculations of the Master Fund’s Net Asset Value and accounting and other administrative services. The Administrator retains certain financial books and records, including: fund accounting records, ledgers with respect to assets, liabilities, capital, income and expenses, the registrar, transfer journals and related details and trading and related documents received from futures commission merchants. The Administrator has an office in Boston, Massachusetts.

(f) Distributor. Foreside Fund Services LLC is the Funds’ distributor (the “Distributor”) pursuant to a Distribution Services Agreement. The Distributor assists the Managing Owner and the Administrator with certain functions and duties relating to the creation and redemption of Baskets, including assisting in matters associated with receiving and processing orders from Authorized Participants to create and redeem Baskets, coordinating the processing of such orders and related functions and duties. The Distributor has an office in Portland, Maine.

(g) Authorized Participant. The Fund creates and redeems Shares from time to time, but only in one or more Baskets of 50,000 Shares. Authorized Participants are the only persons that may place orders to create and redeem Baskets. Each Authorized Participant must (i) be a registered broker-dealer or other securities market participant, such as a bank or other financial institution that is not required to register as a broker-dealer to engage in securities transactions, (ii) be a participant in the Depository Trust Company (“DTC”), and (iii) have entered into a “Participant Agreement.” The Participant Agreement sets forth the procedures for the creation and redemption of Baskets and for the delivery of cash required for such creations or redemptions. The current Authorized Participants are J.P. Morgan Securities LLC, Merrill Lynch Professional Clearing Corporation, and Morgan Stanley & Co. Incorporated.

(3) Summary of Significant Accounting Policies

(a) Basis of Presentation and Consolidation

The financial statements of the Fund and the Master Fund have been prepared using U.S. generally accepted accounting principles (“GAAP”). The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative GAAP recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under the authority of federal laws are also sources of authoritative GAAP for SEC registrants.

In accordance with Accounting Standards Update (‘‘ASU’’) 2013-08, Financial Services-Investment Companies (‘‘ASU Topic 946’’), the Funds each qualify as an investment company and are applying ASC Topic 946 accounting and reporting guidance for investment companies.

All of the capital raised by the Fund from the offering of its Shares is used to purchase Master Fund Units. The financial statements of the Fund include the balances of the Master Fund on a consolidated basis and all inter-company balances and transactions have been eliminated in the consolidation. Separate financial statements of the Master Fund are presented to comply with reporting requirements of the SEC as both the Fund and the Master Fund are SEC registrants.

(b) Use of Estimates

The preparation of the financial statements in conformity with GAAP requires the Managing Owner to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the amounts of reported income and expenses during the period. Actual results could differ from those estimates.

(c) Cash Held by Broker

A portion of the Master Fund’s cash is held by the Commodity Broker and is applied towards the daily variation margin movements on the Master Fund’s open Commodity Futures. The Commodity Broker allows the Master Fund to apply its U.S. Treasuries positions towards its initial margin requirement for the Master Fund’s futures positions, hence all cash held by broker is unrestricted cash. The cash and U.S. Treasuries positions are held in segregated accounts at the Commodity Broker and are not insured by the Federal Deposit Insurance Corporation.

(d) U. S. Treasury Obligations

The Master Fund records purchases and sales of U.S. Treasuries on a trade date basis. These holdings are marked to market based on quotations from broker-dealers or independent service providers. The Master Fund may hold U.S. Treasuries for deposit with the Commodity Broker as margin for trading and holding against initial margin of the open Commodity Futures. Interest income is recognized on an accrual basis when earned. Premiums and discounts are amortized or accreted over the life of the U.S. Treasuries.

(e) Futures Contracts

The Master Fund utilizes futures contracts to obtain long exposure to Commodity Futures consistent with its investment objective. These contracts are recorded on a trade date basis and open contracts are valued daily at settlement prices provided by the relevant exchanges. In the Schedules of Investments, Commodity Futures are presented at their published settlement prices on the last business day of the period, in accordance with the fair value accounting standard. Since these contracts are actively traded in markets that are directly observable and which provide readily available price quotes, their market value is deemed to be their fair value under the fair value accounting standard. See Note 4 – Fair Value Measurements. However, when market closing prices are not available, the Managing Owner may value an asset of the Master Fund pursuant to such other principles as the Managing Owner deems fair and equitable. Realized gains (losses) and changes in unrealized appreciation (depreciation) on open positions are determined on a specific identification basis and recognized in the Statements of Income and Expenses in the period in which the contract is closed or the changes occur, respectively.

(f) Income Taxes

The Fund and Master Fund are treated as partnerships for U.S. federal income tax purposes. Accordingly, the Fund and Master Fund are not subject to U.S. federal income tax and may not be subject to state or local income taxes. As a result, no provision for federal, state or local income taxes has been made in the accompanying consolidated financial statements, as investors are individually liable for income taxes, if any, on their allocable share of the Fund’s income, gain, loss, deductions and other items.

The Fund accounts for uncertainty in income taxes pursuant to the applicable accounting standard, which provides measurement, presentation and disclosure guidance related to uncertain tax positions. The guidance addresses how tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under this topic, the Fund may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position are measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate resolution.

(g) Subsequent Events

For purposes of disclosure in the consolidated financial statements, the Funds have evaluated events occurring between the period ended December 31, 2019 and when the financial statements were issued on February 21, 2020.

During that period, no Shares were created and 550,000 Shares were redeemed for $10,139,270, resulting in 6,250,050 Total Shares outstanding.

Other than these events, the evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

(4) Fair Value Measurements

The existing guidance for fair value measurements establishes the authoritative definition for fair value, sets out a framework for measuring fair value and outlines the required disclosures regarding fair value measurements. Fair value is the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. The Master Fund uses a three-tier fair value hierarchy based upon observable and unobservable inputs as follows:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.

Level 3 – Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assets of the Master Fund are either exchange-traded securities that are valued at the official closing price on the exchange where they are principally traded or U.S. government securities that are valued using dealer and broker quotations or other inputs that are observable or can be corroborated by observable market data. A summary of the Master Fund’s assets and liabilities at fair value as of December 31, 2019, classified according to the levels used to value them, is as follows:

Assets	Quoted Prices in Active Market (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Totals
U.S. Treasury Obligations	$—	$115,831,172	$—	$115,831,172
Unrealized appreciation on futures contracts	6,162,155	—	—	6,162,155

Total	$6,162,155	$115,831,172	$—	$121,993,327

The Master Fund did not hold any Level 3 securities during the year ended December 31, 2019.

A summary of the Master Fund’s assets and liabilities at fair value as of December 31, 2018, classified according to the levels used to value them, is as follows:

Assets	Quoted Prices in Active Market (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Totals
U.S. Treasury Obligations	$—	$143,568,752	$—	$143,568,752

Liabilities
Unrealized depreciation on futures contracts	(7,560,832)	—	—	(7,560,832)

Total	$(7,560,832)	$143,568,752	$—	$136,007,920

The Master Fund did not hold any Level 3 securities during the year ended December 31, 2018.

(5) Derivative Instruments and Hedging Activities

The Master Fund uses derivative instruments as part of its principal investment strategy to achieve its investment objective. As of December 31, 2019, the Master Fund was invested in Commodity Futures. For the years ended December 31, 2019 and 2018, the volumes of derivative activity (based on average month-end notional amounts) were $134,094,833 and $167,547,151, respectively.

The fair value of derivative instruments at December 31, 2019 and 2018, were as follows:

As of:	Derivative Instruments	Asset Derivatives(i)	Liability Derivatives(ii)
December 31, 2019	Commodity Futures	$6,162,155	$—
December 31, 2018	Commodity Futures	$—	$7,560,832

(i)	Values are disclosed on the Statements of Financial Condition under Net unrealized appreciation on futures contracts.
(ii)	Values are disclosed on the Statements of Financial Condition under Net unrealized depreciation on futures contracts.

The following is a summary of the realized and unrealized gains and losses of the derivative instruments utilized by the Master Fund for the years ended December 31, 2019, 2018 and 2017:

Period	Derivative Instruments	Realized Gain (Loss) on Derivative Instruments(i)	Net Change in Unrealized Gain (Loss)on Derivative Instruments(ii)
Year ended December 31, 2019	Commodity Futures	$(5,896,732)	$13,722,987
Year ended December 31, 2018	Commodity Futures	$(8,933,189)	$(8,597,597)
Year ended December 31, 2017	Commodity Futures	$(3,917,989)	$2,461,480

(i)	Values are disclosed on the Statements of Income and Expenses under Net realized gain (loss) from futures contracts.
(ii)	Values are disclosed on the Statements of Income and Expenses under Net increase (decrease) in unrealized appreciation/depreciation from futures contracts.

(6) Financial Instrument Risk

In the normal course of its business, the Master Fund may be party to financial instruments with off-balance sheet risk. The term “off-balance sheet risk” refers to an unrecorded potential liability that, even though it does not appear on the balance sheet, may result in a future obligation or loss. The financial instruments used by the Master Fund are Commodity Futures, whose values are based upon an underlying asset and generally represent future commitments which have a reasonable possibility to be settled in cash or through physical delivery. These instruments are traded on an exchange and are standardized contracts.

Market risk is the potential for changes in the value of the financial instruments traded by the Master Fund due to market changes, including fluctuations in commodity prices. In entering into these contracts, there exists a market risk that such contracts may be significantly influenced by conditions, resulting in such contracts being less valuable. If the markets should move against all of the futures interest positions at the same time, and the Managing Owner is unable to offset such positions, the Master Fund could experience substantial losses.

Credit risk is the possibility that a loss may occur due to the failure of an exchange clearinghouse to perform according to the terms of a contract. Credit risk with respect to exchange-traded instruments is reduced to the extent that an exchange or clearing organization acts as counterparty to the transactions. The Master Fund’s risk of loss in the event of counterparty default is typically limited to the amounts recognized in the Statement of Financial Condition and not represented by the contract or notional amounts of the instruments.

The Fund and the Master Fund have not utilized, nor do they expect to utilize in the future, special purpose entities to facilitate off-balance sheet financing arrangements and have no loan guarantee arrangements or off-balance sheet arrangements of any kind other than agreements entered into in the normal course of business.

(7) Share Creations and Redemptions

The Fund creates and redeems Shares from time to time, but only in one or more Baskets of 50,000 Shares. Authorized Participants are the only persons that may place orders to create and redeem Baskets. To compensate the Administrator for services in processing the creation and redemption of Baskets, an Authorized Participant is required to pay a transaction fee of $200 per order.

“Net Asset Value” means the total assets of the Master Fund including, but not limited to, all cash and cash equivalents or other debt securities, less total liabilities of the Master Fund, each determined on the basis of generally accepted accounting principles in the United States, consistently applied under the accrual method of accounting. In particular, Net Asset Value includes any unrealized profit or loss on open Commodity Futures, and any other credit or debit accruing to the Master Fund but unpaid or not received by the Master Fund.

(a) Creation of Shares

General. On any business day, an Authorized Participant may place an order with the Distributor (as facilitated by the Administrator) to create one or more Baskets. For purposes of processing both purchase and redemption orders, a “business day” means any day other than a day when banks in New York City are required or permitted to be closed. Purchase orders must be placed by 10:00 a.m. ET. The day on which a valid purchase order is received is the purchase order date. Purchase orders are irrevocable. By placing a purchase order, and prior to delivery of such Baskets, an Authorized Participant’s DTC account will be charged the non-refundable transaction fee due for the purchase order.

Determination of Required Payment. The total payment required to create each Basket is the Net Asset Value of 50,000 Shares as of the closing time of the NYSE Arca or the last to close of the exchanges on which the Index Commodities are traded, whichever is later, on the purchase order date. Baskets will be issued as of 12:00 p.m. ET, on the business day immediately following the purchase order date at the Net Asset Value per Share as of the closing time of the NYSE Arca or the last to close of the exchanges on which the Index Commodities are traded, whichever is later, on the purchase order date during the continuous offering period, but only if the required payment has been timely received.

Because orders to create Baskets must be placed by 10:00 a.m. ET, but the total payment required to create a Basket during the continuous offering period will not be determined until 4:00 p.m. ET, on the date the purchase order is received, Authorized Participants will not know the total amount of the payment required to create a Basket at the time they submit an irrevocable purchase order for the Basket. The Fund’s Net Asset Value and the total amount of the payment required to create a Basket could rise or fall substantially between the time an irrevocable purchase order is submitted and the time the amount of the purchase price in respect thereof is determined.

Rejection of Purchase Orders. The Administrator may reject a creation order if:

(i) it determines that the creation order is not in proper form;

(ii) the Managing Owner believes that the purchase order would have adverse tax consequences to the Fund or its Shareholders; or

(iii) circumstances outside the control of the Managing Owner or the Distributor make it, for all practical purposes, not feasible to process creations of Baskets.

The Distributor and the Managing Owner will not be liable for the rejection of any purchase order.

(b) Redemption of Shares

General. The procedures by which an Authorized Participant can redeem one or more Baskets mirror the procedures for the creation of Baskets. On any business day, an Authorized Participant may place an order with the Distributor (as facilitated by the Administrator) to redeem one or more Baskets. Redemption orders must be placed by 10:00 a.m. ET. The day on which a valid redemption order is received in proper form is the redemption order date. Redemption orders are irrevocable. Shareholders may not redeem directly from the Fund. By placing a redemption order, an Authorized Participant agrees to deliver the Baskets to be redeemed through DTC’s book-entry system to the Fund not later than 12:00 p.m. ET, on the business day immediately following the redemption order date. By placing a redemption order, and prior to receipt of the redemption proceeds, an Authorized Participant’s DTC account will be charged the non-refundable transaction fee due for the redemption order.

Determination of Required Payment. The redemption proceeds from the Fund consists of the cash redemption amount equal to the Net Asset Value of the number of Basket(s) requested in the Authorized Participant’s redemption order as of the closing time of the NYSE Arca or the last to close of the exchanges on which the Index Commodities are traded, whichever is later, on the redemption order date. The Managing Owner will distribute the cash redemption amount at 12:00 p.m. ET, on the business day immediately following the redemption order date through DTC to the account of the Authorized Participant as recorded on DTC’s book entry system.

Delivery of Redemption Proceeds. The redemption proceeds due from the Fund are delivered to the Authorized Participant at 12:00 p.m. ET, on the business day immediately following the redemption order date if, by such time, the Fund’s DTC account has been credited with the Baskets to be redeemed. If the Fund’s DTC account has not been credited with all of the Baskets to be redeemed by such time, the redemption distribution is delivered to the extent of whole Baskets received. Any remainder of the redemption distribution is delivered on the next business day to the extent of remaining whole Baskets received if the Distributor receives the fee applicable to the extension of the redemption distribution date which the Distributor may, from time-to-time, determine and the remaining Baskets to be redeemed are credited to the Fund’s DTC account by 12:00 p.m. ET, on such next business day. Any further outstanding amount of the redemption order shall be cancelled. The Distributor is also authorized to deliver the redemption distribution notwithstanding that the Baskets to be redeemed are not credited to the Fund’s DTC account by 12:00 p.m. ET, on the business day immediately following the redemption order date if the Authorized Participant has collateralized its obligation to deliver the Baskets through DTC’s book entry system on such terms as the Distributor and the Managing Owner may from time-to-time agree.

Suspension or Rejection of Redemption Orders. The Managing Owner may suspend the right of redemption, or postpone the redemption settlement date, (1) for any period during which an emergency exists as a result of which the redemption distribution is not reasonably practicable, or (2) for such other period as the Managing Owner determines to be necessary for the protection of the Shareholders. The Managing Owner will not be liable to any person or in any way for any loss or damages that may result from any such suspension or postponement.

A redemption order may be rejected if the order is not in proper form as described in the order form and/or Participant Agreement or if the fulfillment of the order, in the opinion of its counsel, might be unlawful.

(8) Operating Expenses

(a) Management Fee

The Master Fund pays the Managing Owner, monthly in arrears, a fee (the “Management Fee”) equal to 0.85% per annum based on the average daily Net Asset Value of the Master Fund. The Managing Owner voluntarily agreed to waive a portion of its Management Fee in the amount of 0.10% per annum reducing the Management Fee to 0.75% per annum based on the average daily Net Asset Value of the Master Fund. For the years ended December 31, 2019, 2018 and 2017, the Management Fee paid by the Master Fund was as follows:

Period	Management Fee	Voluntary Fee Waiver	Net Management Fee
Year ended December 31, 2019	$1,140,124	$(134,132)	$1,005,992
Year ended December 31, 2018	$1,436,067	$(168,949)	$1,267,118
Year ended December 31, 2017	$1,513,176	$(178,022)	$1,335,154

(b) Brokerage Commissions

Brokerage commissions are charged against the Fund’s assets on a per transaction basis. Brokerage commissions incurred for the years ended December 31, 2019, 2018 and 2017 were $142,775, $175,786 and $178,822, respectively.

(9) Profit and Loss Allocations and Distributions

The Managing Owner and the Shareholders share in any profits and losses of the Fund attributable to the Fund in proportion to the percentage interest owned by each. Distributions may be made at the sole discretion of the Managing Owner on a pro-rata basis in accordance with the respective capital balances of the Shareholders, but the Fund is under no obligation to make periodic distributions to Shareholders. The Fund has made no distributions to its Shareholders since the Fund commenced operations.

(10) Commitments and Contingencies

The Managing Owner, either in its own capacity or in its capacity as the Managing Owner and on behalf of the Funds, has entered into various service agreements that contain indemnification and exculpation provisions with respect to costs, expenses, damages, liabilities and/or claims that may be incurred by a service provider in connection with the provision of its services to the Funds. As of December 31, 2019, no party to any such service agreement has made a claim against the Funds, and it is therefore not possible to estimate the Funds’ potential future exposure under such indemnification and exculpation provisions.

(11) Net Asset Value and Financial Highlights

The Fund is presenting the following Net Asset Value and financial highlights related to investment performance and operations for a Share outstanding for the years ended December 31, 2019, 2018 and 2017.

	2019	2018	2017
Net Asset Value
Net asset value per Limited Share, beginning of year	$17.50	$19.25	$19.35
Investment operations:
Net realized and unrealized gain (loss)(1)	1.07	(1.93)	(0.10)
Net investment income(2)	0.23	0.18	0.00 (3)

Net increase (decrease) in net assets from operations	1.30	(1.75)	(0.10)

Net asset value per Limited Share, end of year	$18.80	$17.50	$19.25

Total Return, at net asset value(4)	7.43%	(9.09)%	(0.52)%

Ratios/ Supplemental Data:
Net assets, end of year (000’s omitted)	$127,836	$154,855	$154,956
Ratios to average net assets of:
Net investment income	1.30%	0.94%	0.01%

Expenses, prior to expense waivers	0.85%	0.85%	0.85%

Expenses, net of expense waivers	0.75%	0.75%	0.75%

(1)	Includes brokerage commissions of approximately $(0.02) per share for the years ended December 31, 2019, 2018 and 2017, respectively. See Note 8(b).
(2)	Based on average shares outstanding.
(3)	Amount represents less than $0.01.
(4)	For the periods in which the Managing Owner waived a portion of its Management Fee, the total return would have been lower if such expenses had not been waived. See Note 8(a).

Selected Financial Data

FINANCIAL HIGHLIGHTS (FOR THE YEARS ENDED DECEMBER 31, 2019, 2018, 2017, 2016,  AND 2015)

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Revenues (interest income)	$2,753,909	$2,850,715	$1,356,236	$476,315	$45,979
Total assets	127,915,504	162,510,996	155,053,392	221,416,935	233,420,007
Net realized and unrealized gain (loss) on investments and futures contracts	7,833,724	(17,526,575)	(1,473,140)	10,687,283	(49,361,047)
Net gain (loss)	9,581,641	(15,942,978)	(1,452,058)	8,864,877	(51,936,150)

The Fund is presenting the following Net Asset Value and financial highlights related to investment performance and operations for a Share outstanding for the years ended December 31, 2019, 2018, 2017, 2016, and 2015.

	2019		2018		2017		2016		2015
Net Asset Value
Net asset value per Limited Share, beginning of year	$17.50		$19.25		$19.35		$18.56		$22.81
Investment operations:
Net realized and unrealized gain (loss)	1.07	(1)	(1.93	)(1)	(0.10	)(1)	0.95		(4.04)
Net investment income (loss)(2)	0.23		0.18		0.00	(3)	(0.16	)(4)	(0.21	)(4)

Net increase (decrease) in net assets from operations	1.30		(1.75)		(0.10)		0.79		(4.25)

Net asset value per Limited Share, end of year	$18.80		$17.50		$19.25		$19.35		$18.56

Total Return, at net asset value	7.43	%(5)	(9.09	)%(5)	(0.52	)%(5)	4.26%		(18.63)%
Ratios/Supplemental Data:
Net assets, end of year (000’s omitted)	$127,836		$154,855		$154,956		$219,661		$224,519
Ratios to average net assets of:
Net investment income (loss)	1.30%		0.94%		0.01%		(0.83	)%(6)	(1.03	)%(6)

Expense, prior to expense waivers	0.85%		0.85%		0.85%		1.05	%(6)	1.05	%(6)

Expenses, net of expense waivers	0.75%		0.75%		0.75%		1.05	%(6)	1.05	%(6)

(1)	Includes brokerage commissions of approximately $(0.02) per share for the years ended December 31, 2019, 2018 and 2017, respectively.
(2)	Based on average shares outstanding.
(3)	Amount represents less than $0.01 per share.
(4)	Includes brokerage commissions of approximately $(0.03) per share for the years ended December 31, 2016 and 2015, respectively.
(5)	For the years ended December 31, 2019, 2018 and 2017, in which the Managing Owner waived a portion of its Management Fee, the total return would have been lower if such expenses had not been waived.
(6)	Includes brokerage commissions of approximately 0.13% and 0.14% (as a percentage of average net assets) for the years ended December 31, 2016 and 2015, respectively.

The Fund did not pay any cash dividends in the years ended December 31, 2019, 2018, 2017, 2016 and 2015.

2019 SELECTED QUARTERLY DATA (UNAUDITED)

	For the Three Months Ended March 31, 2019	For the Three Months Ended June 30, 2019	For the Three Months Ended September 30, 2019	For the Three Months Ended December 31, 2019
Interest income	$876,181	$744,029	$627,458	$506,241
Net investment income	581,686	491,305	399,209	275,717
Net realized and unrealized gain (loss) on investments and futures contracts	4,601,401	(2,057,225)	(2,789,557)	8,079,105
Net gain (loss)	5,183,087	(1,565,920)	(2,390,348)	8,354,822
Increase (decrease) in Net Asset Value	(11,447,196)	(14,012,622)	(15,284,922)	13,725,582

2018 SELECTED QUARTERLY DATA (UNAUDITED)

	For the Three Months Ended March 31, 2018	For the Three Months Ended June 30, 2018	For the Three Months Ended September 30, 2018	For the Three Months Ended December 31, 2018
Interest income	$537,926	$713,571	$779,412	$819,806
Net investment income	220,741	374,556	463,232	525,068
Net realized and unrealized loss on investments and futures contracts	(432,611)	(4,028,591)	(7,760,155)	(5,305,218)
Net loss	(211,870)	(3,654,035)	(7,296,923)	(4,780,150)
Increase (decrease) in Net Asset Value	25,981,982	(8,405,126)	(13,431,087)	(4,247,077)

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Introduction

The Fund and the Master Fund seek to track changes, whether positive or negative, in the level of the Index over time, plus the excess, if any, of the Master Fund’s interest income from its holdings of U.S. Treasuries. The Shares are designed for investors who want a cost-effective and convenient way to invest in an equal-weight portfolio of Commodity Futures.

The Fund pursues its investment objective by investing substantially all of its assets in the Master Fund. The Master Fund pursues its investment objective by investing in a Portfolio of Commodity Futures on the Index Commodities. Through January 6, 2013, the Index Commodities were wheat, corn, soybeans, live cattle, lean hogs, gold, silver, platinum, copper, cotton, coffee, cocoa, orange juice, sugar, crude oil, heating oil, and natural gas. Following the tenth revision on January 7, 2013, orange juice was removed and soybean oil was added at an equivalent allocation.

The Index is composed of notional amounts of each of the Index Commodities. The notional amounts of each Index Commodity included in the Index are in equal weight proportion to the Index Commodities or 1/17 weighting per index commodity rebalanced daily. The Master Fund’s Portfolio also includes U.S. Treasuries for deposit with the Master Fund’s Commodity Broker. The Commodity Broker currently applies part of the total value of the cash and/or U.S. Treasuries on deposit towards satisfying any margin requirements related to the Commodity Futures in the Master Fund’s futures account. Thomson Reuters (Markets) LLC, formerly Thomson Reuters America LLC, is the owner, publisher and calculation agent of the Index. The Index Sponsor is not an affiliate of the Funds or the Managing Owner.

Under the Trust Agreements, Delaware Trust Company, the Trustee of the Funds, has delegated to the Managing Owner the exclusive management and control of all aspects of the business of the Funds. The Trustee has no duty or liability to supervise or monitor the performance of the Managing Owner, nor does the Trustee have any liability for the acts or omissions of the Managing Owner.

The Shares are intended to provide investment results that generally correspond to the changes, positive or negative, in the levels of the Index over time. The value of the Shares is expected to fluctuate in relation to changes in the value of the Master Fund’s Portfolio. The market price of the Shares may not be identical to the Net Asset Value per Share, but these two valuations are expected to be very close.

The Fund is listed on the NYSE Arca under the symbol “GCC.”

Management’s Discussion of Results of Operations

As of December 31, 2019, the net unrealized appreciation on futures contracts owned or held on that day was $6,162,155 and the Fund had total assets of $127,915,504. The ending Net Asset Value per Share on December 31, 2019 was $18.80.

As of December 31, 2018, the net unrealized depreciation on futures contracts owned or held on that day was $7,560,832 and the Fund had total assets of $162,510,996. The ending Net Asset Value per Share on December 31, 2018 was $17.50.

Portfolio Expenses

Prior to January 1, 2017, the Funds’ brokerage commissions and fees as well as routine operational, administrative and other ordinary expenses, including, but not limited to, the fees and expenses of the

Trustee, legal and accounting fees and expenses, tax preparation expenses, filing fees, and printing, mailing and duplication costs, were accrued at a rate of 0.20% of the Net Asset Value per annum in the aggregate. Of the amounts so accrued, the Funds first paid brokerage commissions and fees, and secondly, from the remainder of the amounts so accrued, reimbursed the Managing Owner for the Funds’ routine operational, administrative and other ordinary expenses paid by the Managing Owner.

Effective January 1, 2017, the Managing Owner has voluntarily agreed to assume all routine operational, administrative and other ordinary expenses of the Funds, and will not be reimbursed for any such expenses. As a result, the Funds will no longer accrue for such expenses. In addition, effective January 1, 2017, the Master Fund will pay its brokerage commissions and fees directly. As a result, the Funds will no longer accrue for such commissions and fees as an expense accrual, but will be included as a component of Net Realized Gain (Loss) on the Consolidated Statements of Income and Expenses. Accordingly, effective January 1, 2017, the Fund’s expense accrual of 0.20% of the Fund’s Net Asset Value for (i) brokerage commissions and fees, and (ii) routine operational, administrative and other ordinary expenses, was eliminated.

Brokerage commissions were charged against the Fund’s assets on a per transaction basis. The brokerage commissions incurred for the years ended December 31, 2019, 2018, and 2017 were $142,775, $175,786 and $178,822, respectively.

The Funds pay all of their respective extraordinary fees and expenses generally, if any, as determined by the Managing Owner. Extraordinary fees and expenses are likely to include non-recurring fees such as legal claims and liabilities, litigation costs and any permitted indemnification payments related thereto, if any; but the Managing Owner has discretion to treat other unanticipated expenses as extraordinary fees and expenses.

For the years ended December 31, 2019, 2018 and 2017, the Funds paid the Managing Owner, monthly in arrears, a net Management Fee equal to 0.75% of the average annual Net Asset Value after deducting a 0.10% per annum voluntary Management Fee waiver. For the years ended December 31, 2019, 2018 and 2017, the net Management Fee paid to the Managing Owner by the Funds was $1,005,992, $1,267,118 and $1,335,154, respectively, after deducting the voluntary Management Fee waiver of $134,132, $168,949 and $178,022, respectively.

Interest Income

The Fund does not borrow money in order to obtain leverage, therefore the Fund does not incur any interest expense. Rather, the Fund’s margin deposits are maintained in United States Treasury Obligations and short term investments that earn interest income. For the years ended December 31, 2019, 2018 and 2017, the Fund earned total interest income of $2,753,909, $2,850,715, and $1,356,236, respectively.

Fund Performance

The following table provides summary performance information for the Fund for the five years ended December 31, 2019.

PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS

5 Year Performance Summary

Date	Net Asset Value Per Share	Total Shares	Net Assets	1 Month	3 Months	Year to Date	Cumulative Return Since Inception
1/31/2015	$21.83	11,600,050	$253,276,499	-4.30%	-11.73%	-4.30%	-27.23%
2/28/2015	$22.21	11,400,050	$253,156,514	1.74%	-7.34%	-2.63%	-25.97%
3/31/2015	$21.20	11,500,050	$243,765,407	-4.55%	-7.06%	-7.06%	-29.33%
4/30/2015	$21.90	11,450,050	$250,728,635	3.30%	0.32%	-3.99%	-27.00%
5/31/2015	$21.51	11,550,050	$248,405,407	-1.78%	-3.15%	-5.70%	-28.30%
6/30/2015	$22.08	12,650,050	$279,283,550	2.65%	4.15%	-3.20%	-26.40%
7/31/2015	$20.14	12,350,050	$248,781,672	-8.79%	-8.04%	-11.71%	-32.87%
8/31/2015	$19.89	12,250,050	$243,701,247	-1.24%	-7.53%	-12.80%	-33.70%
9/30/2015	$19.48	12,350,050	$240,610,264	-2.06%	-11.78%	-14.60%	-35.07%
10/31/2015	$19.80	12,450,050	$246,482,902	1.64%	-1.69%	-13.20%	-34.00%
11/30/2015	$18.65	12,600,050	$234,930,303	-5.81%	-6.23%	-18.24%	-37.83%
12/31/2015	$18.56	12,100,050	$224,518,525	-0.48%	-4.72%	-18.63%	-38.13%
1/31/2016	$18.08	11,800,050	$213,290,323	-2.59%	-8.69%	-2.59%	-39.73%
2/29/2016	$17.95	11,500,050	$206,423,399	-0.72%	-3.75%	-3.29%	-40.17%
3/31/2016	$18.73	11,350,050	$212,556,966	4.35%	0.92%	0.92%	-37.57%
4/30/2016	$19.83	11,400,050	$226,055,159	5.87%	9.68%	6.84%	-33.90%
5/31/2016	$19.61	11,450,050	$224,548,529	-1.11%	9.25%	5.66%	-34.63%
6/30/2016	$20.42	11,100,050	$226,681,895	4.13%	9.02%	10.02%	-31.93%
7/31/2016	$19.83	11,350,050	$225,092,558	-2.89%	0.00%	6.84%	-33.90%
8/31/2016	$19.33	11,450,050	$221,349,718	-2.52%	-1.43%	4.15%	-35.57%
9/30/2016	$19.51	10,950,050	$213,673,816	0.93%	-4.46%	5.12%	-34.97%
10/31/2016	$19.62	10,950,050	$214,888,405	0.56%	-1.06%	5.71%	-34.60%
11/30/2016	$19.39	11,300,050	$219,111,876	-1.17%	0.31%	4.47%	-35.37%
12/31/2016	$19.35	11,350,050	$219,660,595	-0.21%	-0.82%	4.26%	-35.50%
1/31/2017	$19.82	11,350,050	$224,901,754	2.43%	1.02%	2.43%	-33.93%
2/28/2017	$19.70	10,750,050	$211,819,623	-0.61%	1.60%	1.81%	-34.33%
3/31/2017	$19.25	10,150,050	$195,428,354	-2.28%	-0.52%	-0.52%	-35.83%
4/30/2017	$18.93	9,450,050	$178,936,038	-1.66%	-4.49%	-2.17%	-36.90%
5/31/2017	$18.85	8,900,050	$167,788,181	-0.42%	-4.31%	-2.58%	-37.17%
6/30/2017	$18.68	8,850,050	$165,359,886	-0.90%	-2.96%	-3.46%	-37.73%
7/31/2017	$19.15	8,750,050	$167,534,220	2.52%	1.16%	-1.03%	-36.17%
8/31/2017	$18.84	8,750,050	$164,834,840	-1.62%	-0.05%	-2.64%	-37.20%
9/30/2017	$18.76	8,550,050	$160,409,438	-0.42%	0.43%	-3.05%	-37.47%
10/31/2017	$19.08	8,400,050	$160,283,921	1.71%	-0.37%	-1.40%	-36.40%
11/30/2017	$19.11	8,200,050	$156,718,600	0.16%	1.43%	-1.24%	-36.30%
12/31/2017	$19.25	8,050,050	$154,956,309	0.73%	2.61%	-0.52%	-35.83%
1/31/2018	$19.50	8,800,050	$171,590,704	1.30%	2.20%	1.30%	-35.00%
2/28/2018	$19.45	9,150,050	$177,987,164	-0.26%	1.78%	1.04%	-35.17%
3/31/2018	$19.25	9,400,050	$180,938,291	-1.03%	0.00%	0.00%	-35.83%
4/30/2018	$19.48	9,300,050	$181,169,802	1.19%	-0.10%	1.19%	-35.07%
5/31/2018	$19.73	9,400,050	$185,447,260	1.28%	1.44%	2.49%	-34.23%
6/30/2018	$18.86	9,150,050	$172,533,165	-4.41%	-2.03%	-2.03%	-37.13%
7/31/2018	$18.36	9,400,050	$172,579,285	-2.65%	-5.75%	-4.62%	-38.80%
8/31/2018	$18.02	9,000,050	$162,207,008	-1.85%	-8.67%	-6.39%	-39.93%
9/30/2018	$18.08	8,800,050	$159,102,078	0.33%	-4.14%	-6.08%	-39.73%
10/31/2018	$18.28	8,650,050	$158,160,214	1.11%	-0.44%	-5.04%	-39.07%

PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS

Date	Net Asset Value Per Share	Total Shares	Net Assets	1 Month	3 Months	Year to Date	Cumulative Return Since Inception
11/30/2018	$17.96	8,350,050	$149,939,026	-1.75%	-0.33%	-6.70%	-40.13%
12/31/2018	$17.50	8,850,050	$154,855,001	-2.56%	-3.21%	-9.09%	-41.67%
1/31/2019	$18.09	9,000,050	$162,845,090	3.37%	-1.04%	3.37%	-39.70%
2/28/2019	$18.07	8,700,050	$157,241,808	-0.11%	0.61%	3.26%	-39.77%
3/31/2019	$18.04	7,950,050	$143,407,805	-0.17%	3.09%	3.09%	-39.87%
4/30/2019	$17.90	7,700,050	$137,843,116	-0.78%	-1.05%	2.29%	-40.33%
5/31/2019	$17.53	7,450,050	$130,608,270	-2.07%	-2.99%	0.17%	-41.57%
6/30/2019	$17.85	7,250,050	$129,395,183	1.83%	-1.05%	2.00%	-40.50%
7/31/2019	$17.62	7,250,050	$127,772,592	-1.29%	-1.56%	0.69%	-41.27%
8/31/2019	$17.10	6,700,050	$114,556,679	-2.95%	-2.45%	-2.29%	-43.00%
9/30/2019	$17.56	6,500,050	$114,110,261	2.69%	-1.62%	0.34%	-41.47%
10/31/2019	$17.95	6,850,050	$122,956,931	2.22%	1.87%	2.57%	-40.17%
11/30/2019	$17.86	6,850,050	$122,348,578	-0.50%	4.44%	2.06%	-40.47%
12/31/2019	$18.80	6,800,050	$127,835,843	5.26%	7.06%	7.43%	-37.33%

The following charts present a comparison of the CCI-TR Index and the WisdomTree Continuous Commodity Index Fund Net Asset Value (“GCC NAV”) for the years ended December 31, 2019, 2018 and 2017, for the three months ended December 31, 2019, 2018 and 2017 and a comparison of the Fund’s market price performance and the CCI-TR Index performance since the commencement of trading on January 24, 2008 to December 31, 2019.

The Fund and the Master Fund seek to track changes in the Index over time. The Fund’s Net Asset Value relative performance versus the Index was -1.00%, -1.07%, and -1.03%, net of fees for the years ended December 31, 2019, 2018, and 2017, respectively. The Fund’s Net Asset Value relative performance versus the Index was -0.26%, -0.29%, and -0.26% for the three months ended December 31, 2019, 2018, and 2017, respectively. Since the Fund commenced trading on January 24, 2008 through December 31, 2019, the Fund has returned -37.37%, as measured by its daily closing stock price on the NYSE Arca, and the Index has returned -39.73% for the same period.

On October 22, 2019, the Fund registered 61,000,000 Shares. On October 25, 2019, the Fund filed a prospectus under Rule 424b of the Exchange to update certain information contained in the Registration Statement. As of December 31, 2019, there were 60,950,000 Shares available for issuance under this Registration Statement.

As of December 31, 2019, the Fund had 6,800,000 Limited Shares outstanding.

Net Asset Value

The Administrator calculates a Net Asset Value per Share of the Fund daily, based on closing prices of the underlying futures contracts. The first such calculation was as of market close on January 24, 2008, the first day of trading. Values of the underlying Index are computed by the Index Sponsor and disseminated by the NYSE Arca every 15 seconds during the trading day. Only settlement and last-sale prices are used in the Index’s calculation, bids and offers are not recognized – including limit-bid and limit-offer price quotes. Where no last-sale price exists, typically in the more deferred contract months, the previous days’ settlement price is used. This means that the underlying Index may lag its theoretical value. This tendency to lag is evident at the end of the day when the Index value is based on the settlement prices of the component commodities, and explains why the underlying Index often closes at or near the high or low for the day.

Critical Accounting Policies and Estimates

Critical accounting policies for the Funds are as follows:

Preparation of the financial statements and related disclosures in conformity with U.S. generally accepted accounting principles requires the application of appropriate accounting rules and guidance, as well as the use of estimates, and requires the Managing Owner to make estimates and assumptions that affect the reported amounts of assets and liabilities, revenue and expense and related disclosure of contingent assets and liabilities during the reporting period of the consolidated financial statements and accompanying notes. Both the Fund and the Master Fund apply these policies that involve judgments and actual results may differ from the estimates used.

The Master Fund holds a significant portion of its assets in Commodity Futures and U.S. Treasuries, both of which are recorded on a trade date basis and at fair value in the consolidated financial statements, with changes in fair value reported in the consolidated statements of income and expenses. The use of fair value to measure financial instruments, with related unrealized gains or losses recognized in earnings in each period is fundamental to the Fund’s consolidated financial statements. The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (the exit price).

When market closing prices are not available, the Managing Owner may value an asset of the Master Fund pursuant to policies the Managing Owner has adopted, which are consistent with normal industry standards.

Interest income on U.S. Treasuries is recognized on an accrual basis when earned. Discounts and premiums are amortized or accreted over the life of the U.S. Treasuries.

Realized gains (losses) and changes in unrealized gain (loss) on open positions are determined on a specific identification basis and recognized in the consolidated statements of income and expenses in the period in which the contract is closed or the changes occur, respectively.

Asset Valuation

The Fund records its Commodity Futures and U.S. Treasuries on a trade date basis and at fair value in the consolidated financial statements, with changes in fair value reported in the consolidated statement of income and expenses.

In determining fair value of U.S. Treasuries and Commodity Futures, the Fund uses unadjusted quoted market prices in active markets and a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. See Note 4 to the financial statements for further information regarding this accounting policy.

Market Risk

See Item 1A – Risk Factors and Item 7A – Quantitative and Qualitative Disclosures about Market Risk for a complete discussion of market risk.

Credit Risk

The Master Fund holds two types of investments. The first is long positions in Commodity Futures on the 17 Index Commodities. Since the Index allocates equally among the components and is rebalanced daily, performance risk of the Commodity Futures is divided equally among the components. Each of the component Index Commodities is traded on the CME Group or ICE exchanges.

The CME Group and ICE exchanges guarantee the performance of its outstanding futures contracts. Each exchange is also publicly traded and, in management’s opinion, well-capitalized. Each uses a system of margining and daily cash settlement of unrealized gains and losses in open positions, which reduces counterparty risk for market participants. Hence, management believes that the Fund faces minimal credit or counterparty risk in its futures trading and contract positions.

The Master Fund will also hold significant cash balances representing the excess of invested funds above the margin requirements for its futures positions. To the extent practical, the Fund will hold this excess cash in U.S. Treasuries. Hence, management assigns no counterparty risk to such holdings.

Liquidity and Capital Resources

The Funds do not anticipate making use of borrowings or other lines of credit to meet their obligations. The Master Fund meets liquidity needs in the normal course of from cash, cash equivalents, and/or the sale of U.S. Treasuries it holds. The Funds’ liquidity needs include: redeeming Shares, providing margin deposits for existing Commodity Futures, the purchase of additional Commodity Futures and paying expenses.

The Funds generate cash primarily from (i) the sale of creation Baskets and (ii) interest earned on cash, cash equivalents and investments in collateralizing U.S. Treasuries. Substantially all of the net assets of the Master Fund are allocated to trading in Commodity Futures. Most of the assets of the Master Fund are held in U.S. Treasuries, cash and/or cash equivalents that could or are used as margin or collateral for trading in Commodity Futures. The percentage that such assets bear to the total net assets will vary from period to period as the market values of the Commodity Futures change. Interest earned on interest-bearing assets of the Master Fund is paid to the Master Fund.

The investments of the Master Fund in Commodity Futures could be subject to periods of illiquidity because of market conditions, regulatory considerations and other reasons. Such conditions could prevent the Master Fund from promptly liquidating a position in Commodity Futures.

Contractual Obligations

The Funds’ contractual obligations are with the Managing Owner and the Commodity Broker. Management Fee payments made to the Managing Owner are calculated as a fixed percentage of Net Asset Value. Commissions paid by the Funds to the Commodity Broker are on a per contract half-turn basis. As such, the Managing Owner cannot anticipate the amount of payments and commissions related to half-turns or round-turns that will be required under these arrangements for future periods as the amount and level of future trading activity is unknown.

Off-Balance Sheet Risk

In the normal course of business, the Funds are party to financial instruments with off-balance sheet risk. The term “off-balance sheet risk” refers to an unrecorded potential liability that, even though it does not appear on the balance sheet, may result in a future obligation or loss. The financial instruments used by the Funds are standardized commodity futures contracts traded on regulated exchanges and are recognized on the balance sheet at fair value pursuant to the accounting standards for derivatives and hedging activities, “Accounting for Derivative Instruments and Hedging Activities.” As of the balance sheet date, therefore, the Funds have no unrecorded liabilities relating to futures contracts. However, until these contracts are closed, they will fluctuate in value with changing commodity prices.

Item 7A.	Quantitative and Qualitative Disclosures about Market Risk.

Introduction

The Funds are designed to replicate a commodity index. The market-sensitive instruments held by the Master Fund are subject to the risk of trading loss. Unlike an operating company, the risk of market-sensitive instruments is integral, not incidental, to the Funds’ main line of business.

Market movements can produce frequent changes in the fair market value of the Master Fund’s open positions and, consequently, in its earnings and cash flows. The Funds’ market risk is primarily influenced by changes in the price of commodities.

Qualitative Disclosures Regarding Non-Trading Risk Exposure

The Funds are unaware of any (i) anticipated known demands, commitments or capital expenditures; (ii) material trends, favorable or unfavorable, in its capital resources; or (iii) trends or uncertainties that will have a material effect on operations.

Qualitative Disclosures Regarding Means of Managing Risk Exposure

Under ordinary circumstances, the Managing Owner’s discretionary power is limited to determining whether the Fund will make a distribution. Under emergency or extraordinary circumstances, the Managing Owner’s discretionary powers increase, but remain circumscribed. These special circumstances, for example, include the unavailability of the Index or certain natural or man-made disasters. The Managing Owner does not apply risk management techniques. The Master Fund initiates positions only on the “long” side of the market and does not employ “stop-loss” techniques.

Quantitative Disclosures

Market Risk by Sector

The following were the primary trading risk exposures of the Fund as of December 31, 2019 by market sector. The table below indicates the sector weighting of the Commodity Futures held within the Master Fund.

Sector	Sector Weight	Commodity
Grains	23.55%	Corn, Soybean, Soybean Oil, Wheat
Livestock	11.76%	Lean Hogs, Live Cattle
Metals	23.49%	Copper, Gold 100 Ounce, Platinum, Silver
Energy	17.63%	Natural Gas, NY Harbor ULSD, WTI Crude Oil
Softs	23.57%	Cocoa, Coffee “C”, Cotton No. 2, Sugar No. 11

Commodity Price Sensitivity and Interest Rate Sensitivity

The Fund is exposed to commodity price risk through its holdings of commodity futures contracts and interest rate risk through its holdings of short-term U.S. Treasury bills. The following tables provide information about the Fund’s investments, which were sensitive to both commodity price and interest rate risk.

As of December 31, 2019, the Master Fund’s long exposure futures contract positions subject to commodity price risk were as follows:

Description	Range of Expiration Dates	Number of Contracts	Weighted- Average Priceper Contract	Contract Multiplier	Notional Value	Unrealized Appreciation/ (Depreciation)
Energy
Natural Gas	January 2020 –May 2020	345	$2.19	10,000	$7,541,700	$(666,800)
NY Harbor ULSD	January 2020 – May 2020	89	2.00	42,000	7,473,047	579,453
WTI Crude Oil	January 2020 – May 2020	124	60.34	1,000	7,481,810	782,720
Grains
Corn	March 2020 – July 2020	381	3.95	5,000	7,515,225	(275,037)
Soybean	March 2020 – July 2020	155	9.68	5,000	7,501,413	280,438
Soybean Oil	March 2020 – July 2020	357	0.35	60,000	7,510,566	765,816
Wheat	March 2020 – July 2020	268	5.61	5,000	7,521,738	626,012

Description	Range of Expiration Dates	Number of Contracts	Weighted- Average Priceper Contract	Contract Multiplier	Notional Value	Unrealized Appreciation/ (Depreciation)
Livestock
Lean Hogs	February 2020 –July 2020	229	0.82	40,000	7,510,710	(106,550)
Live Cattle	February 2020 –June 2020	151	1.24	40,000	7,490,370	422,880
Metals
Copper	March 2020 – July 2020	107	2.81	25,000	7,506,738	402,876
Gold 100 Ounce	February 2020 –June 2020	49	1,529.04	100	7,492,310	234,200
Platinum	April 2020 – July 2020	153	980.68	50	7,502,210	514,760
Silver	March 2020 – July 2020	83	18.01	5,000	7,472,215	228,095
Softs
Cocoa	March 2020 – July 2020	296	2,539.00	10	7,515,430	360,930
Coffee “C”	March 2020 – July 2020	152	1.32	37,500	7,514,662	1,065,018
Cotton No. 2	March 2020 – July 2020	215	0.70	50,000	7,531,005	542,565
Sugar No. 11	February 2020 –June 2020	496	0.14	112,000	7,521,606	404,779

Total					$127,602,755	$6,162,155

As of December 31, 2019, the Master Fund’s aggregate position in short-term U.S. Treasuries subject to interest rate risk were as follows:

Description	Range of Yields to Maturity	Range of Maturity Dates	Face Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury Obligations
U.S. Treasury Bills	1.55% – 1.69%	January 2020 – March 2020	$116,000,000	$115,831,172	$10,304

APPENDIX E

MORE INFORMATION ABOUT THE ACQUIRING FUND

[To be Completed Upon the Finalization of the Acquiring Fund’s Registration Statement]

For purposes of this Appendix E only, the term “Fund” below refers to the Acquiring Fund.

Additional Information About the Fund’s Investment Objective

Since the Fund’s investment objective has been adopted as a non-fundamental investment policy, the Fund’s investment objective may be changed without a vote of shareholders upon 60 days’ written notice to shareholders.

Additional Information About the Fund’s Investment Strategies. The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in commodity and commodity-related futures contracts thereby obtaining exposure to the commodities markets. The Fund will also invest in U.S. government securities and money market instruments that taken together have economic characteristics similar or equivalent to those of the listed commodity futures contracts described herein. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy. The Trust will provide shareholders with sixty (60) days’ prior notice of any change to this policy for the Fund.

The Fund may invest in other investments that the Fund believes will help it achieve its investment objective, including cash and cash equivalents, as well as in shares of other investment companies (including affiliated investment companies, such as ETFs).

Unlike the Fund, the WisdomTree Subsidiary is not an investment company registered under the Investment Company Act of 1940 (the “Investment Company Act”), and therefore may invest in commodities and commodity-linked derivatives to a greater extent than the Fund. The WisdomTree Subsidiary, however, is required to invest in commodity-linked derivatives in a manner consistent with the terms of its private letter ruling and certain provisions of the Investment Company Act. The WisdomTree Subsidiary is otherwise subject to the same general investment policies and investment restrictions as the Fund.

Temporary Defensive Strategies. The Fund reserves the right to invest in U.S. government securities, money market instruments, cash and other instruments, without limitation, as determined by the Adviser or Sub-Adviser in response to adverse market, economic, political or other conditions. In the event the Fund engages in temporary defensive strategies that are inconsistent with its investment strategies, the Fund’s ability to achieve its investment objective may be limited.

Securities Lending. The Fund may lend its portfolio securities in an amount not to exceed one third (33 1/3%) of the value of its total assets via a securities lending program through its securities lending agent, State Street Bank and Trust Company, to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. A securities lending program allows the Fund to receive a portion of the income generated by lending its securities and investing the respective collateral. The Fund will receive collateral for each loaned security which is at least equal to the market value of that security, marked to market each trading day. In the securities lending program, the borrower generally has the right to vote the loaned securities; however, the Fund may call loans to vote proxies if a material issue affecting the Fund’s economic interest in the investment is to be voted upon. Security loans may be terminated at any time by the Fund.

Additional Non-Principal Risk Information

Trading. Although the Fund’s shares are listed for trading on [NYSE Arca] (the “Listing Exchange”) and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Listing Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. The trading market in the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s holdings or due to irregular trading activity in the markets. Trading in shares may be halted due to market conditions or for reasons that, in the view of the Listing Exchange, make trading in shares inadvisable. In addition, trading in shares on the Listing Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Listing Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that Fund shares will trade with any volume, or at all, on any stock exchange.

Costs of Buying or Selling Shares. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to buy shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity (including for the underlying securities held by the Fund), and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund and/or increased market volatility may cause increased bid/ask spreads. Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling. Due to the costs of buying or selling Fund shares, including bid/ask spreads, frequent trading of Fund shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Securities Lending. Although the Fund is indemnified by the Fund’s lending agent for losses incurred in connection with a borrower’s default with respect to a loan, the Fund bear the risk of loss of investing cash collateral and may be required to make payments to a borrower upon return of loaned securities if invested collateral has declined in value. Furthermore, because of the risks in delay of recovery, the Fund may lose the opportunity to sell the securities at a desirable price, and the Fund will generally not have the right to vote securities while they are being loaned. These events could also trigger negative tax consequences for the Fund.

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund shares may trade at a prolonged and material premium or discount to NAV (or not trade at all) and possibly face trading halts and/or delisting: (i) APs exit the business, have a business disruption (including through the types of disruptions described under “Cyber Security Risk” and “Operational Risk”) or otherwise become unable or unwilling to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business, have a business disruption (including through the types of disruptions described under “Cyber Security Risk” and “Operational Risk”) or significantly reduce their business activities and no other entities step forward to perform their functions.

Operational Risk. The Fund and its service providers, including the investment adviser, sub-adviser, administrator, custodian, and transfer agent, may experience disruptions that arise from human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund. Although the Fund and its service providers seek to mitigate these operational risks through their internal controls and operational risk management processes, these measures may not identify or may be inadequate to address all such risks.

Portfolio Holdings Information

Information about the Fund’s daily portfolio holdings is available at www.wisdomtree.com. In addition, the Fund will disclose its complete portfolio holdings as of the end of its fiscal year ([                    ]) and its second fiscal quarter ([                    ]) in its reports to shareholders. The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters ([                    ] and [                    ], respectively) with the SEC in Part F of Form N-PORT no later than 60 days after the relevant fiscal period. You can find the SEC filings on the SEC’s website, www.sec.gov, or by calling the Trust at 1-866-909-WISE (9473). A summarized description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information (“SAI”).

Management

Investment Adviser

As investment adviser, WisdomTree Asset Management has overall responsibility for the general management and administration of the WisdomTree Trust (the “Trust”) and the Fund. WisdomTree Asset Management is a registered investment adviser with offices located at 245 Park Avenue, 35th Floor, New York, New York 10167, and is a leader in ETF management. As of [                    ], 2020, WisdomTree Asset Management had assets under management totaling approximately $[                    ]. WisdomTree Investments* is the parent company of WisdomTree Asset Management. WisdomTree Asset Management provides an investment program for the Fund. The Adviser provides proactive oversight of the Sub-Adviser, daily monitoring of the Sub-Adviser’s buying and selling of securities for the Fund, and regular review of the Sub-Adviser’s performance. In addition, the Adviser arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Fund to operate.

* “WisdomTree” is a registered mark of WisdomTree Investments and has been licensed for use by the Trust.

For its services, WisdomTree Asset Management expects to receive fees from the Fund, based on a percentage of the Fund’s average daily net assets, as shown in the following table:

Name of Fund                                                     Management Fee

WisdomTree Enhanced Commodity Strategy Fund    0.55%

Under the Investment Advisory Agreement for the Fund, WisdomTree Asset Management has agreed to pay generally all expenses of the Fund, subject to certain exceptions. For a detailed description of the Investment Advisory Agreement for the Fund, please see the “Management of the Trust” section of the SAI. Pursuant to a separate contractual arrangement, WisdomTree Asset Management arranges for the provision of chief compliance officer (“CCO”) services with respect to the Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. WisdomTree Asset Management receives a fee of up to 0.0044% of the Fund’s average daily net assets for providing such services and paying such expenses. WisdomTree Asset Management provides CCO services to the Trust.

The basis for the Board of Trustees’ approval of the Fund’s Investment Advisory Agreement will be available in the Trust’s [Semi-]Annual Report to Shareholders for the period ending [                    ].

WisdomTree Asset Management is also responsible for the general management and administration of the Fund’s WisdomTree Subsidiary’s investment program pursuant to a separate investment advisory agreement between the Adviser and the WisdomTree Subsidiary. Under the advisory agreements, the Adviser provides the WisdomTree Subsidiary with the same type of management, for the same fee and under essentially the same terms, as is provided to the Fund. The WisdomTree Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and accounting services with the same service providers that provide those services to the Fund.

Sub-Adviser

Mellon Investments Corporation (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund. The Sub-Adviser, a registered investment adviser with the SEC and registered CTA with the CFTC, is a leading innovator in the investment industry and manages global quantitative-based investment strategies for institutional and private investors. Its principal office is located at One Boston Place, 201 Washington Street, Boston, Massachusetts 02108. As of [                    ] 2020, the Sub-Adviser had assets under management totaling approximately [                    ]. The Sub-Adviser is an independently operated indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company. The Sub-Adviser chooses the Fund’s portfolio investments and places orders to buy and sell the portfolio investments. The Sub-Adviser also serves as sub-adviser for the Fund’s WisdomTree Subsidiary and is responsible for the WisdomTree Subsidiary’s day-to-day management. The Sub-Adviser chooses the WisdomTree Subsidiary’s portfolio investments and places orders to buy and sell the WisdomTree Subsidiary’s portfolio investments. WisdomTree Asset Management pays the Sub-Adviser for providing sub-advisory services to the Fund.

The basis for the Board of Trustees’ approval of the Sub-Advisory Agreement will be available in the Trust’s [Annual] Report to Shareholders for the period ending [August 31, 2020].

WisdomTree Asset Management, as the investment adviser for the Fund, may hire one or more sub-advisers to oversee the day-to-day activities of the Fund. The sub-advisers are subject to oversight by WisdomTree Asset Management. WisdomTree Asset Management and the Trust have received an exemptive order from the SEC that permits WisdomTree Asset Management, with the approval of the Independent Trustees of the Trust, to retain unaffiliated investment sub-advisers for the Fund, without submitting the sub-advisory agreement to a vote of the Fund’s shareholders. The Trust will notify shareholders in the event of any change in the identity of such sub-adviser or sub-advisers. WisdomTree Asset Management has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee each sub-adviser and recommend their hiring, termination and replacement. WisdomTree Asset Management is not required to disclose fees paid to any sub-adviser retained pursuant to the order.

Portfolio Managers

The Fund is managed by the Sub-Adviser’s Asset Allocation Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

Vassilis Dagioglu is a Managing Director and the Head of Asset Allocation Portfolio Management. Mr. Dagioglu is the head of asset allocation portfolio management and oversees the team responsible for global multi-asset strategies including total return, absolute return, multi-asset income, global macro, and commodities. Previously at the firm, Mr. Dagioglu managed multi-asset portfolios in addition to developing custom portfolio solutions. Prior to joining the firm, Mr. Dagioglu designed and implemented financial information systems and consulted on enterprise information application development at IBM Global Services and Sybase. Mr. Dagioglu has been in the investment industry since 1998. Mr. Dagioglu received an MBA in finance from the University of California at Berkeley.

James Stavena is a Managing Director of Mellon’s Asset Allocation Portfolio Management Team and has been with Mellon for 18 years. He received his M.B.A. from Rice University and has over 25 years of investment experience.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of shares in the Fund.

Additional Information on Buying and Selling Fund Shares

Most investors will buy and sell shares of the Fund through brokers. Shares of the Fund trade on the Listing Exchange and elsewhere during the trading day and can be bought and sold throughout the trading day like other shares of publicly traded securities. When buying or selling shares through a broker, most investors will incur customary brokerage commissions and charges. Shares of the Fund trade under the trading symbol listed on the cover of this Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

Share Trading Prices

Transactions in Fund shares will be priced at NAV only if you are an institutional investor (e.g., broker-dealer) that has signed an agreement with the Distributor (as defined below) and you thereafter purchase or redeem shares directly from the Fund in Creation Units. As with other types of securities, the trading prices of shares in the secondary market can be affected by market forces such as supply and demand, economic conditions and other factors. The price you pay or receive when you buy or sell your shares in the secondary market may be more or less than the NAV of such shares.

The approximate value of shares of the Fund, also known as the “indicative optimized portfolio value” or IOPV, is disseminated every 15 seconds throughout the trading day by the Listing Exchange or by other information providers. This approximate value should not be viewed as a “real-time” update of the Fund’s NAV because the approximate value may not be calculated in the same manner as the NAV, which is computed once per day. The approximate value generally is determined by using current market quotations, price quotations obtained from broker-dealers that may trade in the securities and instruments held by the Fund, and/or amortized cost for securities with remaining maturities of 60 days or less, based on securities and/or cash as reflected in the basket for a Creation Unit. The approximate value does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time (e.g., the securities in the basket for a Creation Unit may include securities that are not part of the Fund’s portfolio) or the precise valuation of the current portfolio. The Fund, the Adviser and their affiliates are not involved in, or responsible for, the calculation or dissemination of the approximate value and make no warranty as to its accuracy.

Determination of Net Asset Value

The NAV of the Fund’s shares is calculated each day the national securities exchanges are open for trading as of the close of regular trading on the Listing Exchange, generally 4:00 p.m. New York time (the “NAV Calculation Time”). NAV per share is calculated by dividing the Fund’s net assets by the number of Fund shares outstanding.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments.

Fair value pricing is used by the Fund when reliable market valuations are not readily available or are not deemed to reflect current market values. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before the Fund’s next NAV Calculation Time that may materially affect the value of the Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Dividends and Distributions

The Fund intends to pay out dividends on an annual basis. Nonetheless, the Fund may not make a dividend payment every year.

The Fund intends to distribute its net realized capital gains to investors annually. The Fund occasionally may be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Book Entry

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Fund. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book-entry or “street name” form. Your broker will provide you with account statements, confirmations of your purchases and sales, and tax information.

Delivery of Shareholder Documents – Householding

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

Frequent Purchases and Redemptions of Fund Shares

The Fund has adopted policies and procedures with respect to frequent purchases and redemptions of Creation Units of Fund shares. Since the Fund is an ETF, only a few institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. Because purchase and redemption transactions with Authorized Participants are an essential part of the ETF process and may help keep ETF trading prices in line with NAV, the Fund accommodates frequent purchases and redemptions by Authorized Participants. Frequent purchases and redemptions for cash may increase portfolio transaction costs and may lead to the realization of capital gains. Frequent in-kind creations and redemptions generally do not give rise to these concerns. The Fund reserves the right to reject any purchase order at any time. The Fund reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

Investments by Investment Companies

Section 12(d)(1) of the Investment Company Act of 1940 restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Fund.

Additional Tax Information

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Fund shares, including the possible application of foreign, state, and local tax laws.

The Fund intends to qualify each year for treatment as a RIC. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and consequently a reduction in income available for distribution to shareholders.

Unless you are a tax-exempt entity or your investment in Fund shares is made through tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

•	The Fund makes distributions;

•	You sell Fund shares; and

•	You purchase or redeem Creation Units (institutional investors only).

Taxes on Distributions

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the assets that generated them, rather than how long a shareholder has owned his or her Fund shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. For non-corporate shareholders, long-term capital gains are generally subject to tax at reduced rates. Distributions of short-term capital gain will generally be taxable as ordinary income. Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. To the extent the Fund lends its securities and receives substitute dividend payments, such payments are not expected to generate qualified dividend income when distributed to shareholders. Since the Fund’s income is derived primarily from sources that do not pay dividends or from non-U.S. sources, it is not expected that a substantial portion of dividends paid by the Fund will qualify either for the dividends-received deduction for corporations or for any favorable U.S. federal income tax rate available to non-corporate shareholders on “qualified dividend income.”

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, but declared by the Fund in October, November or December of the previous year, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your shares).

Dividends and distributions from the Fund and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

The Fund may include cash when paying the redemption price for Creation Units in addition to, or in place of, the delivery of a basket of securities. The Fund and/or its WisdomTree Subsidiary may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process was used.

Distributions (other than Capital Gain Dividends) paid to individual shareholders that are neither citizens nor residents of the U.S. or to foreign entities will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest related dividend” or a “short term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

The Fund (or financial intermediaries, such as brokers, through which shareholders own Fund shares) generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and the sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

Taxes When You Sell Fund Shares

Any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if you held the shares you sold for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on a sale of shares held for six months or less is treated as a long-term capital loss to the extent of Capital Gain Dividends paid with respect to such shares. The ability to deduct capital losses may be limited depending on your circumstances.

Taxes on Creation and Redemption of Creation Units

An Authorized Participant having the U.S. dollar as its functional currency for U.S. federal income tax purposes that exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the exchanger’s aggregate basis in the securities surrendered and any amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate U.S. dollar market value of the securities plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss that is realized upon an exchange of securities for Creation Units may not be permitted to be currently deducted under the rules governing “wash sales” (for a person who does not mark-to-market their holdings), or on the basis that there has been no significant change in economic position.

Gain or loss recognized by an Authorized Participant upon an issuance of Creation Units in exchange for non-U.S. currency will generally be treated as ordinary income or loss. Gain or loss recognized by an Authorized Participant upon an issuance of Creation Units in exchange for securities, or upon a redemption of Creation Units, may be capital or ordinary gain or loss depending on the circumstances. Any capital gain or loss realized upon an issuance of Creation Units in exchange for securities will generally be treated as long-term capital gain or loss if the securities have been held for more than one year. Any capital gain or loss realized upon the redemption of a Creation Unit will generally be treated as long-term capital gain or loss if the Fund shares comprising the Creation Unit have been held for more than one year. Otherwise, such capital gains or losses are treated as short-term capital gains or losses.

A person subject to U.S. federal income tax with the U.S. dollar as its functional currency who receives non-U.S. currency upon a redemption of Creation Units and does not immediately convert the non-U.S. currency into U.S. dollars may, upon a later conversion of the non-U.S. currency into U.S. dollars, recognize any gains or losses resulting from fluctuations in the value of the non-U.S. currency relative to the U.S. dollar since the date of the redemption. Any such gains or losses will generally be treated as ordinary income or loss.

Persons exchanging securities or non-U.S. currency for Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rules apply and when a loss might be deductible. If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Fund shares you purchased or redeemed and at what price.

Foreign Investments by the Fund

Dividends, interest and other income received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Fund may need to file special claims for refunds to secure the benefits of a reduced rate. If as of the close of a taxable year more than 50% of the total assets of the Fund consist of stock or securities of foreign corporations, the Fund intends to elect to “pass through” to investors the amount of foreign income and similar taxes (including withholding taxes) paid by the Fund during that taxable year. If the Fund elects to “pass through” such foreign taxes, then investors will be considered to have received as additional income their respective shares of such foreign taxes, but may be entitled to either a corresponding tax deduction in calculating taxable income, or, subject to certain limitations, a credit in calculating federal income tax.

Commodity Investments

One of the requirements for qualification as a RIC under Subchapter M of the Internal Revenue Code is that the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income.” Qualifying income includes dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “90% Test”).

In 2006, the IRS issued a revenue ruling which concludes that income derived from certain commodity-linked swaps is not qualifying income under Subchapter M of the Code. In a subsequent revenue ruling, the IRS provided that income from certain alternative investments that create commodity exposure, such as certain commodity index-linked or structured notes, may be considered qualifying income under Subchapter M of the Code. The Fund, however, will invest in certain commodity-linked notes only to the extent it obtains an opinion of counsel confirming that income from such investments should be qualifying income.

In addition, a RIC may gain exposure to commodities through investment in a qualified publicly traded partnership, such as an ETF that is classified as a partnership or trust and which invests in commodities, or through investment in a wholly-owned subsidiary that is treated as a controlled foreign corporation (“CFC”) for federal income tax purposes, such as the WisdomTree Subsidiary. The Fund’s investment in the WisdomTree Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of the Internal Revenue Code. The “Subpart F” income (defined in Section 951 of the Internal Revenue Code to include passive income, including from commodity-linked derivatives) of the Fund attributable to its investment in the WisdomTree Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. The Fund expects its “Subpart F” income attributable to its investment in the WisdomTree Subsidiary to be derived with respect to the Fund’s business of investing in stock, securities or currencies and to be treated as “qualifying income.” The Adviser intends to conduct the Fund’s investments in the WisdomTree Subsidiary in a manner consistent with the terms and conditions of the regulations, and will monitor the Fund’s investments in the WisdomTree Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the WisdomTree Subsidiary.

Accordingly, the extent to which the Fund invests in commodities or commodity-linked derivatives directly or through the WisdomTree Subsidiary may be limited by the 90% Test, which the Fund must continue to satisfy to maintain its status as a RIC. As such, the Fund might cease to qualify as a RIC or could be required to reduce the exposure to such investments, which may result in difficulty in implementing the Fund’s investment strategy. If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. If the Fund were to fail to qualify as a RIC in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Under certain circumstances, the Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If the Fund were to fail to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. A failure to qualify as a RIC could cause investors to incur higher tax liabilities than they otherwise would have incurred and could have a negative impact on Fund returns. In such event, the Fund’s Board of Trustees may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the WisdomTree Subsidiary is organized, respectively, could result in the inability of the Fund and/or the WisdomTree Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the WisdomTree Subsidiary. If Cayman Islands law changes such that the WisdomTree Subsidiary must pay Cayman Islands governmental authority taxes, the Fund’s shareholders would likely suffer decreased investment returns. There remains a risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked notes, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Distribution

Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund.

Premium/Discount and NAV Information

Information regarding the Fund’s NAV and how often shares of the Fund traded on the Listing Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past calendar year and most recent calendar quarter is available at www.wisdomtree.com.

Additional Notices

Listing Exchange

Shares of the Fund are not sponsored, endorsed, or promoted by the Listing Exchange. The Listing Exchange is not responsible for the determination of the timing of, prices of, or quantities of the shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The Listing Exchange has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing, or trading of the shares of the Fund.

Without limiting any of the foregoing, in no event shall the Listing Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

WisdomTree and the Fund

WisdomTree Investments and WisdomTree Asset Management (together, “WisdomTree”) and the Fund make no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.

WisdomTree Investments is the licensor of trademarks, service marks and trade names of the Fund. WisdomTree Investments is not responsible for, and has not participated in, the determination of the timing of, prices of, or quantities of shares of the Fund to be issued or in the determination or calculation of the equation by which the shares of the Fund are redeemable.

Financial Highlights

The Fund had not commenced operations prior to the date of this Prospectus and therefore does not have financial information.

Statement of Additional Information

August [        ], 2020

For the Reorganization of

WisdomTree Continuous Commodity Index Fund

245 Park Avenue

35th Floor

New York, New York 10167

into and with

WisdomTree Enhanced Commodity Strategy Fund

a series of the WisdomTree Trust

245 Park Avenue

35th Floor

New York, New York 10167

This Statement of Additional Information (the “SAI”) relates specifically to the proposed reorganization of the WisdomTree Continuous Commodity Index Fund (the “Target Fund”) into and with the WisdomTree Enhanced Commodity Strategy Fund (the “Acquiring Fund”), a series of the WisdomTree Trust. In connection with the Reorganization, the Target Fund will transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the Target Fund’s liabilities, if any.

This SAI, which is not a prospectus, supplements, and should be read in conjunction with, the Combined Proxy Statement and Prospectus dated August [        ], 2020 (the “Proxy Statement”), relating to the Reorganization. To obtain a copy of the Proxy Statement, without charge, please write to the Target Fund at the address set forth above or call (866) 909-9473.

CONTENTS OF THE SAI

This SAI consists of the cover page and the information set forth below. In addition, the Statement of Additional Information of the Target Fund, dated October 25, 2019, as amended and supplemented to date is included as Appendix A to this SAI. The Acquiring Fund has not commenced operations as of the date hereof. Accordingly, financial statements for the Acquiring Fund are not available. Copies of the Acquiring Fund’s annual and semi-annual reports, may be obtained when available, without charge, upon request by calling (866) 909-9473 or visiting www.wisdomtree.com.

INFORMATION INCORPORATED BY REFERENCE

This SAI incorporates by reference the following document, which was filed electronically with the Securities and Exchange Commission:

•	The Statement of Additional Information of the Acquiring Fund, dated [________], 2020, as amended and supplemented to date.

PRO FORMA FINANCIAL STATEMENTS

Pro forma financial statements are not presented as the Target Fund is being combined with the Acquiring Fund, a newly created series of the Trust, which does not have any assets or liabilities.

APPENDIX A

TARGET FUND

STATEMENT OF ADDITIONAL INFORMATION

October 25, 2019

WISDOMTREE CONTINUOUS COMMODITY INDEX FUND

Common Units of Beneficial Interest

THE FUTURES MARKETS

Commodity Futures

Futures contracts are standardized contracts made on United States or foreign exchanges that call for the future delivery of specified quantities of various agricultural and tropical commodities, industrial commodities, currencies, financial instruments or metals at a specified time and place. The contractual obligations, depending upon whether one is a buyer or a seller, may be satisfied either by taking or making, as the case may be, physical delivery of an approved grade of commodity or by making an offsetting sale or purchase of an equivalent but opposite futures contract on the same, or mutually off-setting, exchange prior to the designated date of delivery. As an example of an offsetting transaction where the physical commodity is not delivered, the contractual obligation arising from the sale of one contract of September 1, 2019 wheat on a commodity exchange may be fulfilled at any time before delivery of the commodity is required by the purchase of one contract of September 1, 2019 wheat on the same exchange. The difference between the price at which the futures contract is sold or purchased and the price paid for the offsetting purchase or sale, after allowance for brokerage commissions, constitutes the profit or loss to the trader. Certain futures contracts, such as those for stock or other financial or economic indices approved by the CFTC or Eurodollar contracts, settle in cash (irrespective of whether any attempt is made to offset such contracts) rather than delivery of any physical commodity.

Hedgers and Speculators

The two broad classes of persons who trade futures interest contracts are “hedgers” and “speculators.” Commercial interests, including farmers, that market or process commodities, and financial institutions that market or deal in commodities, including interest rate sensitive instruments, foreign currencies and stocks, and which are exposed to currency, interest rate and stock market risks, may use the futures markets for hedging. Hedging is a protective procedure designed to minimize losses that may occur because of price fluctuations occurring, for example, between the time a processor makes a contract to buy or sell a raw or processed commodity at a certain price and the time he must perform the contract. The futures markets

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enable the hedger to shift the risk of price fluctuations to the speculator. The speculator risks his capital with the hope of making profits from price fluctuations in futures contracts. Speculators rarely take delivery of commodities, but rather close out their positions by entering into offsetting purchases or sales of futures contracts. Since the speculator may take either a long or short position in the futures markets, it is possible for him to make profits or incur losses regardless of whether prices go up or down.

Futures Exchanges

Futures exchanges provide centralized market facilities for trading futures contracts and options (but not forward contracts). Members of, and trades executed on, a particular exchange are subject to the rules of that exchange. Among the principal exchanges in the United States are the Chicago Board of Trade, the Chicago Mercantile Exchange, the New York Mercantile Exchange, and the New York Board of Trade.

Each futures exchange in the United States has an associated “clearing house.” Once trades between members of an exchange have been confirmed, the clearing house becomes substituted for each buyer and each seller of contracts traded on the exchange and, in effect, becomes the other party to each trader’s open position in the market. Thereafter, each party to a trade looks only to the clearing house for performance. The clearing house generally establishes some sort of security or guarantee fund to which all clearing members of the exchange must contribute; this fund acts as an emergency buffer that enables the clearing house, at least to a large degree, to meet its obligations with regard to the “other side” of an insolvent clearing member’s contracts. Furthermore, clearing houses require margin deposits and continuously mark positions to market to provide some assurance that their members will be able to fulfill their contractual obligations. Thus, a central function of the clearing houses is to ensure the integrity of trades, and members effecting futures transactions on an organized exchange need not worry about the solvency of the party on the opposite side of the trade; their only remaining concerns are the respective solvencies of their commodity broker and the clearing house. The clearing house “guarantee” of performance on open positions does not run to customers. If a member firm goes bankrupt, customers could lose money.

Speculative Position Limits

The CFTC and U.S. futures exchanges have established limits, referred to as “speculative position limits” or “position limits,” on the maximum net long or net short speculative position that any person or group of persons (other than a hedger) may hold, own or control in certain futures contracts. Among the purposes of speculative position limits is the desire to prevent a “corner” on a market or undue influence on prices by any single trader or group of traders. The CFTC has jurisdiction to establish position limits with respect to all commodities and has established position limits for all agricultural commodities. In addition, the CFTC requires each United States exchange to submit position limits for all commodities traded on such exchange for approval by the CFTC. Position limits do not apply to forward contract trading.

Daily Limits

Most U.S. futures exchanges (but generally not foreign exchanges or banks or dealers in the case of forward contracts) limit the amount of fluctuation in futures interests contract prices during a single trading day by regulation. These regulations specify what are referred to as “daily price fluctuation limits” or more commonly “daily limits.” The daily limits establish the maximum amount that the price of a futures interests contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a particular futures interest, no trades may be made at a price beyond the limit. See “Risk Factors –Possible Illiquid Markets May Exacerbate Losses.”

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Regulations

Futures exchanges in the United States are subject to regulation under the Commodity Exchange Act (the “CEAct”), by the CFTC, the governmental agency having responsibility for regulation of futures exchanges and trading on those exchanges.

The CEAct and the CFTC also regulate the activities of “commodity trading advisors” and “commodity pool operators” and the CFTC has adopted regulations with respect to certain of such persons’ activities. Pursuant to its authority, the CFTC requires a commodity pool operator (such as the Managing Owner) to keep accurate, current and orderly records with respect to each pool it operates. The CFTC may suspend the registration of a commodity pool operator if the CFTC finds that the operator has violated the CEAct or regulations thereunder and in certain other circumstances. Suspension, restriction or termination of the Managing Owner’s registration as a commodity pool operator would prevent it, until such time (if any) as such registration were to be reinstated, from managing, and might result in the termination of, the Fund and the Master Fund. The CEAct gives the CFTC similar authority with respect to the activities of commodity trading advisors, such as the Managing Owner. If the registration of a Managing Owner as a commodity trading advisor were to be terminated, restricted or suspended, the Managing Owner would be unable, until such time (if any) as such registration were to be reinstated, to render trading advice to the Fund and the Master Fund. The Fund and the Master Fund themselves are not registered with the CFTC in any capacity.

The CEAct requires all “futures commission merchants,” such as the Commodity Broker, to meet and maintain specified fitness and financial requirements, segregate customer funds from proprietary funds and account separately for all customers’ funds and positions, and to maintain specified book and records open to inspection by the staff of the CFTC. The CEAct also gives the states certain powers to enforce its provisions and the regulations of the CFTC.

Shareholders are afforded certain rights for reparations under the CEAct. Shareholders may also be able to maintain a private right of action for certain violations of the CEAct. The CFTC has adopted rules implementing the reparation provisions of the CEAct which provide that any person may file a complaint for a reparations award with the CFTC for violation of the CEAct against a floor broker, futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, and their respective associated persons.

Pursuant to authority in the CEAct, the NFA has been formed and registered with the CFTC as a “registered futures association.” At the present time, the NFA is the only non-exchange self-regulatory organization for commodities professionals. NFA members are subject to NFA standards relating to fair trade practices, financial condition, and consumer protection. As the self-regulatory body of the commodities industry, the NFA promulgates rules governing the conduct of commodity professionals and disciplines those professionals who do not comply with such standards. The CFTC has delegated to the NFA responsibility for the registration of commodity trading advisors, commodity pool operators, futures commission merchants, introducing brokers and their respective associated persons and floor brokers. The Commodity Broker and the Managing Owner are members of the NFA (the Fund and the Master Fund themselves are not required to become members of the NFA).

Margin

“Initial” or “original” margin is the minimum amount of funds that must be deposited by a futures trader with his commodity broker in order to initiate futures trading or to maintain an open position in futures contracts. “Maintenance” margin is the amount (generally less than initial margin) to which a trader’s account may decline before he must deliver additional margin. A margin deposit is like a cash performance bond. It helps assure the futures trader’s performance of the futures interests which contracts he purchases

A-3

or sells. Futures interests are customarily bought and sold on margins that represent a very small percentage (ranging upward from less than 2%) of the purchase price of the underlying commodity being traded. Because of such low margins, price fluctuations occurring in the futures markets may create profits and losses that are greater, in relation to the amount invested, than are customary in other forms of investment or speculation. The minimum amount of margin required in connection with a particular futures interests contract is set from time to time by the exchange on which such contract is traded, and may be modified from time to time by the exchange during the term of the contract. Brokerage firms carrying accounts for traders in futures contracts may not accept lower, and generally require higher, amounts of margin as a matter of policy in order to afford further protection for themselves. Margin requirements are computed each day by a commodity broker. When the market value of a particular open futures interests contract position changes to a point where the margin on deposit does not satisfy maintenance margin requirements, a margin call is made by the commodity broker. If the margin call is not met within a reasonable time, the broker may close out the Master Fund’s position. With respect to the Managing Owner’s trading, only the Managing Owner, and not the Fund or its Shareholders personally, will be subject to margin calls.

A-4

Vote by Telephone 1. Read the proxy statement and have the proxy card at hand. 2. Call toll-free 1-800________ 3. Follow the simple instructions. Vote Online 1. Read the proxy statement and have the proxy card at hand. 2. Go to www._________________ 3. Follow the simple instructions. Vote by Mail 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side. 3. Sign, date and return the proxy card in the envelope provided. [Insert Fund Logo] WISDOMTREE CONTINUOUS COMMODITY INDEX FUND PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER XX, 2020 THIS PROXY IS SOLICITED ON BEHALF OF WISDOMTREE COMMODITY SERVICES. The undersigned shareholder of the WisdomTree Continuous Commodity Index Fund (the “Target Fund”) hereby appoints [Name] and [Name], and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all shares of the Fund standing in the name of the undersigned at the close of business on August XX, 2020, at the Special Meeting of Shareholders of the Fund to be held via audio teleconference, on XXXXXXX, October XX, 2020 at 9:00 a.m., Eastern Time, and at any and all adjournments thereof (the “Meeting”), with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders of the Fund and of the accompanying Combined Proxy Statement and Prospectus, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL PRINTED ON THE REVERSE SIDE OF THIS CARD (PROPOSAL 1). AUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted. Please complete, sign and return this card as soon as possible.    Date Signature(s) and Title(s), if applicable (Sign in the box) Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. If shares are held jointly, one or more owners should sign personally. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT In their discretion, the Proxies are authorized to vote on any other business as may properly come before the Meeting or any adjournment(s) thereof. TO VOTE – Mark boxes below in blue or black ink as shown in this example: WISDOMTREE COMMODITY SERVICES RECOMMENDS A VOTE FOR THE PROPOSAL. 1. To approve the Agreement and Plan of Reorganization (the “Plan”) which provides for the reorganization of the Target Fund into and with the WisdomTree Enhanced Commodity Strategy Fund (the “Acquiring Fund”), a separate series of the WisdomTree Trust (the “Trust”) (the “Reorganization”). FOR AGAINST ABSTAIN PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE

PART C

OTHER INFORMATION

Item 15.	Indemnification:

Reference is made to Article IX of WisdomTree Trust’s (the “Registrant” or the “Trust”) Trust Instrument, which is included as Exhibit (1)(a) to this Registration Statement, with respect to the indemnification of the Registrant’s trustees and officers, which is set forth below:

Section 1. Limitation of Liability.

All Persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or Assets belonging to such Series, respectively, for payment under such contract or claim; and neither the Trustees nor any of the Trust’s officers, employees, or agents, whether past, present, or future, shall be personally liable therefor. Every written instrument or obligation on behalf of the Trust or any Series shall contain a statement to the foregoing effect, but the absence of such statement shall not operate to make any Trustee or officer of the Trust liable thereunder. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, Investment Adviser, or independent contractor of the Trust, but nothing contained in this Trust Instrument or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Section 2. Indemnification.

(a) Subject to the exceptions and limitations contained in subsection (b) below:

(i) every Person who is, or has been, a Trustee or an officer, employee, or agent of the Trust (“Covered Person”) shall be indemnified by the Trust or the appropriate Series (out of Assets belonging to that Series) to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; provided that the transfer agent of the Trust or any Series shall not be considered an agent for these purposes unless expressly deemed to be such by the Trustees in a resolution referring to this Article.

(ii) as used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits, or proceedings (civil, criminal, or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include attorney’s fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) who has been adjudicated by a court or body before which the proceeding was brought:

(A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or

1

(B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (A) by the court or other body approving the settlement, (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based on a review of readily available facts (as opposed to a full trial-type inquiry), or (C) by written opinion of independent legal counsel based on a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors, and administrators of a Covered Person.

(d) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in subsection (a) of this Section shall be paid by the Trust or applicable Series from time to time prior to final disposition thereof on receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section, provided that either (i) such Covered Person has provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, has determined, based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

(e) Any repeal or modification of this Article IX by the Shareholders, or adoption or modification of any other provision of this Trust Instrument or the By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal, modification, or adoption would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission that occurred prior to such repeal, modification, or adoption.

Reference is made to Article VI of the Registrant’s By-Laws included as Exhibit (b) to this Registration Statement with respect to the indemnification of the Registrant’s trustees and officers, which is set forth below:

Section 6.2. Limitation of Liability.

The Declaration refers to the Trustees as Trustees, but not as individuals or personally; and no Trustee, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust; provided, that nothing contained in the Declaration or the By-Laws shall protect any Trustee or officer of the Trust from any liability to the Trust or its Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission

2

such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Trust by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits:

(1)(a)	Certificate of Trust, as filed with the State of Delaware on December 15, 2005, is incorporated herein by reference to Exhibit (a)(2) to the Registrant’s Initial Registration Statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 13, 2006.

(1)(b)	Trust Instrument dated December 15, 2005 (the ‘Trust Instrument”) is incorporated herein by reference to Exhibit (a) to the Registrant’s Initial Registration Statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on March 13, 2006.

(1)(c)	Schedule A, as last revised March 13, 2020, to the Trust Instrument is incorporated herein by reference to Exhibit (a)(2) to Post-Effective Amendment No. 732 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on March 13, 2020.

(1)(d)	Revised Schedule A to the Trust Instrument, reflecting the addition of WisdomTree Enhanced Commodity Strategy Fund, to be filed by amendment.

(2)	Registrant’s By-Laws, as amended June 16, 2016 (the “By-Laws”), are incorporated herein by reference to Exhibit (b) to Post-Effective Amendment No. 563 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on July 28, 2016.

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization is filed herewith as Appendix A to Part A of this Registration Statement on Form N-14.

(5)	Portions of the Registrant’s Trust Instrument and By-Laws defining the rights of holders of shares of the Registrant are incorporated herein by reference to Article II, Sections 2, 3 and 8, and Articles III, IV, V, VI, VII, VIII, IX and X of the Registrant’s Trust Instrument, filed as Exhibit (a)(1) to the Registrant’s Initial Registration Statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on March 13, 2006; and to Articles I, V, and VI of the Registrant’s By-Laws, filed as Exhibit (b) to the Registrant’s Initial Registration Statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with SEC on March 13, 2006.

(6)(a)	Investment Advisory Agreement dated March 26, 2013 between the Registrant and WisdomTree Asset Management, Inc. (the “Advisory Agreement”) is incorporated herein by reference to Exhibit (d)(3) to Post-Effective Amendment No. 198 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on July 29, 2013.

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(6)(b)	Schedule A, as last amended March 13, 2020 (effective March 16, 2020), to the Advisory Agreement is incorporated herein by reference to Exhibit (d)(4) to Post-Effective Amendment No. 732 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on March 13, 2020.

(6)(c)	Revised Schedule A to the Advisory Agreement, reflecting the addition of the WisdomTree Enhanced Commodity Strategy Fund, to be filed by amendment.

(6)(d)	Amended and Restated Sub-Advisory Agreement dated January 1, 2013 between WisdomTree Asset Management, Inc. and Mellon Investments Corporation (the “Sub-Advisory Agreement”) is incorporated herein by reference to Exhibit (d)(6) to Post-Effective Amendment No. 144 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on January 11, 2013.

(6)(e)	Appendix A, as last amended May 29, 2020, to the Sub-Advisory Agreement is incorporated herein by reference to Exhibit (d)(6) to Post-Effective Amendment No. 738 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on June 1, 2020.

(6)(f)	Revised Appendix A to the Sub-Advisory Agreement, reflecting the addition of the WisdomTree Enhanced Commodity Strategy Fund, to be filed by amendment.

(7)(a)	Distribution Agreement dated May 31, 2017 between the Registrant and Foreside Fund Services, LLC (the “Distribution Agreement”) is incorporated herein by reference to Exhibit (e)(1) to Post-Effective Amendment No. 634 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on July 27, 2018.

(7)(b)	Exhibit A, dated March 19, 2020, to the Distribution Agreement is incorporated herein by reference to Exhibit (e)(2) to Post-Effective Amendment No. 738 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on June 1, 2020.

(8)	Not applicable.

(9)(a)	Master Custodian Agreement dated September 27, 2013 between the Registrant and State Street Bank and Trust Company (the “Custody Agreement”) is incorporated herein by reference to Exhibit (g)(1) to Post-Effective Amendment No. 346 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on March 31, 2014.

(9)(b)	Appendix A, as last revised August 29, 2019, to the Custody Agreement is incorporated herein by reference to Exhibit (g)(2) to Post-Effective Amendment No. 716 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on August 29, 2019.

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(9)(c)	Revised Appendix A to the Custody Agreement, reflecting the addition of the WisdomTree Enhanced Commodity Strategy Fund, to be filed by amendment.

(10)	Not applicable.

(11)	Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, regarding the legality of securities being issued, is filed herewith.

(12)	Form of opinion and consent of counsel, Morgan, Lewis & Bockius LLP, regarding certain tax matters, is filed herewith.

(13)(a)	Administration Agreement dated September 27, 2013 between the Registrant and State Street Bank and Trust Company (the “Administration Agreement”) is incorporated herein by reference to Exhibit (h)(1) to Post-Effective Amendment No. 346 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on March 31, 2014.

(13)(b)	Transfer Agency and Service Agreement dated September 27, 2013 between the Registrant and State Street Bank and Trust Company (the “Transfer Agency and Service Agreement”) is incorporated herein by reference to Exhibit (h)(3) to Post-Effective Amendment No. 346 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on March 31, 2014.

(13)(c)	Schedule A, as last revised August 29, 2019, to the Administration Agreement and Transfer Agency and Service Agreement is incorporated herein by reference to Exhibit (h)(3) to Post-Effective Amendment No. 716 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on August 29, 2019.

(13)(d)	Revised Schedule A to the Administration Agreement and Transfer Agency and Service Agreement, reflecting the addition of the WisdomTree Enhanced Commodity Strategy Fund, to be filed by amendment.

(13)(e)	Securities Lending Authorization Agreement dated September 27, 2013 between the Registrant and State Street Bank and Trust Company (the “Securities Lending Agreement”) is incorporated herein by reference to Exhibit (h)(8) to Post-Effective Amendment No. 346 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on March 31, 2014.

(13)(f)	Tenth Amendment, dated November 3, 2016, to the Securities Lending Agreement is incorporated herein by reference to Exhibit (h)(8) to Post-Effective Amendment No. 577 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on December 22, 2016.

(13)(g)	Twelfth Amendment and revised Schedule B, dated April 27, 2017, to the Securities Lending Agreement is incorporated herein by reference to Exhibit (h)(9) to Post-Effective Amendment No. 596 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on July 28, 2017.

(13)(h)	Thirteenth Amendment and revised Schedule B, dated October 23, 2017, to the Securities Lending Agreement is incorporated herein by reference to Exhibit (h)(10) to Post-Effective Amendment No. 616 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on February 20, 2018.

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(13)(i)	Fourteenth Amendment, dated December 19, 2017, to the Securities Lending Agreement is incorporated herein by reference to Exhibit (h)(11) to Post-Effective Amendment No. 616 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on February 20, 2018.

(13)(j)	Sixteenth Amendment and revised Schedule B, dated April 16, 2018, to the Securities Lending Agreement is incorporated herein by reference to Exhibit (h)(13) to Post-Effective Amendment No. 622 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on May 29, 2018.

(13)(k)	Seventeenth Amendment and revised Schedule B, dated August 1, 2018, to the Securities Lending Agreement is incorporated herein by reference to Exhibit (h)(14) to Post-Effective Amendment No. 641 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on September 19, 2018.

(13)(l)	Nineteenth Amendment and revised Schedule B, dated June 12, 2019, to the Securities Lending Agreement is incorporated herein by reference to Exhibit (h)(16) to Post-Effective Amendment No. 716 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on August 29, 2019.

(13)(m)	Twenty-First Amendment and revised Schedule B, dated August 29, 2019, to the Securities Lending Agreement is incorporated herein by reference to Exhibit (h)(18) to Post-Effective Amendment No. 721 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on October 28, 2019.

(13)(n)	Amendment and revised Schedule B to the Securities Lending Agreement, reflecting the addition of the WisdomTree Enhanced Commodity Strategy Fund, to be filed by amendment.

(13)(o)	Chief Compliance Officer Services Agreement dated October 1, 2009 between the Registrant and WisdomTree Asset Management, Inc. (the “CCO Services Agreement”) is incorporated herein by reference to Exhibit (h)(10) to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on October 15, 2009.

(13)(p)	Exhibit C, as last revised August 29, 2019, to the CCO Services Agreement is incorporated herein by reference to Exhibit (h)(19) to Post-Effective Amendment No. 716 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on August 29, 2019.

(13)(q)	Revised Exhibit C to the CCO Services Agreement, reflecting the addition of WisdomTree Enhanced Commodity Strategy Fund, to be filed by amendment.

(13)(r)	Fund Services Agreement dated June 15, 2009 between the Registrant and WisdomTree Asset Management, Inc. (the “Fund Services Agreement”) is incorporated herein by reference to Exhibit (h)(11) to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on September 10, 2012.

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(13)(s)	Exhibit A, as last revised August 29, 2019, to the Fund Services Agreement is incorporated herein by reference to Exhibit (h)(22) to Post-Effective Amendment No. 716 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on August 29, 2019.

(13)(t)	Revised Exhibit A to the Fund Services Agreement, reflecting the addition of WisdomTree Enhanced Commodity Strategy Fund, to be filed by amendment.

(14)	Consent of independent registered public accountants, Ernst &Young LLP, is filed herewith.

(15)	Not applicable.

(16)(a)	Powers of Attorney dated July 17, 2020 are filed herewith.

(16)(b)	Secretary’s Certificate related to certain signatory authority is incorporated herein by reference to Exhibit (r) to Post-Effective Amendment No. 222 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on September 24, 2013.

(17)(a)	Code of Ethics of the Registrant is incorporated herein by reference to Exhibit (p)(1) to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on October 15, 2009.

(17)(b)	Code of Ethics of WisdomTree Asset Management, Inc. is incorporated herein by reference to Exhibit (p)(2) to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on July 27, 2012.

(17)(c)	Code of Ethics of Mellon Investments Corporation is incorporated herein by reference to Exhibit (p)(3) to Post-Effective Amendment No. 634 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on July 27, 2018.

Item 17.	Undertakings:

(1)

The Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)

The Registrant agrees to file by post-effective amendment the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 within a reasonable time after receipt of such opinion.

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SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, and State of New York on this 21st day of July, 2020.

WISDOMTREE TRUST
(Registrant)

By:	/s/ Jonathan Steinberg
Jonathan Steinberg
President (Principal Executive Officer)

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ Jonathan Steinberg Jonathan Steinberg	President (Principal Executive Officer) and Trustee	July 21, 2020

/s/ David Castano* David Castano	Treasurer (Principal Financial and Accounting Officer)	July 21, 2020

/s/ David Chrencik* David Chrencik	Trustee	July 21, 2020

/s/ Joel Goldberg* Joel Goldberg	Trustee	July 21, 2020

/s/ Toni Massaro* Toni Massaro	Trustee	July 21, 2020

/s/ Melinda Raso Kirstein* Melinda Raso Kirstein	Trustee	July 21, 2020

/s/ Victor Ugolyn* Victor Ugolyn	Trustee	July 21, 2020

*By:	/s/ Ryan Louvar
Ryan Louvar
(Attorney-in-Fact)

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